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                                                                     EXHIBIT 4.2


      Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                        CONTACT CENTER SERVICES AGREEMENT

This Contact Center Services Agreement ("Agreement") is signed on April 1, 2004 on the one hand by

      I. ORBITALL SERVICOS E PROCESSAMENTO DE INFORMACOES COMERCIAIS LTDA., a company with head offices at Rua Manoel Coelho 600, 1st Floor, City of Sao Caetano do Sul, State of Sao Paulo, registered on the National Corporate Tax-Payers' Roll under the Treasury Ministry under CNPJ N degrees 00.006.878/0001-34, represented herein by its duly-accredited legal representatives ("ORBITALL");

      and on the other hand, by

      II. INOVACAO CONTACT CENTER SERVICOS DE CONTATOS TELEFONICOS LTDA., a company with offices at Avenida Ipiranga 855, 3rd Floor, City of Sao Paulo, State of Sao Paulo, registered on the National Corporate Tax-Payers' Roll under the Treasury Ministry under CNPJ N degrees 06.052.126/0001-96, represented herein by its duly-accredited legal representatives ("PARTNER"), with ORBITALL and the PARTNER being called the "PARTY" individually and the "PARTIES" together.

      WHEREAS:

      I. ORBITALL renders Contact Center Services, among others, to Orbitall Customers, services which are subsequently intended to benefit the holders of credit card and vouchers issued by Orbitall Customers.

      II. Within the Contact Center Project context, ORBITALL transferred a set of assets and liabilities related to the performance of the Services to INOVACAO, which is an ORBITALL subsidiary.

      III. The INOVACAO quotas were transferred by ORBITALL to CONTAX through a Purchase and Sale Agreement.

      IV. After its quotas were acquired by CONTAX and through signature of this Agreement, INOVACAO became the PARTNER of ORBITALL for the purposes stipulated in this Agreement.

      V. Through the signature of the Purchase and Sale Contract, ORBITALL and the PARTNER decide to simultaneously sign this Contract.

      The PARTIES hereby RESOLVE to sign this Agreement, which establishes the terms and conditions under which the PARTNER will render the Services defined below.

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CLAUSE ONE - APPLICABLE DOCUMENTS

l.l. The following documents are appended hereto as Annexes, forming an integral part of this Agreement and duly initialed by the representatives of the PARTIES, which hereby declare that they are fully aware of the contents thereof:

-     Annex I - Definitions

-     Annex II - Responsibilities for the Proceedings during the Transition
      Period

-     Annex III - Prices

-     Annex IV - Governance

-     Annex V - Operating Agreements - Infrastructure Services

-     Annex VI - Scoring Defaults and Violations

-     Annex VII - Operating Agreements - Services

-     Annex VIII - Contingency Plan

      1.1.1. The Annexes to this Agreement and the body-text hereof should be construed together. In case of any contradiction between the stipulations in the body-text of this Agreement and any of the Annexes hereto, the former should prevail.

      1.1.2. In addition to the Annexes listed above, other documents may be appended to this Agreement as an integral part hereof, providing that they specifically mention this Agreement and they are signed by the duly-accredited legal representatives of both PARTIES.

CLAUSE TWO - PURPOSE

2.1. The telephone answering services provided through the Call Center ("Services"), as well as the Projects listed below, will be rendered by the PARTNER to the Orbitall Customers for the duration of this Agreement. For the coordination, planning and control of the performance of the Services, ORBITALL will undertake the management of the activities performed by the PARTNER as stipulated in detail in Clause Eleven and Annex IV - Governance.

      2.1.1. Additionally, the PARTIES accept certain responsibilities as stipulated in Annex II - Responsibilities for the Proceedings during the Transition Period.

CLAUSE THREE - PROJECTS

3.1. ORBITALL may issue a written request for the PARTNER to implement Modifications, as well as to develop New Projects, in addition to the Services (the Modifications and New Project are together called "Projects").

3.2. The Project requisitions will always be submitted to the PARTNER for prior consideration thereby and discussion of their details, conditions and pricing, as well as impact analyses, decisions on their implementation, penalties applicable for non-compliance with their conditions and the possible future consequences for the rescission of this Agreement as stipulated in Clauses 9.2.(b) and 12.1 (vi).

3.3. For all the Project requisitions, the PARTNER will present the following to ORBITALL within the period to be agreed by the PARTIES on a case-by-case basis, or should no deadline be stipulated, within 10 (ten) business days as from the delivery of the ORBITALL requisition:

      (a) price and periods bid for the development and implementation of the Project;

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      (b) unit price bid for the Services to be rendered by the PARTNER after and as a result of the implementation of the Project, which bid should be drawn up on the basis of the services price list covered in Annex III - Prices;

      (c) a description of how the Project would be implemented;

      (d) a description of the impacts that the Project would cause on the Contact Center operations;

      (e) an estimate of all the resources required to implement the Project, including a description of the risks associated with the delivery thereof, and risks minimization plans; and

      (f) other relevant information related to the Project.

3.4. The PARTNER hereby agrees to make resources available in order to handle the Projects requisitioned by ORBITALL in order to implement the Projects in compliance with the provisions in this Agreement, particularly with regard to the Operations and Service Levels Agreements.

3.5. Should the requested Project imply any increase or reduction in the demand for the Services, ORBITALL should supply an estimate of such increase or reduction. The Operating Agreements described in Clause 12.1 of this Agreement will determine the actions applicable should the estimated variation in the volume supplied by ORBITALL not be confirmed. Should the Operating Agreement be omissive or should there be no Operating Agreement regulating the Service, the amounts stipulated in Clause 4.1.4 will be applicable thereto.

3.6. Should ORBITALL advise the PARTNER that it is requesting a Project due to some critical and unforeseen business requirement, the PARTNER will then provide an estimated Project implementation price, in response to the request from ORBITALL, and will immediately begin the work required to implement the Project prior to drawing up a reply to the requisition, with ORBITALL empowered to suspend the requisition should it not agree with the price estimate of the PARTNER, in which case ORBITALL should reimburse the PARTNER for all costs and expenses proven to have been incurred thereby through to the date of the request for suspension.

3.7. After the implementation of the Projects, the PARTNER will notify ORBITALL of all Projects.

3.8. The Modifications agreed will be described in documents that will be signed by the representatives of the PARTIES. The New Projects agreed will be described in Letters of Agreement to be signed by the PARTIES and subject to the terms stipulated therein and those covered by this Agreement.

CLAUSE FOUR - PRICES AND PAYMENT CONDITIONS

4.1. ORBITALL will pay the PARTNER a monthly remuneration ("Remuneration") that will be calculated on the basis of the Services effectively rendered ("Remuneration for the Services") and the Projects agreed by the PARTIES ("Remuneration for Projects").

      4.1.1. The Remuneration for Services will be calculated on the basis of the prices for the Services listed in Annex III - Prices ("Referenced Prices"). This Annex contains the Prices

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      for the answering positions, calls received through the electronic answering system, calls attended through assisted response and spoken minute, according to the various Service characteristics ("Reference Price List"). Whenever a specific Service has exactly the same characteristics as an item in the Reference Price List, the Service price will be exactly the Referenced Price. For Services whose characteristics do not exactly correspond to any item on the Reference Price List, the Referenced Prices for Services with the closest characteristics will be used as guides (lower and/or upper limits) for establishing the Service price.

      4.1.2. The PARTIES hereby agree that the Prices for the Services in Annex III - Prices, were calculated on a referenced basis of R$ 8,414,255.00 (eight million, four hundred and fourteen thousand and two hundred and fifty five Reais) per month; and that any possible future variations, either upwards or downwards in the total amount of the Remuneration for Services in a specific month will result in a proportional increase or reduction in the price of the Services for the month in question, pursuant to Annex III - Prices.

      4.1.3. The Remuneration for Projects will be that stipulated in the Commercial Bids, duly accepted by the PARTIES.

      4.1.4. Unless otherwise stipulated in the Operating Agreements, when a Services volume estimate is supplied by ORBITALL, it agrees to pay the PARTNER a minimum amount equal to 80% (eighty per cent) of the Service demand estimate, meaning if the effective volume ascertained is more than 20% (twenty per cent) below the Services demand estimate supplied by ORBITALL, it should pay the PARTNER an additional amount constituting the difference between the Services effectively rendered by the PARTNER and 80% (eighty per cent) of the estimate forwarded to the PARTNER, calculated in compliance with the Prices applicable to such Services. Should the volume effectively ascertained be more than 10% (ten per cent) above the Services demand estimate supplied by ORBITALL, the PARTNER will be exempt from paying any fine for non-compliance with the Operating Levels Agreements, as applicable thereto, provided that the non-compliance in question is proven to be due to an error in the estimate. Notwithstanding such exemption from payment of any fine, the PARTNER should do its utmost to comply with the applicable Operating Levels Agreement.

4.2. The Remuneration covers all the costs and expenses incurred by the PARTNER for performing this Agreement, including, with no constraints, expenditures on the wages and remuneration of employees and contracted workers, social security, pension fund, labor rights and taxes. However, the Remuneration does not include the costs and expenses related to telephony facilities and data link used by the PARTNER to render the Services.

4.3. On the first business day of each month, the PARTNER should issue and deliver to ORBITALL the preliminary invoices for the payment of the Remuneration, which should be accompanied by the calculations undertaken by the PARTNER, noting the Prices applicable and listing the amount of Services performed for each Service, and the unit prices as listed in Annex III - Prices, the gross value of the Services rendered, and any possible deductions or additional amounts covered in the Operating Service Agreement. By the third business day of the month in question, ORBITALL should notify the PARTNER in writing so that it may issue the definitive invoices, which will always fall due as stipulated in Clause 4.4 below. Any possible future delay in forwarding the preliminary invoices will result in the proportional extension of the deadline for approval thereof by ORBITALL, always recalling that ORBITALL shall always have two business days for analyzing the preliminary invoice.

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      4.3.1. Part or all of the Remuneration owed to the PARTNER for implementing this Agreement, to the benefit of some Orbitall Customer may be billed directly by the PARTNER to the Customer in question, at the sole discretion of ORBITALL.

      4.3.2. Should the PARTNER issue an invoice directly to an Orbitall Customer, and should such Customer fail to pay the Remuneration due within the period stipulated in this Agreement, such default should be notified in writing by the PARTNER to ORBITALL, which shall immediately pay the Remuneration without adversely affecting the credit of ORBITALL against the Orbitall Customer in question.

      4.3.3. Should the preliminary invoice be partially approved, the PARTIES hereby agree that the PARTNER should issue a definitive invoice for the portion of the Remuneration that is not in dispute, payable on the due date stipulated in Clause 4.4 below, with the disputed portion of the Remuneration being ascertained by the PARTIES within up to 15 (fifteen) days.

4.4. The Remuneration will be paid by ORBITALL to the PARTNER when not billed directly by the PARTNER to the Orbitall Customers on the tenth business day of the month subsequent to that in which the Services are rendered, with the PARTNER invoices being presented to ORBITALL no later than the fifth business day subsequent to the month in which the Services in question are rendered. For direct billing, the PARTIES will agree on the due dates of the respective invoices issued by the PARTNER, noting that if such due dates are established by the fifteenth business day of the month subsequent to that in which the Services in question are rendered, the PARTNER will have no right to financial compensation.

4.5. Any possible future differences noted by either of the PARTIES in the amounts charged, due either to an error in calculating the Service prices or the taxes falling due thereon, should be settled through an increase in the monthly invoice or offset therein in the month subsequent to that in which the inaccuracy is noted in the billing.

4.6. If ORBITALL holds a credit against the PARTNER, including the ones arising from the losses and damages mentioned in Clause 5.1 (d), already acknowledged and specifically accepted thereby, for any reason whatsoever, it may deduct this credit from the next invoice to be paid to the PARTNER.

CLAUSE FIVE - OBLIGATIONS OF THE PARTNER

5.1. In addition to the obligations stipulated in this Contract and the Annexes hereof, the PARTNER will be bound to:

      (a) Accept liability for the proper rendering of the Services, as well as for any faults in the handling, installation, operation and/or maintenance of the equipment/software, when provided by the PARTNER or under the responsibility thereof;

      (b) Reporting any occurrence, to ORBITALL, that delays or may delay the performance of the Services, stating the causes, the respective responsibilities and the period for the resolution thereof;

      (c) Accepting liability for the proper behavior of its staff, with ORBITALL being empowered to request the substitution of any employee or outsourced worker in its areas, when deemed inconvenient thereby, pursuant to Clause 13.2;

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      (d) Promptly pay indemnity for losses and damages caused by its employees and any persons under the responsibility thereof to ORBITALL or third parties, when duly proven, including as stipulated in Clause 4.6, up to an amount corresponding to 30% (thirty per cent) of the mean monthly Remuneration for Services due for the duration of the Agreement, which ceiling is applicable to damages caused in each month for which the Services are rendered;

      (e) Accept full liability for the materials, tools, instruments, machines and utensils owned thereby or by the agents, representatives and/or subcontractors to be used to perform this Agreement;

      (f) Do its utmost to facilitate the activities of the ORBITALL employees or outsourced workers contracted thereby to oversee all phases of the performance of this Agreement;

      (g) Provide reports as from the signature of this Agreement in order to keep ORBITALL properly informed of the progress of the work covered by the Agreement, whose formats, frequency and contents will be negotiated by the PARTIES after the signature of this Agreement;

      (h) Attend meeting whenever invited to do so with adequate minimum advance notice through the representative specifically accredited in advance, at the places indicated by ORBITALL;

      (i) Pay the penalties incurred through non-compliance with the obligations stipulated in this Contract;

      (j) Provide the additional information and technical data on the Services as requested by ORBITALL and, as agreed, through standard reports as will be stipulated in the Governance Model;

      (k) Be responsible for obtaining all technical data on the existing equipment, to be installed, or the modifications required thereto;

      (1) Accept all risks inherent to the installation of the equipment under the responsibility thereof, and accept responsibility for replacement of materials damaged beyond use whenever proven the improper use by the PARTNER or the suppliers thereof;

      (m) Perform the Services without adversely affecting the characteristics and the correct functioning of the equipment to be installed and other systems already installed in order to reduce downtime and temporary power outages in the systems involved as much as possible during the performance of the above-mentioned Service. When downtime or temporary power outages are inevitable, this should be scheduled through common agreement with ORBITALL in terms of times and dates, pursuant to the mandatory prior planning;

      (n) Present the estimated schedule of downtimes in the systems for the subsequent 7 (seven) days to ORBITALL for approval thereby, except for emergency alterations that cannot be scheduled, pursuant to Annex IV - Governance and the Operating Agreements, which should be immediately notified;

      (o) Confirm in writing to ORBITALL the halts in the operations of its facilities used to render the Services, which halts should be undertaken in compliance with the agreed change planning at least 3 (three) business days prior to the occurrence thereof;

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      (p) Consult and obtain authorization from ORBITALL for any alterations in technology, including, with no limitation, the software used to render the Services, might such technological exchanges affect the quality of the Services and the information made available to ORBITALL;

      (q) Accept liability for complying with the applicable laws, as well as any fine or decision handed down due to non-compliance therewith, even if such fines or decisions are awarded against ORBITALL or third parties, which will be assured full right of redress by the PARTNER, provided that such fines and decisions are duly proven, and unless the PARTNER has acted in compliance with the terms of this Agreement;

      (r) Refrain from transactions involving any credit titles or duplicate invoices related to this Agreement with financial institutions of any type whatsoever, or with third parties;

      (s) Provide at its own expense the materials, feedstock and parts required for the maintenance of the equipment under the responsibility thereof and needed to render the Services;

      (t) During this Agreement, keep wage-accounts open for all its employees with one or more of the following banks: Unibanco - Uniao de Bancos Brasileiros S.A., Banco Citibank S.A. and/or Banco Itau S.A.;

      (u) Keep the records, documents, data and all other information related to the Services in good order, for forwarding to ORBITALL when requested to do so, including: (a) those required by Brazilian Tax Law; (b) those required for the ORBITALL defense against claims filed by the employees, agents, representatives and outsourced workers of the PARTNER, based on any alleged employment bond to ORBITALL; and (c) other data and information related to the Services, such as those related to billing, events and faults in the Services, the configurations of the technical resources assigned to render the Services and others;

      (v) With regard to its employees involved either directly or indirectly at any time in rendering the Services, provide ORBITALL with the following whenever requested to do so thereby: (a) evidence of the good standing of the respective labor contracts with the respective registrations, including enrollment with the Social Integration Program (PIS); (b) the documentary proof of payment of Income Tax and the Length of Service Guarantee Fund (FGTS), trade union dues and other charges on the payroll, and, when applicable, the Deed of Ratification of Rescission of the Labor Contracts of its employees; (c) with regard to the dues paid to the National Social Security Institute (INSS), the documents required for ORBITALL to withhold such amounts and undertake the respective transfer thereof to the INSS, if applicable;

      (w) Do its utmost to prevent any virus from being coded or introduced into the software used to render the Services. Should a virus be discovered in such software, the PARTNER will provide all assistance needed to curtail the effects of such virus, at no additional cost to ORBITALL;

      (x) Not insert or allow the insertion of any code that will adversely affect or hamper the performance of the Services in the software used to render the Services without the prior, specific consent of ORBITALL; and

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      (y) Compensate ORBITALL within 30 (thirty) days as from the date of notification thereof for any damages caused thereto by non-compliance with the labor, social security and tax obligation of the PARTNER, duly updated on the basis of the General Price Index - Market (IGP-M) or, in the absence thereof, the General Price Index - Domestic Availability (IGP-DI), both published by the Getulio Vargas Foundation (FGV) or, in the absence thereof, the Consumer Price Index (IPC) published by the Economic Research Institution Foundation (FIPE) of the University of Sao Paulo (USP), from the date of the event giving rise to the damages through to the reimbursement thereof, in addition to a default fine of 2% (two per cent), if applicable thereto.

CLAUSE SIX - ORBITALL OBLIGATIONS

6.1. In addition to the obligations covered in this Agreement and the Annexes hereof, the obligations of ORBITALL include:

      (a) Supply, when applicable, the technical data requested by the PARTNER as defined in the Governance Model as required to perform the Services, while also accepting liability for providing all the technical information required for the existing equipment;

      (b) Providing prior written information on the forecast increase and reduction in the call volumes and the technology policies that should be followed by the PARTNER or that are related to rendering the Services; and

      (c) Pay the Remuneration within the periods and under the conditions stipulated in Clause Four.

CLAUSE SEVEN - TRANSITION PERIOD

7.1. The transition period consists of the first year that this Agreement enters into effect ("Transition Period"). During this Transition Period, the PARTIES should follow a transition plan, which should be proposed by the PARTNER within 30 (thirty) days, as from the signature of this Agreement, for joint discussion between the PARTIES, which should approve it within the 15 (fifteen) subsequent days ("Transition Plan").

      7.1.1. The Transition Plan should include details on the processes to be used and the activities to be performed by the PARTNER for introducing the alterations to the Call Center operations during the Transition Period, as well as appointing the respective persons in charge for handling each of the procedures and the dates for the completion thereof.

7.2. The following basic assumptions have already been agreed between the PARTIES, and should be respected:

      (a) The Transition Plan should include two new facilities to be made available by the PARTNER for rendering the Services, one in the Sao Paulo State Capital and the other in Salvador, Bahia State, replacing the current facilities;

      (b) The new sites should each be sized to handle 50% (fifty per cent) of the total volume of the ORBITALL operations, and should not operate at less than 30% (thirty per cent) of this volume;

      (c) At the end of the Transition Period, the migrations for the Sao Paulo and

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      Salvador sites should be fully completed and the call volumes will be shared out among the site in Rio de Janeiro and the two new sites, with the current ORBITALL sites in Sao Paulo (Ipiranga) and Salvador (Pituba) being closed down;

      (d) During the first three months of this Agreement, no significant alterations will be introduced to the Operations, so that the entire demand for the Services will be met by the PARTNER at the current ORBITALL sites, with no lay-offs not authorized by ORBITALL, and the ORBITALL employees transferred to the PARTNER will continue to receive benefits equal or equivalent to those currently in effect (except for the Earnings-Sharing Program and the Pension Plan, which will be terminated);

      (e) As from the fourth month of this Agreement, the supervisory staff may be replaced at a maximum rate of 33% (thirty three per cent) per quarter, as well as the Level C Operators and higher, ensuring that a maximum of 20% (twenty per cent) of the staff is retained with at least 60 (sixty) days in the Operations;

      (f) Also from the fourth month of this Agreement, migration may begin from the current ORBITALL site in Sao Paulo (Ipiranga) to the new site to be built by the PARTNER. This migration should be completed by the end of the sixth month of this Agreement, when the PARTNER will withdraw from the current ORBITALL site facilities in Sao Paulo (Ipiranga);

      (g) As from the fourth month of this Agreement, migration may begin from the current ORBITALL site in Salvador (Pituba) to the new site to be built by the PARTNER. This migration should be completed by November 15, 2004; and

      (h) The governance processes covered in Annex IV - Governance should be fully implemented in compliance with the Transition Plan which may not occur after the end of the Transition Period, under any circumstances whatsoever.

CLAUSE EIGHT - DURATION

8.1. 0 This Agreement is valid as from the signature date hereof, for a period of 3 (three) years, and may be extended by the PARTIES provided that they agree to do so in writing at least 3 (three) months prior to the termination of this Agreement.

      8.1.1. Should this Agreement be extended as stipulated above, the PARTIES hereby agree that the Prices applicable to this new period will be the Prices stipulated herein, duly updated in compliance with the restatement formulas in this Agreement.

CLAUSE NINE - RESCISSION AND PENALTIES

9.1. In case of any breach of the obligations stipulated herein, the PARTY in default should pay the corresponding fines to the other PARTY as stipulated below:

      (a) Non-compliance with the Operating Levels as stipulated in the Operating Agreements:

      (b) Should this Agreement be rescinded for systematic non-compliance by one of the PARTIES, pursuant to Clause 9.2.(b): the amount corresponding to the sum of the Remuneration for Service for the three months immediately prior to the date of the formal notification forwarded by the injured PARTY, covering the rescission of this Agreement;

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       (c) Failure to pay the Remuneration: 2% (two per cent) of the value of the Remuneration not paid plus default interest of 1% (one per cent) per month;

       Non-compliance with the Transition Plan by the PARTNER, causing delays in vacating the premises housing the ORBITALL facilities at Avenida Ipiranga in Sao Paulo, which should take place within up to 180 (one hundred and eighty) days as from the signature of this Agreement, moving to its own facilities: 10% (ten per cent) of the value of the rent of the above-mentioned property, which fine corresponds on this date to R$ 13,537.29 (thirteen thousand, five hundred and thirty sever Reais and twenty nine cents) per day of delay in vacating the premises.

       9.1.1. The penalties stipulated for hypotheses (a), (b) and (d) may be claimed at the discretion of the creditor PARTY for the penalty, together or not with the exercise of the right to rescind this Agreement as stipulated below.

9.2.   This Agreement may be rescinded in the following hypotheses:

       (a) In a non-motivated manner by either of the PARTIES as from the 12th (twelfth) month hereof through prior notice of 180 (one hundred and eighty) days. Should the withdrawal occur between the 12th (twelfth) and 17th (seventeenth) month hereof, the PARTY withdrawing herefrom will pay the other PARTY a fine of R$ 12,000,000.00 (twelve million Reais). Should the withdrawal take place between the 18th (eighteenth) and 23rd (twenty third) month of this Agreement, the PARTY withdrawing herefrom will pay the other PARTY a fine of R$ 8,000,000.00 (eight million Reais). Should the withdrawal occur between the 24th (twenty fourth) and 29th (twenty ninth) month of this Agreement, the PARTY withdrawing herefrom will pay the other PARTY a fine of R$ 5,000,000.00 (five million Reais). Should the withdrawal occur as from the 30th (thirtieth) month of this Agreement, the PARTY withdrawing will pay the other PARTY a fine of R$ 2,000,000.00 (two million Reais). In order to determine the value of the fine for non-motivated rescission, the effective rescission date of this Agreement will be taken under consideration, rather than the date of the prior notice.

       (b) By either of the PARTIES, should the other PARTY score 100 (one hundred) points, characterizing Systematic Non-Compliance with the Agreement by such PARTY. For the purposes of determining the concept of Systematic Non-Compliance with the Agreement and the calculation of the score, the stipulations in Annex VI - Scoring Violations, in particular, will be followed;

       (c) At the initiative of ORBITALL due to control over the PARTNER being held by a competitor as stipulated in Clause 9.2.2 below. Should the rescission be undertaken as stipulated in this item, the PARTNER should compensate ORBITALL for reasonable losses and costs proven to have been incurred or suffered thereby and related to the full migration of the Services rendered by the PARTNER to a third party up to the amount corresponding to the sum of the Remuneration for Service for the 3 (three) months immediately prior to the formal notification by ORBITALL of the rescission hereof. Alternatively, at its sole discretion, ORBITALL may take over the performance of the Services in-house, in which case ORBITALL will have the right to acquire the assets of the PARTNER related to rendering the Services at the book value thereof;

       (d) At the initiative of ORBITALL due to a breach by the PARTNER of the duty not to compete as stipulated in Clause 9.2.3 below;

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      (e) At the initiative of ORBITALL due to a breach by the PARTNER of the duty of non-disclosure as stipulated in Clause Fifteen;

      (f) At the initiative of the PARTNER should ORBITALL fail to pay any Remuneration to the PARTNER with no justification for a period of more than 90 (ninety) days as from receipt by ORBITALL of the notification issued by the PARTNER after the expiry of the due date for the Remuneration, with ORBITALL paying the penalty stipulated in item (b) of Clause 9.1 above, in case of rescission of this Agreement;

      (g) At the initiative of either of the PARTIES should the other become or be declared insolvent, or if applying for a decree of bankruptcy, or should the bankruptcy thereof be decreed, or requesting debt rehabilitation, being subject to liquidation or in a similar situation, even if signing creditor composition agreements on a non-litigious basis;

      (h) By ORBITALL, should the PARTNER fail to comply with an obligation and not remedy such non-compliance within 30 (thirty) days after receipt of the notification forwarded by ORBITALL for this purpose.

      9.2.1 The fines due in case of rescission of this Agreement as stipulated above will not adversely affect the duty to compensate of the PARTY giving rise to the rescission of this Agreement, in compensation for losses and damages suffered by the other PARTY. However, the amounts already paid as rescissory fine will be deducted from the losses and damages. Should the losses and damages be calculated as less than the rescissory fine, the rescissory fine should nevertheless be paid in full, as stipulated above.

      9.2.2. Should the control of the PARTNER be held at any time during this Agreement by an ORBITALL competitor, or by a competitor of the ORBITALL parent company, ORBITALL may immediately rescind this Agreement, at its sole discretion. The PARTNER should immediately notify ORBITALL should its control be held by a competitor thereof, so that within a period of 60 (sixty) days after receipt of such notification, ORBITALL may decide on whether or not to rescind this Agreement. Should ORBITALL fail to issue a statement within the stipulated period, its right of rescission will be deemed to have lapsed. The rescission of this Agreement will become effective on the date to be stipulated by ORBITALL on the notification to be forwarded to the PARTNER stating such decision to rescind.

            9.2.2.1. For the purposes of this Clause, "control" means the actual or legal power to direct the corporate activities or functioning of the company either directly or indirectly, in-house or externally, individually or through agreement.

            9.12.2. The following situations are deemed equivalent to control:
            (i) holding a stake or the power to appoint a Board Member, Company Officer or entity with equivalent duties and responsibilities; (ii) holding the statutory or contractual right of veto on any matter or decision taken by another company; (iii) holding sufficient powers to block, through any formal or informal mechanism, a qualified quorum required for a meeting or decision under any statutory or contractual provision, in terms of the decisions taken by the other, except for the hypotheses stipulated by law; (iv) holding shares or quotas issued by the other in a class that ensures the separate voting rights mentioned in Article 16, III, of Law N degrees 6,404/76.

            9.2.2.3. For the purposes of this Clause, the definition of the "functioning of the company" includes business planning and the definition of economic, financial,

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            technological, engineering, market, price or discount policies, among other aspects.

            9.2.2.4. For the purposes of this Clause, the phrase "competitor of ORBITALL" will be construed as meaning any company functioning as a provider of commercial information processing and means of payment services; and the phrase "competitor of the ORBITALL parent company" will be construed as meaning any company functioning as a financial institution or credit card administrator.

      9.2.3. The PARTNER and its Affiliates may not sign contracts, enter into negotiations, submit bids or attempt to establish any type of commercial relations with any Orbitall Customer listed below, whose purpose is, directly or indirectly, rendering the services defined below, unless authorized to do so in writing by ORBITALL, which may not refuse such authorization without due justification. Should the PARTNER breach the matter stipulated above, ORBITALL may immediately rescind this Agreement at its sole discretion and require the PARTNER to pay it a fine worth 3 (three) times the sum of the Remuneration for Services divided by the number of months that this Agreement has remained in effect. The duty of the PARTNER and its Affiliates stipulated in this Clause will continue through to the end of a period of 2 (two) years as from the termination of this Agreement, unless the Agreement is rescinded without due motivation by ORBITALL pursuant to Clauses 9.2 (a) and (b), in which case the provisions in this Clause will not be applied.

            (a) Orbitall Customers:
            Credicard S.A.
            Citibank S.A.
            Itaucard Financeira S.A. - Credito, Financiamento e Investimento Banco do Estado de Sao Paulo - BANESPA S.A.
            Sodexho Pass do Brasil Services e Comercio Ltda.
            VR Vales Ltda.
            Incentive House S.A.
            Medial Saude S.A

            (b) Services:

            All tasks related to servicing credit card and voucher products, including but not limited to inbound and outbound services, with regard to queries, complaints, sales, requests, collections and retentions, by telephone, e-mail and/or chat;

            (c) Specifically with regard to Citibank S.A., in addition to the Services as defined in item (b), the obligation of the PARTNER under this Clause 9.2.3 includes full service for banking products through the Citiphone Banking system, including unlimited services for account-holders, investors and potential customers.

CLAUSE TEN - TERMINATION TRANSITION

10.1. The starting date of the Termination Transition will be discussed by the PARTIES after one of them notifies the other that it does not wish to extend this Agreement any further, or intends to rescind it. Under any circumstances whatsoever, this date may not be established after the end of the prior notification period of 3 (three) months stipulated in Clause 8.l.

      10.1.1. The Termination Transition will last for a period to be discussed by the PARTIES prior to the implementation thereof, which period should not exceed 6 (six) months.

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

10.2. Before starting the Termination Transition, the PARTIES should jointly draw up a Termination Transition Plan that should stipulate the conditions to be followed during the Termination Transition, including the manner in which the PARTNER will be remunerated for the Termination Transition, if applicable, and the responsibilities of each of the PARTIES for the migration of the Services, whereby ORBITALL continues to meet its commitments to the Orbital Customers.

10.3. During the Termination Transition, the PARTNER will follow the ORBITALL guidelines in order to handle the transition and orderly migration of all the Services performed until then by the PARTNER for ORBITALL or to a new partner to be appointed by ORBITALL. The PARTNER should continue to provide the Services in compliance with the Operating Levels applicable thereto under this Agreement, during the Termination Transition period.

      10.3.1. During the Termination Transition, ORBITALL will have the right to appoint managers to oversee the rendering of the Services at the sites where the Termination Transition activities are being performed by the PARTNER.

10.4. ORBITALL will provide its cooperation to ensure that the PARTNER performs the obligations stipulated in this Clause and will undertake the obligations of its responsibility, as stipulated in the Termination Transition Plan.

10.5. Should the Termination Transition extend beyond the date stipulated for the effective termination of this Agreement, the terms and conditions hereof will be applicable to all the Termination Transition services supplied by the PARTNER during such period.

      10.5.1. The PARTNER will implement the Termination Transition Plan at the expense of ORBITALL as stipulated in the Termination Transition Plan, unless the Termination Transition is prompted by: (a) the rescission of this Agreement caused by the PARTNER; or (b) lack of interest by the PARTNER in extending this Agreement as stipulated in Clause 8.1. In these latter two hypotheses, the reasonable losses and costs proven to have been incurred or suffered by ORBITALL and related to the implementation of the Termination Transition Plan will be borne in full by the PARTNER.

10.6. Should the Termination Transition supplied by the PARTNER in compliance with this Clause require other resources and staff beyond those being supplied to render the Services, ORBITALL will pay the PARTNER for the additional resources in compliance with the amounts stipulated in this Agreement and the Transition Plan, pursuant to the man/hours price list given in Annex III - Prices, to be paid as stipulated in this Agreement. The billing conditions for these amounts will be the same as those for the other amounts covered by this Agreement, unless otherwise agreed by the PARTIES.

CLAUSE ELEVEN - GOVERNANCE MODEL

11.1. The Contact Center management system will be defined by ORBITALL with the cooperation of the PARTNER as from the signature date of this Agreement, and should be fully implemented in compliance with the Transition Plan, which, under any circumstances whatsoever, may not take place after the end of the Transition Period. The management system will be based on the Governance Model stipulated in Annex IV - Governance. The employees assigned to the Government team will belong to the formally-employed staff of the professionals working for the PARTNER or for ORBITALL, and will be defined at the start of rendering the Services.

11.2. The purposes of the Governance rules stipulated in Annex IV - Governance are the following:

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

(i) to provide the Orbitall Customers with a single contact point, ensuring that their business requirements are effectively included in the operating structure;
(ii) to ensure integrated management of the Orbitall Customer requirements;
(iii) to allow the know-how acquired by ORBITALL related to its technical activities and the expertise of the PARTNER related to contact center operations is used in an efficient manner for sizing the operations and ensuring good quality services while keeping the operating costs low; (iv) maximizing the use of the PARTNER Contact Center management tools; (v) translating the Orbitall Customers business strategy into a model for rendering services; and (vi) administering chances in processes, problems and risks.

      11.2.1. The PARTIES acknowledge that the implementation of this Agreement by the PARTNER will not adversely affect its status as an independent contractor in charge of controlling the persons involved in rendering the Services.

11.3. As long as the processes of supporting the Governance Model are not implemented, the procedures and practices in effect and used by ORBITALL will be applicable.

11.4. The detailed processes supporting the Governance Model and the Operating Level control mechanisms between ORBITALL and the PARTNER will be developed during the first 6 (six) months of the Transition Period, and should mandatorily be implemented by the end of the Transition Period.

CLAUSE TWELVE - OPERATING LEVEL AGREEMENTS

12.1. The PARTIES will negotiate the Operating Agreements, which will regulate the Operating Levels and other conditions applicable to the Services and the responsibilities of the PARTIES covered in Annex II - Responsibilities for the Processes during the Transition Period, and which should comply with the matters stipulated in Annex II - Responsibilities for the Processes during the Transition Period, as well as Annex V - Operating Agreements - Infrastructure Services and Annex VII - Operating Agreement - Services, and contain at least the following items:

      (i)   The requirements of the Services or the responsibility in question;

      (ii)  The applicable Operating Levels;

      (iii) The obligations of the PARTIES;

      (iv) The penalties for non-compliance with the applicable Operating Levels - which may not exceed 50% (fifty per cent) of the value of the Services in question and the sum of all the penalties may not exceed 30% (thirty per cent) of the value of the Remuneration for Services for the month in question; and

      (v) The bonus applicable for surpassing the Operating Levels, if covered by a specific provision in the Operating Agreement.

12.2. The PARTIES hereby agree that the Operating Agreements constitute the Quality Book, forming an integral part of this Agreement when duly signed by the accredited legal representatives of both PARTIES.

12.3. Until the implementation of the definitive Governance processes, the performance of the Services and the responsibilities covered in Annex II - Responsibilities for the Processes during the Transition Period should comply with the Operating Levels stipulated in the Quality Book. After the implementation of the above-mentioned processes, the performance of the Services and the responsibilities stipulated in Annex II - Responsibilities for the Processes during the Transition Period by the PARTIES should comply with the Operating Levels that will be agreed by the PARTIES within a period of 6 (six) months as from the signature of this Agreement. Any non-compliance with the Operating Levels will be deemed a default, sufficient in itself to incur the penalties and/or other consequences appropriate thereto as stipulated in this Agreement. If either of the PARTIES fails to comply with any Operating Level, it should:

      (a) Promptly undertake an analysis of the origin of the program in order to identify the cause of such non-compliance, forwarding the information as stipulated in the Governance processes;

      (b) Correct such faults and comply with the applicable Operating Levels as soon as possible, where appropriate;

      (c) Forward a report to the other PARTY on its conclusions based on the analysis of the problem, in the manner and within the period stipulated in the Governance processes; and

      (d) Take appropriate action in order to avoid any further occurrence of such faults in future.

12.4. Should either of the PARTIES note that the non-compliance with any Operating Level is not due only to non-compliance with its own obligation or responsibility, it should promptly notify the other PARTY after ascertaining this fact, so that it may take the necessary measures as required. Failure to comply with its duty to inform will be deemed non-compliance with the Operating Levels in question for the purposes of this Agreement, provided that the lack of information prevents the PARTY that should have been notified from taking the measures required to avoid the related losses or damages.

12.5. Neither of the PARTIES will be held liable for non-compliance with Operating Levels due to force majeure or Act of God, pursuant to Brazilian Law.

12.6. The model for applying the penalties for non-compliance with the Operating Level is stipulated and presented in detail in the Quality Book.

CLAUSE THIRTEEN - OTHER RESPONSIBILITIES AND LIABILITIES

13.1. The PARTNER will be responsible at the administrative sphere and before the Courts for all contractual, labor, social security or insurance obligations related to the PARTNER staff involved in performing the Services, as well as expenses associated therewith such as legal fees, Court costs and administrative expenditures, always complying with the terms of the Purchase and Sale Agreement.

13.2. Pursuant to a decision taken by any of its administrators, ORBITALL may notify the PARTNER of any dissatisfaction with regard to any of the employees of the PARTNER rendering the services at the sites set aside for servicing ORBITALL. The PARTNER will have 10 (ten) days as from receipt of such notification to remedy the problem in a manner that is satisfactory to ORBITALL. Should ORBITALL remain dissatisfied with the employee in question after the period of 10 (ten) days, the PARTNER will promptly replace such employee.

13.3. The Services will be rendered by employees of the PARTNER with which they have a lawful labor bond subject to the Consolidated Labor Laws.

13.4. Should the PARTNER transfer the premises where the Services are performed to new facilities (sites), the new site may not be located in the areas listed below, in order to ensure that the

Services are not subject to any break in continuity:

      (a)   In areas subject to flooding;

      (b)   Close to high voltage power-lines;

      (c)   Close to commercial flight routes;

      (d)   Close to water mains or gas pipelines;

      (e)   In other areas subject to risks in general.

      13.4.1. Moreover, the new site should offer the following facilities, as stipulated by the Law and other rules applicable thereto:

      (a)   Asset security system;

      (b)   Fire-fighting and preventive safety system;

      (c)   Electrical system;

      (d)   Emergency support equipment system (UPS and generators);

      (e)   Climatization system.

CLAUSE FOURTEEN - INTELLECTUAL PROPERTY RIGHTS

14.1. The PARTNER acknowledges that, should any works be produced for the performance of the Service at the request of ORBITALL and at the cost thereof as Project, not covered by intellectual property rights, ORBITALL will have the exclusive right to make use of the work in question until the expiry of the length of time equivalent to that used by the PARTNER for the development of the work. After the above-mentioned grace period, a new period will begin that will last for an additional period equivalent to the grace period, during which ORBITALL will have the right to a stake in the possible future sales of the work in question to third parties. During this period, the first time that the work is sold to third parties, ORBITALL will receive 50% (fifty per cent) of the amount obtained by the PARTNER. Should the work be sold a second time during this period, ORBITALL will receive 25% (twenty five per cent) of the amount obtained by the PARTNER. After the second sale, or after the expiry of this second period, the PARTNER will be free to use and sell the work with no stake held by ORBITALL.

      14.1.1. For the purposes of this Clause, the development will cover the period between the date on which the PARTIES agree in the development of the Project in question and the effective implementation date of such Project.

14.2. The PARTNER acknowledges that, should works be produced for the performance of the Services at the request of ORBITALL and at the cost thereof, covered by intellectual property rights, the rights over these works will be held exclusively by ORBITALL. The registration of the above-mentioned property will be the sole responsibility of ORBITALL. However, the PARTNER shall take the measures required to ensure that these rights, held exclusively by ORBITALL, are preserved in terms of the employees, agents, representatives and/or outsourced workers of the PARTNER, accepting liability for any claims filed thereby to discuss the ownership of such rights.

14.3. The PARTIES acknowledge that, should works be produced by either of the PARTIES for purposes other than the Services, covered by author's rights or copyright, prepared on the basis of information arising from the relationship established through this Agreement, the equity copyright to such works will be held jointly by the PARTIES, in the same proportion.

CLAUSE FIFTEEN - NON-DISCLOSURE AND CONFIDENTIALITY

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

15.1. The PARTIES declare that they are fully aware that they are forbidden from making use, disclosing, disposing, transferring, assigning in any manner whatsoever or providing information and/or data on the other PARTY and the Orbital Customers under any hypothesis or pretext whatsoever, obtained through the performance of this Agreement, except and insofar as these acts arise from the nature of the Services rendered. For each breach of the obligation covered in this Clause Fifteen, the defaulting PARTY will be subject to the scoring defined in Annex VI - Scoring Defaults and Violations.

15.2. The PARTIES hereby agree for themselves, their employees, workers, agents, representatives and successors to ensure full and complete confidentiality for any data, documents, technical, commercial or personal information to which they may have access or become aware, or with which they may be entrusted through the performance of this Agreement, whether in the interest of the PARTIES themselves or third parties, not being empowered to disclose, reveal, reproduce, use or advise third parties outside this Agreement, under any pretext whatsoever, under due penalty of law, without excluding indemnity for losses and damages arising therefrom.

      15.2.1. Should either of the PARTIES be obliged to disclose any information on the other PARTY through a Court order or by a Government authority, it should immediately supply written notification of such obligation in order to allow the other PARTY to take the appropriate legal measures at its own cost, in order to prevent the disclosure of such information. The PARTIES hereby agree that they will provide all assistance reasonably requested by either of the PARTIES for protecting the confidential information of the other PARTY, disclosing only information that is strictly requested by the Courts or Government authorities.

15.3. The PARTIES hereby agree to specifically advise all professional staff involved in the performance of this Agreement of the confidential nature of the information, taking all measures necessary to ensure that such information is disclosed only on a need-to-know basis to those needing access thereto for the purposes of this Agreement.

15.4. At the end of the period stipulated for the performance of this Agreement, and having completed the works or rescinded the Agreement, the PARTIES hereby agree to return all documents to the other PARTY delivered thereto or obtained thereby, in any manner whatsoever through the performance of this Agreement, as well as deleting, uninstalling and/or destroying any information or data owned by the other PARTY or assigned by third parties thereto, at the request of such other PARTY, with either of the PARTIES also being forbidden to retain any material or documentation in any manner whatsoever and for any purpose other than that required to prove compliance with their obligations.

15.5. The obligation to non-disclosure and confidentiality covered by this Clause will remain effective for a period of 10 (ten) years after the termination or closure of this Agreement, with the PARTIES not being permitted to make use of such information for any purpose not covered herein during this period.

15.6. The PARTNER should keep the activities that are required to perform the Services for Orbitall Customers that are competitors physically separated, pursuant to the terms of the Operating Agreements in effect, in order to preserve the confidentiality of the information pertinent to each of these Customers.

CLAUSE SIXTEEN - INFORMATION SECURITY

16.1. As a basic assumption for starting the performance of the Services and the possible future supply/transfer of information between the PARTIES through magnetic or electronic media, the PARTNER hereby agrees to use data security and protection programs designed to block any unauthorized access to the PARTNER systems, including those that may be under its direct responsibility or through the Data Link with the other PARTNER systems, meaning even through the use of e-mail.

16.2. Whenever using systems that interface or interact in any manner whatsoever with the ORBITALL systems, even through the Internet, the PARTNER is bound to present documentation to ORBITALL proving that the PARTNER complies with the minimum Information Security parameters established by ORBITALL as stipulated in Annex V - Operating Agreements - Infrastructure Services. The PARTIES will negotiate the minimum information security parameters recommended for electronic data transfers, with each of the PARTIES being responsible for the costs, acquisition and installation of cryptography systems compatible with the necessary line capacity and the communications system of ORBITALL, in the data communication channels between the PARTIES. The PARTIES also agree that all data transmissions between them should be supported by cryptography programs.

16.3. When requested to do so in writing by ORBITALL, the PARTNER agrees to immediately introduce at its own expense the alterations required to remedy any possible security problems or patch any vulnerable portions of the systems that have been noted by ORBITALL.

16.4. The PARTNER also hereby guarantees that any data storage devices that may be supplied thereby (such as magnetic or electronic media) or technological environments and channels of communication between the PARTIES (such as data links, hyperlinks and banners) will be protected against computer programs or other technological resources that may result in the loss of the integrity, confidentiality or availability of the data or information of ORBITALL or third parties with which ORBITALL has commercial relationships (such as viruses and Trojan horses) as stipulated in Annex V - Operating Agreements - Infrastructure Services.

16.5. The PARTNER agrees to keep harmless ORBITALL and its Customers from any embarrassment caused by web pages or electronic mail messages containing shortcuts to other pages or unsolicited offers of products and services (such as links, banners, hot sites and spam) or whose content may be pornographic, offensive or contain any type of discrimination based on race, gender, creed or nationality.

CLAUSE SEVENTEEN - CONTINGENCY PLAN

17.1. The PARTNER hereby agrees to comply with the actions and responsibilities stipulated for the continuity of the business in Annex VIII - Contingency Plan, until the PARTIES agree on alterations to such Plan.

      17.1.1. Notwithstanding the above provision, whenever the PARTNER needs or intends to introduce modifications to the Contact Center operations that may affect the continuity of the Services being rendered, despite compliance by the PARTNER with the Contingency Plan in effect at that time, the PARTNER should present a proposal for altering such Contingency Plan in order to cover the actions and responsibilities ensuring the continuity of the business, pursuant to the terms of this Agreement. The proposed alteration to the Contingency Plan should be presented by the PARTNER together with the proposed alteration in question.

CLAUSE EIGHTEEN - AUDITING RIGHTS

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

18.1. Without adversely affecting the obligations covered in this Agreement, ORBITALL may audit the Services either directly or indirectly, as well as all aspects of the business practices or the PARTNER related to the performance of the Services and the use of information rated as confidential under this Agreement, notifying its intention of carrying out such audits with 48 (forty eight) hours advance notice prior to the audit date, being empowered to order the PARTNER to cease and desist from any Services not performed in compliance with good practices or when non-compliant with this Agreement. The ORBITALL Customers may accompany ORBITALL during the above-mentioned audits.

18.2. The PARTNER hereby agrees to take all steps needed to remedy any irregularities noted as an outcome of such audits that cause or may cause risks or damages to ORBITALL or the Orbitall Customers, including alterations in business practices, at no cost to ORBITALL.

18.3. Should any faults, defects, flaws, errors and/or irregularities be noted in the Services in the course of an audit, the Services will immediately be redone by the PARTNER as stipulated in this Agreement, at no additional cost to ORBITALL, and without adversely affecting the penalties and/or indemnities applicable thereto.

CLAUSE NINETEEN - PROCEDURES FOR THE SETTLEMENT OF DISPUTES - NEGOTIATION AND ELECTION OF LAW COURTS

19.1. In case of any dispute between the PARTIES over this Agreement, either of the PARTIES will appoint a senior business executive with ample technical expertise of the Agreement through written notification to the other PARTY. Within 5 (five) days as from receipt of such notification, the notified PARTY should appoint a senior business executive with ample technical expertise of the Agreement, so that they may meet in order to find a solution to the dispute. The appointed executives will meet as frequently as deemed necessary by the PARTIES in order to obtain and provide each other with all information related to the problem in question, and that they believe to be appropriate and relevant for the settlement of such dispute, discussing and negotiating in order to settle the dispute with no need for any other formal procedure. The manner and specific procedures of such discussions will be left to the discretion of such executives, and may include the preparation of declarations of facts agreed or position papers supplied by the PARTIES. Should these executives fail to reach an agreement on the settlement of the dispute within 30 (thirty) days as from the date of receipt of the notification covered by this Clause, it will be forwarded to other persons to be appointed by ORBITALL and the PARTNER at a hierarchical level above that of the executives initially appointed, so that they may meet and seek a non-litigious solution within 15 (fifteen) days as from receipt of the above-mentioned notification.

19.2 Should the dispute not be settled through the mechanism outlined in Clause
19.1 above, the PARTIES should appoint a mediator through common agreement within 5 (five) days as from the end of the period of 15 (fifteen) days mentioned above, in order to seek a non-litigious settlement for the dispute. Within 10 (ten) days as from the date of the appointment of the mediator, the PARTIES should do their utmost to settle the dispute, guided by the mediator. At the end of this period, should the mediation be deemed fruitless, the PARTIES should comply with the provisions in Clause 19.3 below.

      19.2.1 Any decision that may be proposed by the mediator appointed by the PARTIES will not be binding thereon, unless accepted in writing by both the PARTIES.

      19.2.2 The costs of the mediation procedure described above will be borne on an equal basis by both PARTIES.

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

      19.2.3 The mediation will be held in the City of Sao Paulo at a place to be defined by the PARTIES.

      19.2.4 The PARTIES may waive the mediation covered in this Clause 19.2 provided that this is done so jointly and in writing, with the provisions in Clause 19.3 below then becoming applicable.

19.3. Should either of the PARTIES conclude, after completing the procedures outlined above, that it will not be possible to reach a negotiated settlement, this PARTY may file suit in the Law Courts of the Sao Paulo State Capital, which will be the only Law Courts deemed competent to hear any type of litigation between the PARTIES arising from this Agreement.

CLAUSE TWENTY - GENERAL CONDITIONS

20.1. The PARTIES hereby agree and affirm that the dully-accredited legal representatives signing this Agreement are competent to accept obligations on behalf thereof, and effectively represent their interests.

20.2. The PARTIES may not assign or transfer this Agreement or any benefits, interests, rights of obligations arising herefrom, either fully or partially, to any third parties without the prior written consent of the other PARTY.

20.3. Failure by either of the PARTIES to exercise the rights and powers assigned thereto through this Agreement, or tolerance with regard to any delay in the compliance with the obligations of the other PARTY will not adversely affect such rights or powers, which may be exercised at any time at the sole discretion of the interested PARTY, not altering the conditions stipulated in this Agreement.

20.4. The PARTIES will be responsible for the safekeeping and integrity of the assets of the other PARTY or third parties assigned thereto and that may be transferred for rendering the Services, whether free or charge or not, being held liable for any possible future damages, losses or misplacement thereof.

      20.4.1. The assets of one of the PARTIES assigned to the other PARTY for rendering the Services may not be used as collateral by the latter.

20.5. In addition to the PARTIES, this Agreement is binding on the successors thereof, regardless of the type of succession, for all rights and obligations accepted through this document.

20.6. For all matters related to this Agreement, the PARTNER and ORBITALL will act as independent contractors. Neither of the PARTIES may declare that it has any authority to accept or establish any specific or implicit obligation on behalf of the other PARTY, nor may it represent the other PARTY as an agent, employee, representative or in any other function whatsoever.

      20.6.1. Under no circumstances whatsoever may this Agreement establish a relationship of partnership or commercial representation between the PARTIES, with each of them being fully liable for its own acts and obligations.

      20.6.2. The PARTNER and ORBITALL are enterprises that are completely independent among themselves, whereby no provision in this document may be construed as establishing an employment bond between the employees of one of the PARTIES and the other

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

      PARTY.

20.7. This Agreement will not be modified either verbally or tacitly, but only through written deeds of amendment or revision signed by the duly-accredited legal representatives of the PARTIES. Any terms and conditions other than the terms and conditions established herein for any type of service, job, order, invoice, document, communication or notification from either of the PARTIES will not constitute an obligation for the other PARTY unless specifically accepted thereby through its dully-accredited legal representatives.

20.8. Neither of the PARTIES will be deemed in default, pursuant to the terms of this Agreement, or liable to the other for non-pecuniary obligations for any period insofar as such non-compliance results from any event or circumstance deemed to be force majeure, such as:

      (a) Natural disasters, except insofar as the PARTY should take measures against the effects of such disasters;

      (b)   Revolts, public disorder, war or civil disorder; and

      (c) Court orders, acts or regulations issued by Government entities, unless prompted by some act or omission for which the PARTY is to blame.

      20.8.1. The occurrence of an event constituting force majeure will not affect the obligation of the PARTNER to take the measures stipulated in the Contingency Plan, unless such measures are also adversely affected by the event constituting force majeure.

20.9. With regard to any communication or notification forwarded to third parties on matters pertinent to the relationship between the PARTIES, each of such PARTIES will coordinate with the other, and will grant the other PARTY the opportunity to review and comment on the contents of such communication or notification prior to the release thereof, through written authorization from the other PARTY. This provision does not alter the constraints imposed on disclosing confidential information established in Clause Fifteen, and pursuant to the provisions in this same Clause, this will not be construed as a requirement to delay or impose any constraints on either of the PARTIES for disclosing any information that may be disclosed in order to comply with any laws or regulations applicable thereto, or an order issued by an authority with sufficient powers to order such disclosure.

20.10. Unless otherwise stipulated, the periods and conditions in this Agreement mature independently of any Court or extrajudicial notification order or writ. However, when subject to the duty to notify compliance with an obligation to the other PARTY for approval or acceptance purposes, the PARTIES should provide written notification on the day of compliance with such obligations. For this purpose, the following provisions will be applicable:

      (a) The PARTY receiving the notification will have 5 (five) business days as from the date of receipt thereof, unless other periods are established in this Agreement, to make any remarks or requests considered necessary, not being taken under consideration for the purpose of extending the periods when issued after these 5 (five) business days;

      (b) Should no response be forthcoming, for all purposes of the Agreement, the contravtual obligation will be deemed to have been met; and

      (c) The approval under the Agreement assigned to one of the PARTIES in terms of an obligation of the other will be deemed to have been issued should no statement be issued within the periods stipulated for this purpose.

20.11. All notifications, communications and requests between the PARTIES should be made in writing (and will be deemed to have been delivered on receipt thereof) and may be forwarded by fax, delivered personally, sent by registered letter or by courier (in any case, with confirmation of receipt) to the addresses given below:

ORBITALL:

ORBITALL SERVICOS E PROCESSAMENTO DE INFORMACOES COMERCIAIS LTDA.

Rua Manoel Coelho, 600, 1st andar
Cidade de Sao Caetano do Sul
Estado de Sao Paulo - CEP 09510-101
Att. Regional Services Director

PARTNER:

INOVACAO CONTACT CENTER SERVICOS DE CONTATOS TELEFONICOS LTDA.

Avenida Ipiranga, 855, 3rd andar
Cidade de Sao Paulo, SP
Att. Operations Director

The PARTIES may alter the addresses for forwarding notifications through notification forwarded to the other PARTY as described in this Clause.

Being in full and fair agreement, the PARTIES hereby sign this Agreement through their duly-accredited legal representatives endowed with sufficient powers to do so, in 4 (four) copies of identical content and for the same purposes, in the presence of the two undersigned witnesses.

Sao Paulo, April 1, 2004.

ORBITALL

Signed                                  Signed
Name:                                   Name:
Position:                               Position:

PARTNER

Signed                                  Signed
Name:                                   Name:
Position:                               Position:

WITNESSES:
1.                                      2.
Signed                                  Signed
Name:                                   Name:
ID N degrees:                           ID N degrees :

                                     ANNEX I

                                   DEFINITIONS

This Annex is an integral part of the Contact Center Service Agreement signed by the Parties stipulated below on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")

            Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("INOVACAO").

The following terms, as well as the variations and derivations thereof, will have the meanings listed below whenever used in this Agreement, including its Annexes and other documents forming an integral part hereof, when written with an upper-case initial, in the singular or plural:

Operating Agreement: The Agreement between the PARTIES, through which they establish the Operating Levels, as well as the Service requirements, the penalties for non-compliance with the Operating Levels and other related aspects, as stipulated in the Agreement.

Affiliate: Any of the subsidiaries belonging directly or indirectly to the Parent Company Corporate Group, a subsidiary or under common control with a PARTY to this Agreement. For the purposes of this definition, the word "control" and the derivations thereof mean ownership of 50% (fifty percent) of the voting capital of a company plus one share, or an equivalent situation arising from a shareholders' agreement.

Quality Book: A document gathering together the Operating Agreements signed by the PARTIES.

End-Clients: The users of the products and Services of the Orbitall Clients, such as the holders of credit cards and vouchers who are the end-recipients of the Services.

Orbitall Clients: The users of the Services provided by ORBITALL, both current and those contracting the Services from ORBITALL in future, during the Agreement.

Co-Habitation: The period during which the PARTIES will occupy common facilities that will continue for no more than the duration of the Transition Period.

CONTAX: TNL CONTAX S.A.

Agreement: The Contact Center Service Agreement signed by ORBITALL and the PARTNER on April 1, 2004.

Purchase and Sale Agreement: The Stock Purchase and Sale Agreement signed by ORBITALL and CONTAX on April 1, 2004.

Temporary Service Agreement: The Temporary Service Agreement and Other Matters signed by ORBITALL and the PARTNER on April 1, 2004.

      Systematic Non-Compliance with the Agreement: This should have the meaning stipulated in Clause 9.2 (b) of the Agreement.

      Physical Line-Up: The configuration of the attendance line-ups at the ACD
      - PABX.

Logic Line-Up: The configuration of the attendance line-ups in the CTI - Genesys environment.

INOVACAO: Inovacao Contact Center Servicos de Contatos Telefonicos Ltda.

      Data Links: The communications circuit established between two points for transferring information or data.

Governance Model or Governance: The set of processes structured and defined for performing sundry functions that allow the integrated joint management of the rendering of the Services.

      Modifications: The modifications of the Services as stipulated in Clause Three of the Agreement.

Operation Levels or Operational Levels or OLA: The parameters for calibrating certain quality standards, as well as the requirements that bind the PARTIES to comply with certain quality standards when performing their respective duties and responsibilities in terms of the Agreement.

New Projects: Projects requisitioned by ORBITALL, in addition to the Services.

ORBITALL: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda.

PARTNER: INOVACAO and the successors thereto, after signature of the Agreement.

PARTY or PARTIES: ORBITALL, or INOVACAO, or both.

      Regime Period: The duration of the Agreement after the Initial Transition Period.

      Transition Period: The period of 12 (twelve) months as from the signature of the Agreement, during which the Services will migrate from ORBITALL to the PARTNER.

      Termination Transition Period: The period stipulated in Clause Ten during which the PARTNER will render Services for the Termination Transition, should ORBITALL express interest in receiving such Services, as applicable.

Reference Prices: The reference prices listed in the Reference Price List in Annex III - Prices.

Contact Center Project: The Partnership Project between ORBITALL and the PARTNER, regulated by the Agreement and the Temporary Services Agreement.

Projects: Modifications and New Projects.

Remuneration: The remuneration to be paid to the PARTNER as stipulated in Clause Four of the Agreement, which will be the sum of the Services Remuneration and the Projects Remuneration owed by ORBITALL to the PARTNER for each month of this Agreement.

Projects Remuneration: The remuneration covered in the commercial bids pertinent to the Projects, duly accepted by the PARTIES, in counterpart to the development and implementation of the Projects by the PARTNER.

Services Remuneration: The remuneration to be paid to the PARTNER in counterpart to rendering the services as stipulated in Clause 4.1 of the Agreement.

Services: The Contact Center Services rendered by the PARTNER to ORBITALL under the Agreement, and in particular as stipulated in Annex VII - Operating Agreements - Services.

Site: The current or future facilities that should be used to render the Services by the PARTNER.

Reference Price List: The Reference Price List given in Annex III - Prices.

Termination Transition: This covers the period and/or the set of activities to be performed by the PARTNER and ORBITALL, as stipulated in Clause Ten of the Agreement.

Turnover: This is the turnover of PARTNER employees directly involved in rendering the Services.

                                    ANNEX II

                       RESPONSIBILITIES FOR THE PROCESSES
                          DURING THE TRANSITION PERIOD

This Annex forms an integral part of the Contact Center Services Agreement signed by the Parties stipulated below, on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")

            Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("INOVACAO").

This Annex stipulates the responsibilities of the PARTIES during the Transition Period, divided among the three sites from which the services will be rendered initially, as well as the estimated dates when some of these responsibilities will be transferred from ORBITALL to the PARTNER, other than the responsibilities assigned to the PARTNER as from the signature of the Agreement, and the responsibilities that will remain with ORBITALL through to the end of the Transition Period.

The PARTIES may agree on the dates when each of the ORBITALL responsibilities covered herein will be transferred to the PARTNER, other than those stipulated below, particularly due to technical reasons underlying the transfer of the responsibility, particularly the progressive separation of the ORBITALL and PARTNER data network.

                                    IPIRANGA

                                                                                              July 1,
                                                                                                2004      From End
                                                                                             to End of     of Co-
                                                                                                Co-      Habitation
                                                                April      May       June    habitation   onwards
                                                               -------   --------  --------  ----------  ----------
OPERATIONS

OPERATIONS MANAGEMENT
    Coaching/feedback-Agents                                   Partner   Partner   Partner   Partner     Partner
    Operating meeting/communication                            Partner   Partner   Partner   Partner     Partner
    Definition of Targets & Objectives - operating teams       Partner   Partner   Partner   Partner     Partner
(breakout of the OLAs)
    Calculation & assessment of results                        Partner   Partner   Partner   Partner     Partner
    Preparation of corrective plans                            Partner   Partner   Partner   Partner     Partner

PLANNING

FORECAST
    Define priorities & OLAs                                   Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Develop center planning (topology)                         Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Implement                                                  Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Check track-record & trends                                Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Check impact on AAT                                        Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Check & adjust Forecast                                    Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Validate Forecast                                          Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

SIZING
    Size Resources                                             Orbitall  Orbitall  Orbitall  Partner     Partner
    Make Resources available on-line                           Orbitall  Orbitall  Partner   Partner     Partner
    Supply scales required                                     Orbitall  Orbitall  Partner   Partner     Partner

MIS & SLAS
    Provide performance statistics                             Orbitall  Orbitall  Partner   Partner     Partner
    Analyze SLA Breaches                                       Partner   Partner   Partner   Partner     Partner
    Establish corrective actions                               Partner   Partner   Partner   Partner     Partner

CONTROL DESK
    Implement scale (definition of arrival time, breaks,       Orbitall  Partner   Partner   Partner     Partner
departure time, days off & vacations)
    Monitor compliance                                         Partner   Partner   Partner   Partner     Partner
    Monitor volumes: AAT, SLA, Hang-Up                         Partner   Partner   Partner   Partner     Partner
    Identify deviation in real x forecast curve                Partner   Partner   Partner   Partner     Partner
    Implement contingency actions                              Partner   Partner   Partner   Partner     Partner
    Implement corrective actions                               Partner   Partner   Partner   Partner     Partner

HUMAN RESOURCES

RECRUITMENT & SELECTION
    Define profile (ability or skills)                         Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Define wage brackets                                       Partner   Partner   Partner   Partner     Partner
    Define Consulting Services                                 Partner   Partner   Partner   Partner     Partner
    Recruit                                                    Partner   Partner   Partner   Partner     Partner
    Select                                                     Partner   Partner   Partner   Partner     Partner
    Hire                                                       Partner   Partner   Partner   Partner     Partner
    Assess selection processes                                 Partner   Partner   Partner   Partner     Partner

TRAINING
    Identify needs (new products)                              Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Identify needs (refresher courses)                         Partner   Partner   Partner   Partner     Partner
    Develop material / methodology                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Give trainng (multiplicatory agent)                        Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

    Give training (agent)                                      Partner   Partner   Partner   Partner     Partner
    Monitor & assess learning curve                            Partner   Partner   Partner   Partner     Partner

ORGANIZATIONAL CLIMATE
    Structure an oversight program                             Orbitall  Partner   Partner   Partner     Partner
    Define oversight indicators                                Orbitall  Partner   Partner   Partner     Partner
    Develop measurement tools                                  Orbitall  Partner   Partner   Partner     Partner
    Carry out climate survey                                   Partner   Partner   Partner   Partner     Partner
    Implement Plan of Action based on results noted            Partner   Partner   Partner   Partner     Partner

DISMISSAL
    Define conduct policy                                      Orbitall  Orbitall  Orbitall  Partner     Partner
    Detect inappropriate behavior                              Partner   Partner   Partner   Partner     Partner
    Survey & analyze employee record                           Partner   Partner   Partner   Partner     Partner
    Decide on dismissal & departure of employee                Partner   Partner   Partner   Partner     Partner
    Notify the employee                                        Partner   Partner   Partner   Partner     Partner

QUALITY MANAGEMENT

QUALITY MONITORING
    Define weights & measures criteria                         Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Monitor                                                    Partner   Partner   Partner   Partner     Partner
    Issue reports                                              Partner   Partner   Partner   Partner     Partner
    Hold calibration sessions                                  Partner   Partner   Partner   Partner     Partner
    Feedback to Agents                                         Partner   Partner   Partner   Partner     Partner
    Feedback to supervisors                                    Partner   Partner   Partner   Partner     Partner
    Feedback to coordinators                                   Partner   Partner   Partner   Partner     Partner

MOTIVATIONAL CAMPAIGNS
    Development / Preparation of campaigns identified by the   Partner   Partner   Partner   Partner     Partner
Partner
    Development / Preparation of campaigns identified by       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
Orbitall / the Client

COMMUNICATIONS
    Prepare processes & procedures                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Prepare script                                             Orbitall  Orbitall  Orbitall  Partner     Partner
    Validate script                                            Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Disclose Operation                                         Partner   Partner   Partner   Partner     Partner
    Ensure compliance                                          Partner   Partner   Partner   Partner     Partner

INFORMATION SECURITY

RISK CONTROLS & REVIEW
    Audit & Risk Management Trials                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Corrective Actions & compensatory controls - Partner       Partner   Partner   Partner   Partner     Partner
Activities
    Corrective Actions & compensatory controls - Orbitall      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
Activities
    Provide information & reply to Audit - by Orbitall at      Orbitall  Partner   Partner   Partner     Partner
the Partner
    Support & supply information needed to meet the            Orbitall  Partner   Partner   Partner     Partner
requirements of the Audits carried out by Orbitall

INFORMATION SECURITY
    Implement information security policies (Clear Desk,       Orbitall  Partner   Partner   Partner     Partner
Training, Destruction of Confidential Information, Who Needs
to Know)

QUALITY SYSTEMS
    Maintain ISO 9000:2000 Quality System for Orbitall         Orbitall  Orbitall  Partner   Partner     Partner
client attendance services

    Carry out internal audit of the Quality Management System  Orbitall  Orbitall  Partner   Partner     Partner

TECHNOLOGY

TELECOM
TELECOMMUNICATIONS CARRIERS/ ORBITALL AGREEMENT
    Manage problems with the voice & data circuit carriers     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Voice & data circuit Capacity Planning                     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Monitor data link                                          Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Monitor voice link                                         Orbitall  Orbitall  Orbitall  Partner     Partner
    Notifying the Carrier in case of data link problems -      Partner   Partner   Partner   Partner     Partner
Partner environment
    Notifying the Carrier in case of data link problems -      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
Orbitall environment
    Notifying the Carrier in case of                           Orbitall  Orbitall  Orbitall  Partner     Partner
    voice link problems
    Notify Carrier in case of problems                         Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Ensure SLA for voice & data links with carriers            Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Specify the requirements for contracting resources for     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
new telecommunications services
    Supply data circuits between service centers & Orbitall    Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Supply data & voice circuits between the service centers   Partner   Partner   Partner   Partner     Partner

DAC
    Notify maintenance services supplier                       Orbitall  Orbitall  Orbitall  Partner     Partner
    Operational availability of DAC & applications             Partner   Partner   Partner   Partner     Partner
    Electrical / air conditioning system availability          Orbitall  Orbitall  Orbitall  Orbitall    Partner
    Manage configurations, problems & changes                  Orbitall  Orbitall  Orbitall  Orbitall    Partner
    Volumes forecast for trunk-line estimate                   Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    DAC Capacity Planning                                      Partner   Partner   Partner   Partner     Partner
    Carry out operational expansions for implementaton of     Orbitall  Orbitall  Orbitall  Orbitall    Partner
new services

LOCAL AREA NETWORK (LAN)
    Operate & manage the software for transferred network      Orbitall  Orbitall  Orbitall  Partner     Partner
equipment
    Operate & maintain the hardware for transferred & new      Partner   Partner   Partner   Partner     Partner
network equipment
    Manage configurations, problems & changes                  Orbitall  Orbitall  Orbitall  Partner     Partner
    Plan network & operations expansion                        Partner   Partner   Partner   Partner     Partner
    Acquisition of new network equipment                       Partner   Partner   Partner   Partner     Partner
    Cabling operations & management                            Partner   Partner   Partner   Partner     Partner

INFRASTRUCTURE
    Data Center Operation                                      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Help Desk - Level 1
    Help Desk - Level 2                                        Orbitall  Orbitall  Orbitall  Partner     Partner
    Backup & Tape Library for transferred servers              Orbitall  Orbitall  Orbitall  Partner     Partner
    Backup & Tape Library for new Partner servers              Orbitall  Orbitall  Orbitall  Partner     Partner
    Restore facility for transferred servers                   Orbitall  Orbitall  Orbitall  Partner     Partner
    Restore facility for new Partner servers                   Orbitall  Orbitall  Orbitall  Partner     Partner
    Release of security patches for the entire technological   Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
environment required by the Partner
    Updating transferred security patches in the Partner       Orbitall  Orbitall  Orbitall  Partner     Partner
technology environment
    Updating new security patches in the Partner technology    Partner   Partner   Partner   Partner     Partner
environment
    Availability of Internet Access for Partner employees      Orbitall  Orbitall  Orbitall  Partner     Partner

ACCESS TO PARTNER SERVERS
    User Administration & Management                           Partner   Partner   Partner   Partner     Partner
    Policy Administration & Management                         Partner   Partner   Partner   Partner     Partner

    Help Desk - Level 2                                        Partner   Partner   Partner   Partner     Partner

E-MAIL
    Administration & Management of e-mail hardware & software  Partner   Partner   Partner   Partner     Partner
    Acquisition of hardware & software                         Partner   Partner   Partner   Partner     Partner
    Help Desk - Level 2                                        Partner   Partner   Partner   Partner     Partner

ADMINISTRATION OF PROFILES & ACCESSES
    Provide access to the mainframe environment                Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Provide access to the local network environment            Orbitall  Orbitall  Orbitall  Partner     Partner
    Provide access to the Orbitall Intranet environment        Orbitall  Orbitall  Orbitall  Partner     Partner
(password recovery system)
    Provide access to Attendance Applications (CW & Siebel)    Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Provide access to Partner Corporate applications           Partner   Partner   Partner   Partner     Partner

PARTNER SERVERS
    Administration / management of transferred server          Orbitall  Orbitall  Orbitall  Partner     Partner
software
    Administration / management of new server HW/SW            Partner   Partner   Partner   Partner     Partner
    Acquisition of new HW & SW                                 Partner   Partner   Partner   Partner     Partner
    Updating anti-virus system on transferred & new servers    Orbitall  Orbitall  Orbitall  Partner     Partner

MICRO INFORMATION TECHNOLOGY
    Acquisition of new HW & SW                                 Partner   Partner   Partner   Partner     Partner
    Administration / management of transferred & new micros    Orbitall  Orbitall  Orbitall  Partner     Partner
(HW & SW) (Technical Support)
    Distribution of applications through ZenWorks              Orbitall  Orbitall  Orbitall  Partner     Partner
    Updating anti-virus system at the transferred & new        Orbitall  Orbitall  Orbitall  Partner     Partner
stations
    HW & SW inventories for transferred stations               Orbitall  Orbitall  Orbitall  Partner     Partner
    Ratification of HW & SW                                    Orbitall  Orbitall  Orbitall  Partner     Partner
    Printer management                                         Partner   Partner   Partner   Partner     Partner

PRODUCTION
    Management of routines                                     Orbitall  Orbitall  Orbitall  Partner     Partner
    (Intel environment)
    Management of routines                                     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    (Mainframe environment)

APPLICATIONS
IVR
    Specifies Call Flow                                        Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Send Call Flow & specification for budget                  Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Pre-assessment for Call Flow impacts                       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Call Flow budget                                           Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Call Flow development                                      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Call Flow Trial & Ratification                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Implementation of Call Flow                                Orbitall  Orbitall  Orbitall  Partner     Partner
    Formal acceptance of Call Flow                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Software Maintenance & Support  (Phraseology & Accesses)   Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Monitoring, Maintenance & Support - Basic Hardware &       Orbitall  Orbitall  Orbitall  Partner     Partner
software
    IVR documentation                                          Partner   Partner   Partner   Partner     Partner
    IVR forecast                                               Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Port expansion & implementaton                             Partner   Partner   Partner   Partner     Partner
    Creating Mainframe terminals for new ports                 Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Providing production environment                           Orbitall  Orbitall  Orbitall  Partner     Partner
    Providing IVR reports on volumes & performance             Partner   Partner   Partner   Partner     Partner

    SIEBEL - ATTENDANCE FRONT-END
    Equipment acquisitions                                     Partner   Partner   Partner   Partner     Partner
    Web Server                                                 Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Application Development                                    Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

    Application License                                        Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    LDAP Servers                                               Orbitall  Orbitall  Orbitall  Partner     Partner

CW - ATTENDANCE FRONT-END
    Request for modifications                                  Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Budget                                                     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Implement requested alteration                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Environment made available for trial                       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Trial & Ratification                                       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Production environment available                           Orbitall  Orbitall  Orbitall  Partner     Partner

CTI
    Modification of Genesys configuration                      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Modification of non-Genesys CTI configuration              Orbitall  Orbitall  Orbitall  Partner     Partner
    Agents configuration (alteration to operator skills &      Orbitall  Orbitall  Orbitall  Partner     Partner
registrations)
    Other configurations in the Genesys environment            Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Definition of routing strategies                           Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Trial & Ratification of routing strategies                 Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Implementation of routing strategies                       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Local production environment available                     Orbitall  Orbitall  Orbitall  Partner     Partner
    Enterprise production environment available                Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Genesys capacity licenses                                  Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

RECORDING CALLS
    Definition of call recording criteria                      Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Definition of tape recovery criteria                       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    On-line storage                                            Orbitall  Orbitall  Orbitall  Partner     Partner
    Off-line storage                                           Orbitall  Orbitall  Orbitall  Partner     Partner
    Definition of quality recording policies                   Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Maintenance & support                                      Orbitall  Orbitall  Orbitall  Partner     Partner
    Implementation & expansion of recording system             Partner   Partner   Partner   Partner     Partner
    Availability of recording environment                      Orbitall  Orbitall  Orbitall  Partner     Partner

CORPORATE TELEPHONY
    Availability of local tariff-charging system               Orbitall  Orbitall  Orbitall  Orbitall    Partner
    Management of tariff-charging system                       Orbitall  Orbitall  Orbitall  Orbitall    Partner
    Management of local telephony system                       Orbitall  Orbitall  Orbitall  Orbitall    Partner

TELECOM / VOICE LABORATORY
    Availability of equipment                                  Partner   Partner   Partner   Partner     Partner
    Supply of Genesys / Siebel licenses                        Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

LOGICAL & PHYSICAL SECURITY
    Manage configurations, problems & changes in the Call      Orbitall  Orbitall  Orbitall  Partner     Partner
Center environment
    Manage & store event records in the Orbitall environment   Orbitall  Orbitall  Orbitall  Partner     Partner
for auditing purposes

POLICIES & PROCEDURES
    Manage system access profile                               Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Define system access profile procedure                     Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

MAINFRAME
    Manage configurations, problems & maintenance (changes)    Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    HW & SW Operating Availability                             Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Notify alteration to the Orbitall connection address       Partner   Partner   Partner   Partner     Partner
    Notify alteration to the Partner connections address       Orbitall  Orbitall  Orbitall  Orbitall    Orbitall
    Capacity Planning                                          Orbitall  Orbitall  Orbitall  Orbitall    Orbitall

                                    SALVADOR

                                                                                                          July 1, 04    From End of
                                                                                                           to End of   Co-Habitation
                                                                         April       May          June   Co-habitation    onwards
                                                                         -----       ---          ----   ------------- -------------
Operations

OPERATIONS MANAGEMENT
  Coaching/feedback-Agents                                              Partner     Partner       Partner     Partner     Partner
  Operating meeting/communication                                       Partner     Partner       Partner     Partner     Partner
  Definition of Targets & Objectives - operating teams (breakout of
  the OLAs)                                                             Partner     Partner       Partner     Partner     Partner
  Calculation & assessment of results                                   Partner     Partner       Partner     Partner     Partner
  Preparation of corrective plans                                       Partner     Partner       Partner     Partner     Partner

PLANNING

FORECAST
  Define priorities & OLAs                                              Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Develop center planning (topology)                                    Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Implement                                                             Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Check track-record & trends                                           Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Check impact on AAT                                                   Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Check & adjust Forecast                                               Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Validate Forecast                                                     Orbitall    Orbitall      Orbitall    Orbitall    Orbitall

SIZING
  Size Resources                                                        Orbitall    Orbitall      Orbitall    Partner     Partner
  Make Resources available on-line                                      Orbitall    Orbitall      Partner     Partner     Partner
  Supply scales required                                                Orbitall    Orbitall      Partner     Partner     Partner

MIS & SLAS
  Provide performance statistics                                        Orbitall    Orbitall      Partner     Partner     Partner
  Analyze SLA Breaches                                                  Partner     Partner       Partner     Partner     Partner
  Establish corrective actions                                          Partner     Partner       Partner     Partner     Partner

CONTROL DESK
  Implement scale (definition of arrival time, breaks, departure
  time, days off & vacations)                                           Orbitall    Partner       Partner     Partner     Partner
  Monitor compliance                                                    Partner     Partner       Partner     Partner     Partner
  Monitor volumes: AAT, SLA, Hang-Up                                    Partner     Partner       Partner     Partner     Partner
  Identify deviation in real x forecast curve                           Partner     Partner       Partner     Partner     Partner
  Implement contingency actions                                         Partner     Partner       Partner     Partner     Partner
  Implement corrective actions                                          Partner     Partner       Partner     Partner     Partner

HUMAN RESOURCES

RECRUITMENT & SELECTION
  Define profile (ability or skills)                                    Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Define wage brackets                                                  Partner     Partner       Partner     Partner     Partner
  Define Consulting Services                                            Partner     Partner       Partner     Partner     Partner
  Recruit                                                               Partner     Partner       Partner     Partner     Partner
  Select                                                                Partner     Partner       Partner     Partner     Partner
  Hire                                                                  Partner     Partner       Partner     Partner     Partner
  Assess selection processes                                            Partner     Partner       Partner     Partner     Partner

TRAINING
  Identify needs (new products)                                         Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Identify needs (refresher courses)                                    Partner     Partner       Partner     Partner     Partner
  Develop material / Methodology                                        Orbitall    Orbitall      Orbitall    Orbitall    Orbitall

  Give trainng (multiplicatory agent)                                   Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Give training (agent)                                                 Partner     Partner       Partner     Partner     Partner
  Monitor & assess learning curve                                       Partner     Partner       Partner     Partner     Partner

ORGANIZATIONAL CLIMATE
  Structure an oversight program                                        Orbitall    Partner       Partner     Partner     Partner
  Define oversight indicators                                           Orbitall    Partner       Partner     Partner     Partner
  Development measurement tools                                         Orbitall    Partner       Partner     Partner     Partner
  Carry out climate survey                                              Partner     Partner       Partner     Partner     Partner
  Implement Plan of Action based on results noted                       Partner     Partner       Partner     Partner     Partner

DISMISSAL
  Define conduct policy                                                 Orbitall    Orbitall      Orbitall    Partner     Partner
  Detect inappropriate behavior                                         Partner     Partner       Partner     Partner     Partner
  Survey & analyze employee record                                      Partner     Partner       Partner     Partner     Partner
  Decide on dismissal & departure of employee                           Partner     Partner       Partner     Partner     Partner
  Notify the employee                                                   Partner     Partner       Partner     Partner     Partner

QUALITY MANAGEMENT

QUALITY MONITORING
  Define weights & measures criteria                                    Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Monitor                                                               Partner     Partner       Partner     Partner     Partner
  Issue reports                                                         Partner     Partner       Partner     Partner     Partner
  Hold calibration sessions                                             Partner     Partner       Partner     Partner     Partner
  Feedback to Agencies                                                  Partner     Partner       Partner     Partner     Partner
  Feedback to supervisors                                               Partner     Partner       Partner     Partner     Partner
  Feedback to coordinators                                              Partner     Partner       Partner     Partner     Partner

MOTIVATIONAL CAMPAIGNS
  Development / Preparation of campaigns identified by the Partner      Partner     Partner       Partner     Partner     Partner
  Development / Preparation of campaigns identified by Orbitall /
  the Client                                                            Orbitall    Orbitall      Orbitall    Orbitall    Orbitall

COMMUNICATIONS
  Prepare processes & procedures                                        Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Prepare script                                                        Orbitall    Orbitall      Orbitall    Partner     Partner
  Validate script                                                       Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Disclose Operation                                                    Partner     Partner       Partner     Partner     Partner
  Ensure compliance                                                     Partner     Partner       Partner     Partner     Partner

INFORMATION SECURITY

RISK CONTROLS & REVIEW
  Carry out Audit & Risk Management Trials                              Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Corrective Actions & compensatory controls - Partner Activities       Partner     Partner       Partner     Partner     Partner
  Corrective Actions & compensatory controls - Orbitall Activities      Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Provide information & reply to Audit - by Orbitall at the Partner     Orbitall    Partner       Partner     Partner     Partner
  Support & supply information needed to meet the requirements of
  the Audits carried out by Orbitall                                    Orbitall    Partner       Partner     Partner     Partner

INFORMATION SECURITY
  Implement information security policies (Clear Desk, Training,
  Destruction of Confidential Information, Who Needs to Know)           Orbitall    Partner       Partner     Partner     Partner

QUALITY SYSTEMS
  Maintain ISO 9000:2000 Quality System for Orbitall client
  attendance services                                                   Orbitall    Orbitall      Partner     Partner     Partner

attendance services

  Carry out internal audits of the Quality Management System            Orbitall    Orbitall      Partner     Partner     Partner

TECHNOLOGY

TELECOM
TELECOMMUNICATIONS CARRIERS/ ORBITALL AGREEMENT
  Manage problems with the voice & data circuit carriers                Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Voice & data circuit Capacity Planning                                Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Monitor link                                                          Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Notify Carrier in case of problems                                    Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Ensure SLA for voice & data links with carriers                       Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Specify the requirements for contracting resources for new
  telecommunications services                                           Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Supply data circuits between service centers & Orbitall               Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Supply data & voice circuits between the service centers              Partner     Partner       Partner     Partner     Partner

DAC
  Notify maintenance services supplier                                  Partner     Partner       Partner     Partner     Partner
  Operational availability of DAC & applications                        Partner     Partner       Partner     Partner     Partner
  Electrical / air conditioning system availability                     Partner     Partner       Partner     Partner     Partner
  Manage configurations, problems & changes                             Partner     Partner       Partner     Partner     Partner
  DAC Capacity Planning                                                 Partner     Partner       Partner     Partner     Partner
  Carry out operational expansions for implementaton of new services    Partner     Partner       Partner     Partner     Partner

LOCAL AREA NETWORK (LAN)
  Operate & manage the software for transferred network equipment       Orbitall    Orbitall      Orbitall    Partner     Partner
  Operate & maintain the hardware for transferred & new network
  equipment                                                             Partner     Partner       Partner     Partner     Partner
  Manage configurations, problems & changes                             Orbitall    Orbitall      Orbitall    Partner     Partner
  Plan network & operations expansion                                   Partner     Partner       Partner     Partner     Partner
  Acquisition of new network equipment                                  Partner     Partner       Partner     Partner     Partner
  Cabling operations & management                                       Partner     Partner       Partner     Partner     Partner

INFRASTRUCTURE
  Data Center Operation                                                 Partner     Partner       Partner     Orbitall    Orbitall
  Help Desk - Level 1                                                   Orbitall    Orbitall      Orbitall    Partner     Partner
  Help Desk - Level 2                                                   Partner     Partner       Partner     Partner     Partner
  BackupTape Library for transferred servers                            Partner     Partner       Orbitall    Partner     Partner
  Backup & Tape Library for new Partner servers                         Partner     Partner       Partner     Partner     Partner
  Restore facility for transferred servers                              Partner     Partner       Partner     Partner     Partner
  Restore facility for new Partnerservers                               Partner     Partner       Partner     Partner     Partner
  Release of security patches required by the Partner                   Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Release of security patches for the entire technological
  environment required by the Partner                                   Partner     Partner       Partner     Partner     Partner
  Updating transferred security patches in the Partner technology
  environment                                                           Orbitall    Orbitall      Orbitall    Partner     Partner
  Updating new security patches in the Partner technology
  environment                                                           Partner     Partner       Partner     Partner     Partner

ACCESS TO PARTNER SERVERS
  User Administration & Management                                      Partner     Partner       Partner     Partner     Partner
  Policy Administration & Management                                    Partner     Partner       Partner     Partner     Partner
  Help Desk - Level 2                                                   Partner     Partner       Partner     Partner     Partner

E-MAIL
  Administration & Management of e-mail hardware & software             Partner     Partner       Partner     Partner     Partner

  Acquisition of hardware & software                                    Partner     Partner       Partner     Partner     Partner
  Help Desk - Level 2                                                   Partner     Partner       Partner     Partner     Partner

ADMINISTRATION OF PROFILES & ACCESSES
  Provide access to the mainframe environment                           Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Provide access to the local network environment                       Orbitall    Orbitall      Orbitall    Partner     Partner
  Provide access to the Orbitall Intranet environment (password
  recovery system)                                                      Orbitall    Orbitall      Orbitall    Partner     Partner
  Provide access to Attendance Applications (CW & Siebel)               Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Provide access to Partner Corporate applications                      Partner     Partner       Partner     Partner     Partner

PARTNER SERVERS
  Administration / management of transferred server software            Partner     Partner       Partner     Partner     Partner
  Administration / management of new server HW/SW                       Partner     Partner       Partner     Partner     Partner
  Acquisition of new HW & SW                                            Partner     Partner       Partner     Partner     Partner
  Updating anti-virus system on transferred & new servers               Orbitall    Orbitall      Orbitall    Partner     Partner

MICRO INFORMATION TECHNOLOGY
  Acquisition of new HW & SW                                            Partner     Partner       Partner     Partner     Partner
  Administration / management of transferred micros (HW & SW)           Partner     Partner       Partner     Partner     Partner
  Administration / management of new micros (HW & SW)                   Partner     Partner       Partner     Partner     Partner
  Distribute application software                                       Orbitall    Orbitall      Orbitall    Partner     Partner
  Updating anti-virus system at the transferred & new stations          Orbitall    Orbitall      Orbitall    Partner     Partner
  Inventory of HW & SW                                                  Partner     Partner       Partner     Partner     Partner
  Ratification of HW & SW                                               Orbitall    Orbitall      Orbitall    Partner     Partner
  Printer management                                                    Partner     Partner       Partner     Partner     Partner

PRODUCTION
  Management of routines                                                Orbitall    Orbitall      Orbitall    Partner     Partner

APPLICATIONS
IVR
  Specifies Call Flow                                                   Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Send Call Flow & specification for budget                             Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Pre-assessment for Call Flow impacts                                  Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Call Flow budget                                                      Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Call Flow development                                                 Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Call Flow Trial & Ratification                                        Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Implementation of Call Flow                                           Orbitall    Orbitall      Orbitall    Partner     Partner
  Formal acceptance of Call Flow                                        Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Software Maintenance & Support (Phraseology & Accesses)               Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Monitoring, Maintenance & Support - Basic Hardware & software         Partner     Partner       Partner     Partner     Partner
  IVR documentation                                                     Partner     Partner       Partner     Partner     Partner
  IVR forecast                                                          Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Port expansion & implementaton                                        Partner     Partner       Partner     Partner     Partner
  Creating Mainframe terminals for new ports                            Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Providing production environment                                      Partner     Partner       Partner     Partner     Partner
  Providing IVR reports on volumes & performance                        Partner     Partner       Partner     Partner     Partner

CW - ATTENDANCE FRONT-END
  Request for modifications                                             Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Budget                                                                Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Implement requested alteration                                        Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Environment made available for trial                                  Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Trial & Ratification                                                  Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Production environment available                                      Orbitall    Orbitall      Orbitall    Partner     Partner

CTI
  Modification of Genesys configuration                                 Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Modification of non-Genesys CTI configuration                         Partner     Partner       Partner     Partner     Partner
  Agents configuration (alteration to operator skills &
  registrations)                                                        Orbitall    Orbitall      Orbitall    Partner     Partner
  Other configurations in the Genesys environment                       Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Definition of routing strategies                                      Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Trial & Ratification of routing strategies                            Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Implementation of routing strategies                                  Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Local production environment available                                Partner     Partner       Partner     Partner     Partner
  Enterprise production environment available                           Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Genesys capacity licenses                                             Orbitall    Orbitall      Orbitall    Orbitall    Orbitall

RECORDING CALLS
  Definition of call recording criteria                                 Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Definition of tape recovery criteria                                  Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  On-line storage                                                       Partner     Partner       Partner     Partner     Partner
  Off-line storage                                                      Partner     Partner       Partner     Partner     Partner
  Definition of quality recording policies                              Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Maintenance & support                                                 Partner     Partner       Partner     Partner     Partner
  Implementation & expansion of recording system                        Partner     Partner       Partner     Partner     Partner
  Availability of recording environment                                 Partner     Partner       Partner     Partner     Partner

CORPORATE TELEPHONY
  Availability of local tariff-charging system                          Partner     Partner       Partner     Partner     Partner
  Management of tariff-charging system                                  Partner     Partner       Partner     Partner     Partner
  Management of local telephony system                                  Partner     Partner       Partner     Partner     Partner

TELECOM / VOICE LABORATORY
  Availability of equipment                                                n/a          n/a          n/a         n/a           n/a
  Supply of Genesys / Siebel licenses                                      n/a          n/a          n/a         n/a           n/a

LOGICAL & PHYSICAL SECURITY
  Manage configurations, problems & changes in the Call Center
  environment                                                           Orbitall    Orbitall      Orbitall    Partner     Partner
  Manage & store event records in the Orbitall environment for
  auditing purposes                                                     Orbitall    Orbitall      Orbitall    Partner     Partner

POLICIES & PROCEDURES
  Manage system access profile                                          Orbitall    Orbitall      Orbitall    Orbitall    Orbitall
  Define system access profile procedure                                Orbitall    Orbitall      Orbitall    Orbitall    Orbitall

                                 RIO DE JANEIRO

                                                                                                         JULY 1, 04     FROM END OF
                                                                                                          TO END OF    CO-HABITATION
                                                                         APRIL       MAY        JUNE    CO-HABITATION     ONWARDS
                                                                         -----       ---        ----    -------------  -------------
OPERATIONS

OPERATIONS MANAGEMENT
     Coaching/feedback-Agents                                           Partner    Partner     Partner     Partner        Partner
     Operating meeting/communication                                    Partner    Partner     Partner     Partner        Partner
     Definition of Targets & Objectives - operating teams (breakout     Partner    Partner     Partner     Partner        Partner
of the OLAs)
     Calculation & assessment of results                                Partner    Partner     Partner     Partner        Partner
     Preparation of corrective plans                                    Partner    Partner     Partner     Partner        Partner

PLANNING

   FORECAST
     Define priorities & OLAs                                           Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Develop center planning (topology)                                 Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Implement                                                          Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Check track-record & trends                                        Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Check impact on AAT                                                Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Check & adjust Forecast                                            Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Validate Forecast                                                  Orbitall   Orbitall    Orbitall    Orbitall       Orbitall

   SIZING
     Size Resources                                                     Orbitall   Orbitall    Orbitall    Partner        Partner
     Make Resources available on-line                                   Orbitall   Orbitall    Partner     Partner        Partner
     Supply scales required                                             Orbitall   Orbitall    Partner     Partner        Partner

   MIS & SLAS
     Provide performance statistics                                     Orbitall   Orbitall    Partner     Partner        Partner
     Analyze SLA Breaches                                               Partner    Partner     Partner     Partner        Partner
     Establish corrective actions                                       Partner    Partner     Partner     Partner        Partner

   CONTROL DESK
     Implement scale (definition of arrival time, breaks, departure     Orbitall   Partner     Partner     Partner        Partner
time, days off & vacations)
     Monitor compliance                                                 Partner    Partner     Partner     Partner        Partner
     Monitor volumes: AAT, SLA, Hang-Up                                 Partner    Partner     Partner     Partner        Partner
     Identify deviation in real x forecast curve                        Partner    Partner     Partner     Partner        Partner
     Implement contingency actions                                      Partner    Partner     Partner     Partner        Partner
     Implement corrective actions                                       Partner    Partner     Partner     Partner        Partner

Human Resources

   Recruitment & Selection
     Define profile (ability or skills)                                 Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Define wage brackets                                               Partner    Partner     Partner     Partner        Partner
     Define Consulting Services                                         Partner    Partner     Partner     Partner        Partner
     Recruit                                                            Partner    Partner     Partner     Partner        Partner
     Select                                                             Partner    Partner     Partner     Partner        Partner
     Hire                                                               Partner    Partner     Partner     Partner        Partner
     Assess selection processes                                         Partner    Partner     Partner     Partner        Partner

TRAINING
     Identify needs (new products)                                      Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Identify needs (refresher courses)                                 Partner    Partner     Partner     Partner        Partner
     Develop material / Methodology                                     Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Give trainng (multiplicatory agent)                                Orbitall   Orbitall    Orbitall    Orbitall       Orbitall
     Give training (agent)                                              Partner    Partner     Partner     Partner        Partner

     Monitor & assess learning curve                                    Partner    Partner      Partner     Partner       Partner

ORGANIZATIONAL CLIMATE
     Structure an oversight program                                     Orbitall   Partner      Partner     Partner       Partner
     Define oversight indicators                                        Orbitall   Partner      Partner     Partner       Partner
     Development measurement tools                                      Orbitall   Partner      Partner     Partner       Partner
     Carry out climate survey                                           Partner    Partner      Partner     Partner       Partner
     Implement Plan of Action based on results noted                    Partner    Partner      Partner     Partner       Partner

DISMISSAL
     Define conduct policy                                              Orbitall   Orbitall     Orbitall    Partner       Partner
     Detect inappropriate behavior                                      Partner    Partner      Partner     Partner       Partner
     Survey & analyze employee record                                   Partner    Partner      Partner     Partner       Partner
     Decide on dismissal & departure of employee                        Partner    Partner      Partner     Partner       Partner
     Notify the employee                                                Partner    Partner      Partner     Partner       Partner

QUALITY MANAGEMENT

QUALITY MONITORING
     Define weights & measures criteria                                 Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Monitor                                                            Partner    Partner      Partner     Partner       Partner
     Issue reports                                                      Partner    Partner      Partner     Partner       Partner
     Hold calibration sessions                                          Partner    Partner      Partner     Partner       Partner
     Feedback to Agencies                                               Partner    Partner      Partner     Partner       Partner
     Feedback to supervisors                                            Partner    Partner      Partner     Partner       Partner
     Feedback to coordinators                                           Partner    Partner      Partner     Partner       Partner

MOTIVATIONAL CAMPAIGNS
     Development / Preparation of campaigns identified by the  Partner  Partner    Partner      Partner     Partner       Partner
     Development / Preparation of campaigns identified by Orbitall /    Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
the Client

COMMUNICATIONS
     Prepare processes & procedures                                     Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Prepare script                                                     Orbitall   Orbitall     Orbitall    Partner       Partner
     Validate script                                                    Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Disclose Operation                                                 Partner    Partner      Partner     Partner       Partner
     Ensure compliance                                                  Partner    Partner      Partner     Partner       Partner

Information Security

RISK CONTROLS & REVIEW
     Carry out Audit & Risk Management Trials                           Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Corrective Actions & compensatory controls - Partner Activities    Partner    Partner      Partner     Partner       Partner
     Corrective Actions & compensatory controls - Orbitall Activities   Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Provide information & reply to Audit - by Orbitall at the Partner  Orbitall   Partner      Partner     Partner       Partner
     Support & supply information needed to meet the requirements of    Orbitall   Partner      Partner     Partner       Partner
the Audits carried out by Orbitall

INFORMATION SECURITY
     Implement information security policies (Clear Desk, Training,     Orbitall   Partner      Partner     Partner       Partner
Destruction of Confidential Information, Who Needs  to Know)

QUALITY SYSTEMS
     Maintain ISO 9000:2000 Quality System for Orbitall client          Orbitall   Orbitall     Partner     Partner       Partner
attendance services
     Carry out internal audits of the Quality Management System         Orbitall   Orbitall     Partner     Partner       Partner

TECHNOLOGY

TELECOM
TELECOMMUNICATIONS CARRIERS / ORBITALL AGREEMENT
     Manage problems with the voice & data circuit carriers             Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Voice & data circuit Capacity Planning                             Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Monitor link                                                       Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Notify Carrier in case of problems                                 Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Ensure SLA for voice & data links with carriers                    Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Specify the requirements & contract resources for new              Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
telecommunications services
     Supply data circuits between service centers & Orbitall            Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Supply data & voice circuits between the service centers           Partner    Partner      Partner     Partner       Partner

DAC
     Notify maintenance services supplier                               Partner    Partner      Partner     Partner       Partner
     Operational availability of DAC & applications                     Partner    Partner      Partner     Partner       Partner
     Electrical / air conditioning system availability                  Partner    Partner      Partner     Partner       Partner
     Manage configurations, problems & changes                          Partner    Partner      Partner     Partner       Partner
     DAC Capacity Planning                                              Partner    Partner      Partner     Partner       Partner
     Carry out operational expansions for implementaton of new          Partner    Partner      Partner     Partner       Partner
services

LOCAL AREA NETWORK (LAN)
     Operate & manage the software for transferred network equipment    Orbitall   Orbitall     Orbitall    Partner       Partner
     Operate & maintain the hardware for transferred & new network      Partner    Partner      Partner     Partner       Partner
equipment
     Manage configurations, problems & changes                          Orbitall   Orbitall     Orbitall    Partner       Partner
     Plan network & operations expansion                                Partner    Partner      Partner     Partner       Partner
     Acquisition of new network equipment                               Partner    Partner      Partner     Partner       Partner
     Cabling operations & management                                    Partner    Partner      Partner     Partner       Partner

INFRASTRUCTURE
     Data Center Operation                                              Partner    Partner      Partner     Orbitall      Orbitall
     Help Desk - Level 1                                                Orbitall   Orbitall     Orbitall    Partner       Partner
     Help Desk - Level 2                                                Partner    Partner      Partner     Partner       Partner
     Backup & Tape Library for transferred servers                      Partner    Partner      Orbitall    Partner       Partner
     Backup & Tape Library for new Partner servers                      Partner    Partner      Partner     Partner       Partner
     Restore facility for transferred servers                           Partner    Partner      Partner     Partner       Partner
     Restore facility for new Partner servers                           Partner    Partner      Partner     Partner       Partner
     Release of security patches required by the Partner                Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Release of security patches for the complete technological         Partner    Partner      Partner     Partner       Partner
environment required by the Partner
     Updating transferred security patches in the Partner technology    Orbitall   Orbitall     Orbitall    Partner       Partner
environment
     Updating new security patches in the Partner technology            Partner    Partner      Partner     Partner       Partner
environment

ACCESS TO PARTNER SERVERS
     User Administration & Management                                   Partner    Partner      Partner     Partner       Partner
     Policy Administration & Management                                 Partner    Partner      Partner     Partner       Partner
     Help Desk - Level 2                                                Partner    Partner      Partner     Partner       Partner

E-MAIL
     Administration & Management of e-mail HW & SW                      Partner    Partner      Partner     Partner       Partner
     Acquisition of hardware & software                                 Partner    Partner      Partner     Partner       Partner
     Help Desk - Level 2                                                Partner    Partner      Partner     Partner       Partner

ADMINISTRATION OF PROFILES & ACCESSES
     Provide access to the mainframe environment                        Orbitall   Orbitall     Orbitall    Orbitall      Orbitall

     Provide access to the local network environment                    Orbitall   Orbitall     Orbitall    Partner       Partner
     Provide access to the Orbitall Intranet environment (password      Orbitall   Orbitall     Orbitall    Partner       Partner
recovery system)
     Provide access to Attendance Applications (CW & Siebel)            Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Provide access to Partner Corporate applications                   Partner    Partner      Partner     Partner       Partner

PARTNER SERVERS
     Administration / management of transferred server software         Partner    Partner      Partner     Partner       Partner
     Administration / management of new server HW/SW                    Partner    Partner      Partner     Partner       Partner
     Acquisition of new HW & SW                                         Partner    Partner      Partner     Partner       Partner
     Updating anti-virus system on transferred and new servers          Orbitall   Orbitall     Orbitall    Partner       Partner

MICRO INFORMATION TECHNOLOGY
     Acquisition of new HW & SW                                         Partner    Partner      Partner     Partner       Partner
     Administration / management of transferred micros (HW & SW)        Partner    Partner      Partner     Partner       Partner
     Administration / management of new micros (HW & SW)                Partner    Partner      Partner     Partner       Partner
     Distribution of application software                               Orbitall   Orbitall     Orbitall    Partner       Partner
     Updating anti-virus system at the transferred & new stations       Orbitall   Orbitall     Orbitall    Partner       Partner
     HW & SW inventories                                                Partner    Partner      Partner     Partner       Partner
     Ratification of HW & SW                                            Orbitall   Orbitall     Orbitall    Partner       Partner
     Printer management                                                 Partner    Partner      Partner     Partner       Partner

PRODUCTION
     Management of routines                                             Orbitall   Orbitall     Orbitall    Partner       Partner

APPLICATIONS
IVR
     Specifies Call Flow                                                Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Send Call Flow & specification for budget                          Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Pre-assessment for Call Flow impacts                               Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Call Flow budget                                                   Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Call Flow development                                              Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Call Flow Trial & Ratification                                     Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Implementation of Call Flow                                        Orbitall   Orbitall     Orbitall    Partner       Partner
     Formal acceptance of Call Flow                                     Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Software Maintenance & Support (Phraseology & Accesses)            Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Monitoring, Maintenance & Support - Basic HW & SW                  Partner    Partner      Partner     Partner       Partner
     IVR documentation                                                  Partner    Partner      Partner     Partner       Partner
     IVR forecast                                                       Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Port expansion & implementaton                                     Partner    Partner      Partner     Partner       Partner
     Creating Mainframe terminals for new ports                         Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Providing production environment                                   Partner    Partner      Partner     Partner       Partner
     Providing IVR reports on volumes & performance                     Partner    Partner      Partner     Partner       Partner

CW - ATTENDANCE FRONT-END
     Request for modifications                                          Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Budget                                                             Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Implement requested alteration                                     Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Environment made available for trial                               Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Trial & Ratification                                               Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Production environment available                                   Orbitall   Orbitall     Orbitall    Partner       Partner

CTI
     Modification of Genesys configuration                              Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Modification of non-Genesys CTI configuration                      Partner    Partner      Partner     Partner       Partner
     Agents configuration (alteration to operator skills &              Orbitall   Orbitall     Orbitall    Partner       Partner
registrations)
     Other configurations in the Genesys environment                    Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Definition of routing strategies                                   Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Trial & Ratification of routing strategies                         Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Implementation of routing strategies                               Orbitall   Partner      Partner     Partner       Partner

     Local production environment available                             Partner    Partner      Partner     Partner       Partner
     Enterprise production environment available                        Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Genesys capacity licenses                                          Orbitall   Orbitall     Orbitall    Orbitall      Orbitall

RECORDING CALLS
     Definition of call recording criteria                              Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Definition of tape recovery criteria                               Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     On-line storage                                                    Partner    Partner      Partner     Partner       Partner
     Off-line storage                                                   Partner    Partner      Partner     Partner       Partner
     Definition of quality recording policies                           Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Maintenance & support                                              Partner    Partner      Partner     Partner       Partner
     Implementation & expansion of recording system                     Partner    Partner      Partner     Partner       Partner
     Availability of recording environment                              Partner    Partner      Partner     Partner       Partner

CORPORATE TELEPHONY
     Availability of local tariff-charging system                       Partner    Partner      Partner     Partner       Partner
     Management of tariff-charging system                               Partner    Partner      Partner     Partner       Partner
     Management of local telephony system                               Partner    Partner      Partner     Partner       Partner

TELECOM / VOICE LABORATORY
     Availability of equipment                                             n/a         n/a         n/a           n/a           n/a
     Supply of Genesys / Siebel licenses                                   n/a         n/a         n/a           n/a           n/a

LOGICAL & PHYSICAL SECURIT
     Manage configurations, problems & changes in the Call Center       Orbitall   Orbitall     Orbitall    Partner       Partner
environment
     Manage & store event records in the Orbitall environment for       Orbitall   Orbitall     Orbitall    Partner       Partner
auditing purposes

POLICIES & PROCEDURES
     Manage system access profile                                       Orbitall   Orbitall     Orbitall    Orbitall      Orbitall
     Define system access profile procedure                             Orbitall   Orbitall     Orbitall    Orbitall      Orbitall

                                    ANNEX III
                               PRICES OF SERVICES

      PARTIES: ORBITALL Servicos e Processamento de Informacoes Comerciais Ltda.
               ("ORBITALL")

               Inovacao Contact Center Services de Contatos Telefonicos Ltda., ("PARTNER")

This document constitutes an integral part of the Service Agreement signed by ORBITALL and PARTNER.

1. PRICES STRUCTURE

The prices of the Services are applicable to the Regime (Agreement Duration) Period. For the Initial Transition Period, the increase factors are applicable to the prices, as stipulated in item 1.4 below.

The prices presented in this Annex are quoted on a unit basis, divided up according to the site from which they will be rendered. The Price Matrix presented in this document will be used as a reference for the prices applicable to Modifications and New Projects to be developed during the Agreement by the PARTNER.

1.1 PRICE MATRIX FOR ASSISTED ATTENDANCE

The price for Assisted Attendance* for inbound calls during the Regime (Agreement Duration) Period is based on five variables:

      - Operator level: price given for four operator categories: Operator Level I, Operator Level II, Operator Level III, Operator Level IV, as presented in details in the following tables:

                   AMOUNT SPENT PER EMPLOYEE (R$) - SAO PAULO

Description                  Attend I   Attend II       Attend III    Attend IV       Frequency         Eligibility
-----------                  --------   ---------       ----------    ---------       ---------      -------------------
Nominal Wage                 [*****]     [*****]         [*****]       [*****]         Monthly               All

Medical Aid                  [*****]     [*****]         [*****]       [*****]         Monthly               All

Dental Aid                   [*****]     [*****]         [*****]       [*****]            -

Meals (R$ 2.10 x 26)         [*****]     [*****]         [*****]       [*****]         Monthly          4 and 6 hours

Transportation Voucher       [*****]     [*****]         [*****]       [*****]         Monthly               All

Day-Care Center Allowance    [*****]     [*****]         [*****]       [*****]         Monthly       Women with children
                                                                                                      Turnover up to one
                                                                                                           year old

Life Insurance               [*****]     [*****]         [*****]       [*****]         Monthly               All

                                    ANNEX III
                               PRICES OF SERVICES

AMOUNT SPENT PER EMPLOYEE (R$) SALVADOR

DESCRIPTION                    Attend I       Attend II    Attend III      Attend IV        Frequency           Eligibility
---------------------------    --------       ---------    ----------      ---------        ---------           -----------
Nominal Wage                   [*****]         [*****]       [*****]        [*****]          Monthly          All

Medical Aid                    [*****]         [*****]       [*****]        [*****]          Monthly          All

Dental Aid                     [*****]         [*****]       [*****]        [*****]          -                -

Meals (R$ 2.10 x 26)           [*****]         [*****]       [*****]        [*****]          Monthly          4 and 6 hours

Transportation Voucher         [*****]         [*****]       [*****]        [*****]          Monthly          All

Day-Car Center Allowance       [*****]         [*****]       [*****]        [*****]          Monthly          Women with children
                                                                                                              Turnover up to one
                                                                                                              year old

Life Insurance                 [*****]         [*****]       [*****]        [*****]          Monthly          All

      - Service or Operation Level: price given at three TSF Levels (85:20 - 85% of the calls answered within Turnover up to 20 seconds; 80:25 - 80% of the calls answered within Turnover up to 25; 70:30 - 70% of the calls answered within Turnover up to 30 seconds).

      - Turnover for Operation: price given in two ranges (Turnover up to 2.5% per month and Turnover up to 3.5% per month).

      - Monthly Average Call Volume: price given in three ranges ** (operations with monthly average of Turnover up to 50,000 calls; operations with monthly average of Turnover up to 250,000 calls; and operations with monthly average of more than 250,000 calls).

      - Average Response Time (TMA): price given in three ranges (calls with average time of Turnover up to 90 seconds; calls with average time of 90 to 150 seconds; and calls with average time of 90 to 250 seconds).

      - Control Span: price given in three ranges for the supervisor/operator ratio (1/12; 1/18 and 1/24).

* Calls effectively answered.

* * The same price will be applied to the Services (e.g.: response line-ups) with volumes within the respective ranges.

The benchmark prices are always the ceiling for the range in question. Consequently, they are taken as the cap price for the Service covered by the range in question.

Each cell in the spreadsheets presented at the end of this Annex corresponds to the unit Prices per Call answered or per minute spoken for operation under the conditions established by the criteria defining the cell.

                                    ANNEX III
                               PRICES OF SERVICES

1.2 AUDIBLE RESPONSE UNIT USE PRICES

There are two prices for calls answered through the Audible Response Unit (ARU):

      a)    Prices per Call answered through the Audible Response Unit (ARU).

      b) Price per minute of traffic within the Audible Response Unit (ARU) "tree".

The price of each call effectively answered through the Audible Response Unit
(ARU) will be calculated on the basis of the sum of two portions: the Prices per Call added to the price per traffic minutes multiplied by the number of minutes to one decimal place, as shown in the following table.

ITEM                             PRICE (R$)
---------------                  ----------
Prices per Call                   [*****]

Price per minute                  [*****]

1.3 PRICE PER ATTENDANT POSITION

The prices for making an Attendant Position available are divided into three types:

      a) "Dry" Attendant Position (on operator) provided at the ORBITALL facilities.

      b) "Dry" Attendant Position (no operator) provided at the PARTNER facilities.

      c) "Inbound" Attendant Position (with operator) provided at the PARTNER facilities. The prices refer to the four operator remunerator levels as described in item 1.1 Price Matrix per Assisted Attendance.

      d) "Outbound" attendant position with operator for telemarketing, provided at the facilities of the PARTNER. The prices refer to the four operator remuneration categories, as described in item 1.1 Price Matrix per Assisted Attendance.

      e) "Outbound" attendant position with operator and predictive dialer, provided at the facilities of the PARTNER. The prices refer to the four operator remuneration categories, as described in item 1.1 Price Matrix per Assisted Attendance.

The first type (Dry operator position at the ORBITALL facilities) does not refer to the Initial Transition Period, when the PARTNER may be operating at the current ORBITALL facilities. This type refers to the situation where ORBITALL contracts only the workstation and manages an operation at its own facilities.

                                    ANNEX III
                               PRICES OF SERVICES

                       PRICE PER ATTENDANT POSITION (R$)

                                                                      SCENARIO
     ITEM                                  SP                            BA
     ----                                  --                            --
Dry AP at Orbitall                       [*****]                       [*****]

Dry AP at Contax                         [*****]                       [*****]

Inbound AP Opt                           [*****]                       [*****]

Inbound AP Opt                           [*****]                       [*****]

Inbound AP Op 3                          [*****]                       [*****]

Inbound AP Op 4                          [*****]                       [*****]

Outbound AP Opt                          [*****]                       [*****]

Outbound  AP Op 2                        [*****]                       [*****]

Outbound AP Op 3                         [*****]                       [*****]

Outbound AP Op 4                         [*****]                       [*****]

Outbound AP Dial-up Op 1                 [*****]                       [*****]

Outbound AP Dial-up Op 2                 [*****]                       [*****]

Outbound AP Dial-up Op 3                 [*****]                       [*****]

Outbound AP Dial-up Op 4                 [*****]                       [*****]


1.4 INCREASE FACTORS

A price increase scheme is presented below for the Initial Transition Period. Through this scheme, part of the PARTNER investments will be financed through the acceptance of the increased prices by ORBITALL. These factors are presented in the following table.

                  PRICE INCREASE FACTOR FOR AGREEMENT DURATION

    Site                  1st Quarter          2nd Quarter              3rd Quarter         4th Quarter
    ----                  -----------          -----------              -----------         -----------
RJ ORBITALL                [*****]               [*****]                 [*****]               [*****]

SALVADOR ORBITALL          [*****]               [*****]                 [*****]               [*****]

SP ORBITALL                [*****]               [*****]                 [*****]               [*****]

SALVADOR CONTAX            [*****]               [*****]                 [*****]               [*****]

SP CONTAX                  [*****]               [*****]                 [*****]               [*****]

The increase factors are used to multiply the assisted attendance and Audible Response Unit (ARU) prices for the four quarters of the first year of the Contract, by each of the locations of the respective operations.

The increase factors stipulated in this Clause 1.4 will be applied subsequent to the application of the adjustment factors by the total value of the Services Remuneration stipulated in Clause 1.5. below.

                                    ANNEX III
                               PRICES OF SERVICES

After the second year of the Agreement, the increase prices stipulated in this Clause 1.4 automatically cease to be applicable.

1.5 ADJUSTMENT FACTORS BY TOTAL VALUE OF THE SERVICES REMUNERATION PER MONTH

Services prices take into consideration the benchmark threshold for the Services Remuneration equivalent to [*****].

If the Services Remuneration for a specific month is higher or lower than the above-mentioned benchmark threshold, new prices will be applied for the Services. In order to calculate the new prices, the following mechanism is applied:

      (a) The Services Remuneration will be calculated by the multiplying the applicable unit prices by the volume of the Services effectively rendered;

      (b) The total value of the Services Remuneration for a given month will be compared to the benchmark threshold of [*****];

      (c) The Services Remuneration will be classified in compliance with the following table, in order to obtain the applicable adjustment factor;

      (d) Each of the unit prices constituting the Services Remuneration will be multiplied by the adjustment factor applicable thereto;

      (e) The new sum of the unit prices, duly restated and multiplied by the volume of the Services effectively rendered, will be the total value of the Services Remuneration for the month in question;

  TOTAL REVENUES - SERVICES REMUNERATION                    ADJUSTMENT FACTOR
  --------------------------------------                    -----------------
Value below 20% of the benchmark threshold                       [*****]

Value below 40% of the benchmark threshold                       [*****]

Value below 60% of the benchmark threshold                       [*****]

Value below 80% of the benchmark threshold                       [*****]

Value at 80% - 125% of the benchmark threshold                   [*****]

Value above  125% of the benchmark threshold                     [*****]

Value above  150% of the benchmark threshold                     [*****]

Value above 175% of the benchmark threshold                      [*****]

Value above  200% of the benchmark threshold                     [*****]

                                    ANNEX III
                               PRICES OF SERVICES

In order to avoid any doubts the unit prices for the Services on the invoices to be issued by the PARTNER will correspond to the prices resulting from applying the adjustment factor as stipulated in item (d) above.

1.6 PRICE RESTATEMENT

      The value added through gains in productivity, fine-tuning management processes or any other benefits will be analyzed and negotiated on the basis of the established partnership model, whereby each of the PARTIES may be compensated in proportion to the contribution thereof.

      On an annual basis, PARTIES will restate the Services Prices and will establish the percentage to be applied for such restatement through common agreement, taking into account but not limited to the repercussions of alterations on the market, wage restatements granted on a friendly basis to the labor-force or through collective bargaining agreements, and foreign exchange variations on the infrastructure cost. Should the applicable legislation allow prices to be restated over a shorter period of time, the PARTIES will negotiate the price restatement in order to maintain the economic and financial balance of the Agreement.

      Without adversely affecting the provisions in the previous items, the proposed restatement should include a reconstitute of the value on an item-by-item basis in compliance with the price list presented in this Annex, as well as the respective impacts thereof on the monthly overall value of the Agreement.

      Particularly with regard to the wage restatement item arising from direct negotiation or the legal collective bargaining process mentioned above, the PARTIES hereby establish that, at the time of the restatement, they will negotiate the wage restatement index to be applied immediately, in order to maintain the economic and financial balance of the Contract.

      Should any taxes be introduced or eliminated, or in case of any increase of decrease in those already falling and covered in the prices presented by the PARTNER, the PARTIES will reach at any time the understandings required to maintain the financial balance of the contractual relationship.

Taxes and other fiscal charges owed under the Agreement are the sole responsibility of the taxpayer as defined under Brazilian Tax Law, other than for the PIS and COFINS mandatory profit-sharing schemes and the levies paid to the National Social Security Institute (INSS) already included in the applicable prices.

                                    ANNEX III
                               PRICES OF SERVICES

PRICES PER CALL ANSWERED FOR SAO PAULO SITE (R$)

Prices (CALL) for operations   Service Level 85/20              Service Level 80/25           Service Level 70/30
with VOLUME of Turnover up to
50 M Calls (monthly average)
                                 Op      Op     Op      Op       Op     Op      Op    Op       Op         Op         Op       Op
                                Level   Level  Level   Level    Level  Level   Level Level    Level      Level      Level    Level
                                  I      II     III     IV        I      II     III    IV       I          II        III       IV
                                -----   -----  -----   -----    -----  -----   ------ ----    -----      -----      -----    -----
Control
Span 1/12   AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             up   to 2.5
           to 90

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

Control     AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
Span 118     up   to 2.5
           to 90

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

Control     AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
Span 1/24    up   to 2.5
           to 90

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****]  [*****][*****] [*****][*****]  [*****]    [*****]   [*****] [*****]
                  to 3.5

                                    ANNEX III
                               PRICES OF SERVICES

Prices (CALL) for operations   Service Level 85/20             Service Level 80/25                Service Level 70/30
with VOLUME of Turnover up to
250 M Calls (monthly average)
                                 Op      Op     Op      Op      Op       Op      Op     Op         Op         Op      Op      Op
                                Level   Level  Level   Level   Level    Level   Level  Level      Level      Level   Level   Level
                                  I      II     III     IV       I       II      III    IV          I         II      III     IV
                                -----   -----  -----   -----   -----    -----   ------  ----      -----      -----   -----   -----
Control     AAT   Turnover     [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
Span 1/12    up   up to 2.5
           to 90

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

Control     AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
Span 1/18    up   to 2.5
           to 90

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

Control     AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
Span 1/24   up    to 2.5
           t o 90

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             91   to 2.5
            -150

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
             up   to 2.5
           to 250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

            AAT   Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
            over  to 2.5
            250

                  Turnover up  [*****] [*****] [*****] [*****] [*****]  [*****] [*****] [*****]   [*****]    [*****] [*****] [*****]
                  to 3.5

                                    ANNEX III
                               PRICES OF SERVICES

Prices (CALL) for operations   Service Level 85/20            Service Level 80/25             Service 70/30
with VOLUME of Turnover up to
250 M Calls (monthly average)
                                Op     Op      Op      Op      Op       Op     Op       Op      Op      Op        Op        Op
                               Level  Level   Level   Level   Level   Level   Level   Level    Level   Level     Level     Level
                                 I     II      III     IV       I       II     III      IV       I      II        III       IV
                               -----  -----   -----   -----   -----   ------  ------  ------  ------- -------   -------   -------
Control     AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
Span 1/12    up   up to 2.5
           to 90

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
             91   up to 2.5
            -150

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
             up   up to 2.5
           to 250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
            over  up to 2.5
            250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

Control     AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
Span 1/18    up   up to 2.5
           to 90

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
             91   up to 2.5
            -150

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
             up   up to 2.5
           to 250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
            over  up to 2.5
            250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

Control     AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
Span 1/24    up   up to 2.5
           to 90

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]
             91   up to 2.5
            -150

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]   [*****]
             up   up to 2.5
           to 250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]   [*****]
                  up to 3.5

            AAT   Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]   [*****]
            over  up to 2.5
            250

                  Turnover    [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]   [*****]   [*****]   [*****]
                  up to 3.5

                                    ANNEX III
                               PRICES OF SERVICES

PRICES PER CALL ANSWERED FOR SALVADOR SITE (R$)

   Prices (CALL) for        Service Level 85/20              Service Level 80/25              Service Level 70/30
operations with VOLUME
of Turnover up to 50 M
Calls (monthly average)
                              Op      Op       Op      Op      Op      Op      Op      Op       Op      Op       Op        Op
                            Level    Level    Level   Level   Level   Level   Level   Level    Level   Level    Level     Level
                              I       II       III     IV       I      II      III     IV        I      II       III       IV
                            ------  -------  ------- ------- ------- ------- ------- -------  ------- -------  -------   -------
Control    AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
Span 1/12   up   up to 2.5
          to 90

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            91   up to 2.5
           -150

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            up   up to 2.5
          to 250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
           over  up to 2.5
           250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

Control    AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
Span 1/18   up   up to 2.5
          to 90

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            91   up to 2.5
           -150

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            up   up to 2.5
          to 250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
           over  up to 2.5
           250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

Control    AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
Span 1/24   up   up to 2.5
          to 90

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            91   up to 2.5
           -150

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
            up   up to 2.5
          to 250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

           AAT   Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
           over  up to 2.5
           250

                 Turnover   [*****] [*****]  [*****] [*****] [*****] [*****] [*****] [*****]  [*****] [*****]  [*****]   [*****]
                 up to 3.5

                                    ANNEX III
                               PRICES OF SERVICES

     Prices (CALL) for operations with
   VOLUME of Turnover up to 250 M Calls    Service Level 85/20                             Service Level 80/25
            (monthly average)              ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

     Prices (CALL) for operations with
   VOLUME of Turnover up to 250 M Calls                Service Level 70/30
            (monthly average)              ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

    Prices (CALL) for operations with
      VOLUME of Turnover up to 250 M       Service Level 85/20                             Service Level 80/25
         Calls (monthly average)           ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

     Prices (CALL) for operations with
   VOLUME of Turnover up to 250 M Calls                Service Level 70/30
            (monthly average)              ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

PRICES PER MINUTE SPOKEN FOR SAO PAULO SITE (R$)

      Prices (MINUTE SPOKEN) for
operation with VOLUME of Turnover up       Service Level 85/20                             Service Level 80/25
   to 50 M Calls (monthly average)         ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

      Prices (MINUTE SPOKEN) for
operation with VOLUME of Turnover up                   Service Level 70/30
   to 50 M Calls (monthly average)         ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

      Prices (MINUTE SPOKEN) for
operation with VOLUME of Turnover up       Service Level 85/20                             Service Level 80/25
   to 250 M Calls (monthly average)        ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

0.4965       AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

      Prices (MINUTE SPOKEN) for
operation with VOLUME of Turnover up                   Service Level 70/30
   to 250 M Calls (monthly average)        ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

0.4965       AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

      Prices (MINUTE SPOKEN) for
       operation with VOLUME of
      Turnover up to 250 M Calls           Service Level 85/20                             Service Level 80/25
          (monthly average)                ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

      Prices (MINUTE SPOKEN) for
       operation with VOLUME of                        Service Level 70/30
      Turnover up to 250 M Calls           ----------- -----------------------------------------------
          (monthly average)                Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

PRICES PER MINUTE SPOKEN FOR SALVADOR SITE (R$)

   Prices (MINUTE SPOKEN) for operation
with VOLUME of Turnover up  to 50 M Calls  Service Level 85/20                             Service Level 80/25
            (monthly average)              ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

   Prices (MINUTE SPOKEN) for operation
with VOLUME of Turnover up  to 50 M Calls              Service Level 70/30
            (monthly average)              ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

   Prices (MINUTE SPOKEN) for operation
   with VOLUME of Turnover up  to 250 M    Service Level 85/20                             Service Level 80/25
         Calls (monthly average)           ----------------------------------------------- -----------------------------------
                                           Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------ ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5 [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

   Prices (MINUTE SPOKEN) for operation
   with VOLUME of Turnover up  to 250 M                Service Level 70/30
         Calls (monthly average)           ----------- -----------------------------------------------
                                           Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------ ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5 [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5 [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX III
                               PRICES OF SERVICES

   Prices (MINUTE SPOKEN) for operation
   with VOLUME of Turnover up  to 250 M        Service Level 85/20                             Service Level 80/25
          Calls (monthly average)              ----------------------------------------------- -----------------------------------
                                               Op Level I Op Level II Op Level III Op Level IV Op Level I Op Level II Op Level III
------------ ---------- ------------------     ---------- ----------- ------------ ----------- ---------- ----------- ------------
Control Span AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/12         up to 90   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/18         up to 90   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

Control Span AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
1/24         up to 90   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             91 -150    Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             up to 250  Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             AAT        Turnover up to 2.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]
             over 250   Turnover up to 3.5     [*****]    [*****]     [*****]      [*****]     [*****]    [*****]     [*****]

   Prices (MINUTE SPOKEN) for operation
   with VOLUME of Turnover up  to 250 M                    Service Level 70/30
           Calls (monthly average)             ----------- -----------------------------------------------
                                               Op Level IV Op Level I Op Level II Op Level III Op Level IV
------------ ---------- ------------------     ----------- ---------- ----------- ------------ -----------
Control Span AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
1/12         up to 90   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
1/18         up to 90   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]

Control Span AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
1/24         up to 90   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             91 -150    Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             up to 250  Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]
             AAT        Turnover up to 2.5     [*****]     [*****]    [*****]     [*****]      [*****]
             over 250   Turnover up to 3.5     [*****]     [*****]    [*****]     [*****]      [*****]

                                    ANNEX IV

                                   GOVERNANCE

This Annex is an integral part of the Contact Center Services Agreement signed by the Parties stipulated below on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")

             Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("INOVACAO").

1.1 Concept

Governance is a set of structured processes defined to perform a wide variety of functions that allow joint management of the Contact Center operations. In the model, the PARTIES have separate responsibilities and autonomy for performing their services, in compliance with the principles and policies agreed in this structure.

The persons appointed to work with the Governance procedures are part of the formally employed staff of ORBITALL and the PARTNER, assigned to the premises of their contracting Parties. All matters involved in the Governance procedures should be discussed and assessed at Committee Meetings/Forums. These meetings firm up the procedures that are understand to constitute Governance.

The Governance model implies a redefinition of the set of proceedings related to the Contact Center operations, all of which are clustered within ORBITALL.

The Governance activities are assigned to this Group because it requires coordinated efforts, or at least oversight by both PARTIES. This does not imply that some of them may not have their primary responsibilities assigned to one of the PARTIES. This allocation of responsibilities should exist in order to make the best possible use of the expertise and material resources of both Companies.

The following diagrams help illustrate the role of the Governance structure, presenting the relocation of the main procedures related to the Contact Center operations, and also show the conceptual division of responsibilities for Orbitall Clients, ORBITALL and the PARTNER.

                                    ANNEX IV

                                   GOVERNANCE

                         [CITIBANK CREDIT CARD PROFORMA]

Figure 1 - Governance Structure - Illustrative Example

The green section on the left hand side of the diagram represents the Orbitall Clients. They are responsible for becoming familiar with their own customers (consumers) and defining the business strategy used to service them, meaning the consumer integration strategy.

The white section in the upper-right corner represents ORBITALL, which has specific responsibilities related to its role as a technological integration agent and provider of the processing applications, in addition to the front-end attendance services.

The red section headed Service Management represents all Governance within the concept of integrated services management. The sections headed Modeling and Planning represent the portion of Orbitall responsible for conducting and rendering the client attendance services.

The red section headed Execution represents the PARTNER, which is responsible for managing the attendance operations (as set out in detail in the blue section to the right of the diagram, except for Internet and Outbound).

Chatroom Attendance Services fall within the medium-term possibilities for Orbitall Clients, although they will be covered by subsequent discussions.

                                    ANNEX IV

                                   GOVERNANCE

The permanent Governance structure, consisting of representatives of ORBITALL and the PARTNER, is divided into three basic procedure groups:

      -     Service Management Coordination

      -     Service Planning and Modeling

      -     Service Execution

                                  [FLOW CHART]

Figure 2 - Governance Structure - Illustrative Example

1.2 SERVICE MANAGEMENT

Service Management includes the function of Orbitall Client relations, translating their business requirements into an Attendance model, while also handling the direction, coordination and oversight of the work and the results achieved by all those involved in rendering Services to Orbitall Clients:
Service Planning, Modeling and Execution Teams (PARTNER), as well as in-house and outside suppliers.

The Service Management will consist of ORBITALL employees organized by Orbitall Clients, divided into specific relationship groups.

This Team will be the only point of contact with the Orbitall Clients, with the following duties and responsibilities:

                                    ANNEX IV

                                   GOVERNANCE

- Responsibility for full-service relationships with Orbitall Clients and coordination of all requirements related to the Attendance Service;

- In-depth knowledge of Orbitall Clients and the operations: specific characteristics of the Attendance Service; specific characteristics of the business; track-record of problems; tools used; operating procedures; main performance indicators; quality reports (ISO monitoring); problem resolution status; alterations in the Attendance procedures; business rules; and operating model;

- Centralization of contacts ensure all-round Attendance for the Services (requirements, complaints, definitions/modification of SLAs and OLAs, forecasting, information analysis, target compliance, and others);

- The ongoing maintenance of information with the Orbitall Clients related to rendering the Services (potential risks, current problems, general operating status, administration of unplanned events, and others).

   1.3 SERVICE MODELING AND PLANNING

   The Service Management will meet the requirements of Orbitall Clients through a specific set of activities organized into Service Modeling, Planning and Execution.

   For example, Service Modeling and Planning define whether a specific Service rendered to an Orbitall Client will be supplied in a single area or not, with what level of Attendant, what Attendant/Supervisor ratio, whether the Attendants will be single skill or will also handle other Capital Services, what will the Call Routing strategy be, etc.

   Having defined the Attendance model and analyzed the Orbitall Client business, Service Modeling and Planning will undertake activities such as drawing up the forecast call volumes (monthly, daily and hourly) and simulating the impact of these demands on the operations. The impact simulation tariff will be calculated through the Genesys tool, owned by ORBITALL. The Service Modeling and Planning team should be fully familiar with the characteristics of the Attendance procedures and the Genesys tool (on-screen voice and data synchronism - CTI, Interaction Router, Call Routing Rules, Strategic Builder and Workforce Management).

   The Service Modeling and Planning structure consists of employees, subcontracted or outsourced workers, or the agents and representatives of ORBITALL, structured into six macro-processes.

   1. Process Management

   Identify and implement all types of improvements to the Service in a reactive and/or proactive manner, such as:

   Implement front-end modifications (Attendance application used during the operations);

   Introduce alterations to the Audible Response Unit (ARU);

   Introduce modifications to the Attendance model;

   Draw up the Orbitall Clients requirements specification (analysis of impact and associated risks).

2. Business Rules

      - Model new Attendance Services:

   Manage the Call Routing tool (CTI - Computer Telephone Integration);

-  Define and update the Routing rules for the Call Routing tool;

-  Carry out Routing simulations;

-  Establish parameters for the Attendance rules of the Audible Response Unit
   (ARU), as well as Assisted Attendance (human).

3. Planning

-  Understand the business demands presented by the Orbitall Clients;

      - Estimate the call volumes based on the business demands of Orbitall Clients;

- Detail volumes in daily Attendance curves for operations, based on call track records, seasonal factors, operator specialties, etc.

4. Performance

- Control all activities performed to render the Services (by the PARTNER, by ORBITALL and by suppliers) through pre-defined performance indicators;

- Consolidate and prepare full reports on the Services rendered to the Orbitall Clients, which constitute the Management Information System.

   5. Finances

      Pricing the Services, understanding the different ORBITALL margins and costs (based on the complexity of the business and the number of people requested by the Orbitall Clients), and the PARTNER prices (volume and quality defined in the OLAs).

      Analysis of the applicability of the conditions of the requests of Orbitall Clients, compared to the scope of Services Agreements between ORBITALL and such Orbitall Clients (SLAs and OLAs).

      Profitability by Orbitall Client / Type of Service.

   6. Communications

   Define the communications strategies and the specific training sessions, such as:

- Formatting of the communications according to the standards by type of communication;

   -  Preparation of the scripts;

- Organize and provide technical training for the instructors (when necessary).

1.4 SERVICE EXECUTION

Service execution matches the operating policies as such to the Service Modeling and Planning, ensuring that the operations Attendance capacity is properly sized to the planning drawn up by the Service Modeling and Planning. This is where training requirements are discussed, for instance, as well as potential monitoring scenarios, communications, recruitment, incentive programs and remuneration for attendants and supervisors, among other matters.

This team should consist of employees, subcontractors, outsourced workers, agents or representatives of the PARTNER. Its main characteristic is an in-depth knowledge of the Attendance procedures and operations management.

The Service Execution will be in charge of performing and coordinating all the tasks related to the Contact Center Operations Management, such as:

   1. Operations Management

      Coordinate all the tasks related to the Attendance operations, keeping the all-round performance of the Services in compliance with the OLAs;

      Identify opportunities for upgrading procedures and operations.

   2. Traffic

      Generate scale through forecasting drawn up by the ORBITALL planning;

      Assign and un-assign resources to the operations;

      Oversee the match between the allocated and planned resources during the daily operations (check compliance with scale);

      Identify the need to recruit and train operators and supervisors.

   3. Personnel Management

      Carry out the recruitment and training processes for all those involved directly in the operations;

      Draw up incentive and remuneration programs for the teams involved directly in the operations;

      Implement monitoring and assessment procedures for the teams involved directly in the operations.

   4. Reports

      Generate specific performance reports on the Services rendered (examples: operator life cycle, use of operating capacity, assessment of training x Attendance monitoring, among others).

   5. Technological Infrastructure Capacity Management (Capacity)

      Identify needs for change in the installed infrastructure capacities (increase, reduction or upgrading the infrastructure); Implement contingency actions in case of operating faults.

   6. Documentation

      Key in the content of the scripts

      Implement the scripts for use by the operating attendants;

      Draft the behavioral training and refresher training contents.

1.5 COMMITTEES

The committees will be operating groups consisting of employees, outsourced workers, subcontractors, agents or representatives of ORBITALL and the PARTNER, focused on planning, sizing, training, communications, technology and other aspects of the Services, which will meet on an irregular basis as frequently as required, whose main purpose will be to align the PARTIES for rendering the Services to the Orbitall Clients.

The committees may be strategic or operating, and some of them may include Orbitall Clients. The activities performed by the committees will be part of the service of rendering the end-services to the Orbitall Clients.

For instance, the committees will be responsible for analyzing the estimated forecasts and the resultant sizing of the number of Attendants and Attendance Positions, analyzing the performance indicators, achieved or not, in compliance with the OLAs, defining the plans for any New Project impacting the Contact Center operations, the prices of new Services not included in the Price Matrixes in Annex III - Prices, defining the annual price restatement index, and other activities.

      The committees will be set up and structured on the basis of the following characteristics:

      -     Type (operational / strategic)

      -     Criticality Status (impact on operations)

      -     Objective

      -     Members

      -     Facilitator

      -     Responsibilities

      -     Frequency

      -  End-Product of the committee

      -  Decisions documentation

During the detailing period for the Governance Model procedures, the committees will be defined, structured and set up by mixed teams from ORBITALL and the PARTNER.

The decisions taken by the various committees will be firmed up through Operating Agreements (OLAs) and will be binding on the PARTIES.

                                     ANNEX V

                 OPERATING AGREEMENTS - INFRASTRUCTURE SERVICES

      This Annex is an integral part of the Contact Center Services Agreement signed by the Parties mentioned below on April 1, 2004.

PARTIES: Orbitall Servicos andProcessamento de Informacoes Comerciais Ltda.
         ("ORBITALL")

         Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("INOVACAO").

                                                                                                                      In Charge (See
    Type of                                                                                                          Responsibility
   Technology         Type of Service                     Description                               Measurements       Matrix)
-------------------   ---------------   ------------------------------------------------------   ------------------  ---------------
LAN / Network            Connection     This service includes the maintenance, administration    100% available      Operate and
                           between      and support for all levels of HW and SW for all the                          manage
                          Orbitall      connection portal equipment, the firewall and safety                         transferred
                         x Partner      precautions, in order to ensure communications                               network
                                        between the companies If the encryption facility is                          equipment
                                        enabled internally and the Routers, the Partner should
                                        use Routers for remote  collection that are
                                        mandatorily fabricated by Cisco, with the 3des feature
                                        enabled.
                                        The connection should always be available.
                                        The dynamic routing table may not be changed between the
                                        Partner Routers and the Orbitall environment Routers.
                                        Traffic between the Partner sites should not use the
                                        Orbitall network infrastructure.

                          Network       The networks related to the Contact Center such          100% compliant      Manage
                         Separation     as ICR, IVR, Citiphone, Attendants Network                                   configurations,
                                        and Corporate should be fully segmented, with                                problems and
                                        each network being endowed with its own                                      changes
                                        network devices.  This means that they may not
                                        share traffic among themselves and should be
                                        illegible from any other networks not connected
                                        directly to the business.

                        Information     The data on all connections between the Partner          100% compliant      Manage
                          Security      and Orbitall sites should be protected  through                              configurations,
                                        3des software encryption and separated from                                  problems and
                                        other clients.  These data should be  used only                              changes
                                        for the purposes of the Contact Center services,
                                        with the information limited to the  Orbitall x
                                        Partner Universe.  The traffic between the
                                        Partner sites illegible encrypted.  Any  external
                                        connection carried out in the
                                        Partner's site must go through a firewall.

                         Management     The Partner should have a tool able to obtain            On-line - 24x7      Manage
                                        information online and provide information                                   configurations,
                                        online remotely or through reports on: the                                   problems and
                                        average use of the CPU and the memory of the                                 changes
                                        Routers and the switch router; the average
                                        broadcast ratings and the clash and use of each
                                        segment in the Contact Center environment
                                        network for each attendance hub, management
                                        and checking problems with the network
                                        devices, calling in the help-desk and support
                                        areas.

                       Interventions    Any intervention that results in downtime for             11 business days   Manage
                                        the Orbitall Contact Center environment should                               configurations,
                                        be agreed previously between the Parties.                                    problems and
                                                                                                                     changes

                          Tracing       The Partner should have an in-house process                100% compliant    Manage
                         Mechanism      able to trace accesses and actions carried out by                            configurations,
                                        users on all the Routers and the Switch Routers                              problems and
                                        constituting this Contract Center  environment.                              changes
                                        We recommend using the Accounting,
                                        Authorization and Authentication  (AAA)
                                        system for accessing the Routers and the Switch
                                        Routes, For external connections to  any remote
                                        site involving the Contact Center environment,
                                        this connection should be  protected by a
                                        Firewall.

                      Version Updates   Keep the equipment and all the applications              Half-yearly review  Plan network
                       and Upgrades     updated in order to ensure operationalization in                100%         expansion and
                      Correcting        compliance with the business rules in effect at                              operation.
                       Vulnerability    the time, in addition to ensuring full system                                Update security
                        Loopholes       integrity and security. Update the security                                  patches in the
                                        patches in the Partner technological                                         Partner
                                        environment.                                                                 technological
                                                                                                                     environment.

                                                                                                                      In Charge (See
    Type of                                                                                                          Responsibility
   Technology         Type of Service                     Description                               Measurements       Matrix)
-------------------   ---------------   ------------------------------------------------------   ------------------  ---------------
LAN / Network         New Connections   New Connections requested by the Partner should be        100% compliant     Manage
                                        forwarded to Orbital in a document with the connection                       configurations,
                                        intentions with prior notice of at least 11 (eleven)                         problems and
                                        business days.                                                               changes

 Type of                                                                                                         In Charge (See
Technology     Type of Service                     Description                         Measurements          Responsibility Matrix)
---------- ------------------------ ------------------------------------------ ---------------------------- ------------------------
           IVR System Monitoring    Monitor the IVR system, carry out regular  Daily monitoring and         Monitoring,
IVR                                 tests, record findings and report back on  forwarding monthly           Maintenance, Help-Desk
                                    occurrence in order to stay ahead in       monitoring reports           and Support for basic
                                    detecting problems in the environment.                                  hardware and software

           Documentation Updates    Keep the IVR system documentation updated  Forwarding documentation     IVR Documentation
                                    (topology, versions, number of ports, IP   monthly
                                    address, mainframe terminals, CICS, which
                                    services respond, digital/analog
                                    extension...), including the track-records
                                    of the expansions and rearrangements of
                                    equipment between hubs.

           Development of new IVR   Introduce alterations to the IVR           0% faults                    Call Flow Development
           phraseologies            phraseologies in compliance with business
                                    requirements.

           Implementation of new    Distribute the new phraseology to all IVR  100% 48 hours after          Implementation of Call
           phraseologies            equipment in the production environment    notification                 Flow
                                    related to the system involved at pre-set
                                    times

           Validation of the        Validate the implementation of new         0% faults                    Formal Call Flow
           implementation of new    phraseologies in the production                                         Acceptance
           phraseologies            environment.

           Correction of IVR        Develop the corrective version of the      100%                         Software maintenance
           phraseologies            phraseology for problems reported                                       and Support
                                    officially through the Help-Desk, after                                 (Phraseology and
                                    confirming the diagnosis of the need to                                 Accesses)
                                    alter the phraseology for subsequent
                                    implementation in the production
                                    environment.

           Implementation of        Undertake the distribution to all the IVR  100% 4 hours after           Call Flow
           corrective phraseologies equipment in the production environment    notification                 Implementation
                                    related to the system involved, at any
                                    time.

           Validation of the        Validate the implementation of corrective  0% faults                    Formalization of  Call
           implementation of        phraseologies in the production                                         Flow
           corrective phraseologies environment.

           Resolving IVR problems   Correct faults in the production and       100% correction in up to 4   Monitoring,
                                    laboratory environments related to the     hours after notification     Maintenance, Help-Desk
                                    hardware, operating system, basic software                              and Support for basic
                                    (IVR and MS) SQL Server for the Electronic                              hardware and software
                                    Attendance System Set (IVR, statistical
                                    service, IVR managers, CTI services and
                                    others).

           Downtime Report          Forward downtime report on the IVR system  100% after correction in up  Monitoring,
                                    listing the impacts and diagnoses as well  to 8 hours after             Maintenance, Help-Desk
                                    as the corrective and preventive actions.  notification                 and Support for basic
                                                                                                            hardware and software

           IVR Laboratory           Keep the IVR equipment available in the    99% 24x7                     Telecom/Voice laboratory
                                    laboratory at Orbitall. The IVR laboratory Except for maintenance when  Equipment availability
                                    should reflect a production environment.   scheduled and agreed by the
                                                                               Parties

           Availability of IVR      Provide daily reports on volumes and       100% available in D+1        Availability of IVR
           Reports                  performance for IVR systems, organized by                               reports on volumes and
                                    day, time, product and hub.                                             performance
                                    a) Volumes: total volume of calls through
                                    the IVR, specifying On Hold x Hang-Ups x
                                    Forwarded
                                    b) Performance: average Attendance Time
                                    Report, On Hold %, Occupancy % by IVR and
                                    Loss of Ticket
                                    Note: See Reports Book.

           Version upgrades and     Keep the equipment and all the             Half-yearly review           Expansion and
           updates                  applications updated in order to ensure                                 implementation of ports
                                    operationalization and compliance with the
                                    business rules in effect at the time, in
                                    addition to ensuring full system security
                                    and integrity.

           Fixing Loopholes         Update the security patches in the Partner 100%                         Updating security
                                    technology environment.                                                 patches in the Partner
                                                                                                            technology environment.

           Forecast                   Forecast of call volumes and AAT for the Monthly with 90 days advance IVR Forecast
                                    IVR systems covering the existing and new  notice
                                    products. The information will be arranged
                                    by the IVR systems in operation.

 Type of                                                                                                          In Charge (See
Technology     Type of Service                        Description                         Measurements        Responsibility Matrix)
---------- ------------------------ ----------------------------------------------- ------------------------- ----------------------
           Capacity Planning           Undertake the sizing, possible future        90 days after receipt of  Port implementation
                                       expansions of the ports and adaptations of   the Forecast              and expansion
                                       the IVR and other components (statistical
                                       servers, IVR managers, CTI servers and
                                       the other) including all hardware and
                                       software to handle the call demands.

                                       Technological Constraint

                                       For the ATC system, GMK or Intervoice
                                       technologies may be used, which should be fully integrated with the Genesys CTI platform, customized for Orbitall.

                                       For Sodexho, Citiphone andCorporate
                                       (SAT/Panel) the IVR must be GMK integrated to the CTI Symposium Link Nortel.

                                       Possible future opportunities for altering the technology should be discussed subsequently under Governance.

           Creation of New             Responsibility for the establishing new         96 terminals in up     Establishing
           Mainframe Terminals         mainframe terminals (production and             to 5 business days     mainframe terminals
                                       laboratory CICS) given the IP address.                                 for new ports.

           Update the IVR              Update the Electronic Attendance System      Half-yearly review        Availability of
                                       (IVR, statistic servers, IVR managers, CTI                             production
                                       servers and others), ensuring ongoing                                  environment
                                       maintenance by the technology manufacturer
                                       for the hardware and software, in addition
                                       to ensuring full system security and
                                       integrity, handling the forecast call
                                       volumes properly. The updates should be
                                       implemented with approval from Orbital.
IVR
           Availability of IVR      Maintaining the availability of the IVR            24x7 99% for each         Availability of
           equipment                equipment, meeting business demands.               IVR system.               Production
                                                                                                                 Environment

                                                                                                                 Software

           Physical Access          Responsibility for user, password and                                        Maintenance and
           Administration           profile control for accessing the IVR                                        Support
                                    management platform in the production and                                    (Phraseology and
                                    laboratory environment.                                                      Access)


           Remote IVR Access        Provide the resources needed to allow remote       Provide access 1       Availability of
                                    access for remote correction and diagnosis         hour after             Production Environment
                                    of problems with IVR and components                notification from
                                    (statistical servers, IVR managers, CTI            Orbitall to the
                                    servers and others).                               Partner
                                                                                       Allow 2 simultaneous
                                                                                       accesses for each
                                                                                       IVR technology

           Remote Access to the IVR Provide the resources allowing Orbitall to         Provide 24 x 7            Availability of
           Statistical Servers      access the IVR report systems remotely.            access for 8              Production
                                                                                       simultaneous              Environment
                                                                                       Orbitall users

           Validation and           Validate Projects implementation.                  30 min - 2 hours       Test and Ratification
           Implementation                                                           Depending on project size
                                                                                    (from 4:00 onwards)

Front - CW                          Should any evidence be noted of errors in       Daily at 4:00,            Test and
           Correction of Errors     the production processes, BIPs should be        Complying with            Ratification
                                    applied, currently involving Orbitall and       schedule halts in
                                    PCP (Infra) systems.                            compliance with the
                                                                                    Infra Calendar

 Type of                                                                                                          In Charge
Technology Type of Service                    Description                             Measurements       (See Responsibility Matrix)
---------- ---------------- -------------------------------------------------- ------------------------- ---------------------------
Front-End  Mainframe Access User creation, recovery and deletion on the        Password recovery: 4      Mainframe/Attendance
(All)      Profile          Orbitall mainframe, profile maintenance and access hours. Other processes 8  Applications  (CW /
                            transaction.                                       hours for up to 5 users.  Siebel)
                                                                               6 - 10 users: 16 hours.
                                                                               Eleven users  or more -
                                                                               to be agreed.

           Version Upgrades Keep all equipment and applications updated in     Half-yearly review        Plan network
           and updates      order to ensure operationalization in compliance                             expansion and
           Fixing Loopholes with the business rules in effect at the time, in  100%                      operation. Update
                            addition to ensuring full system security and                                security patches in
                            integrity.                                                                   the Partner
                                                                                                         technological
                            Update the security patches in the Partner                                   environment
                            technology environment.

  Type of                                                                                                         In Charge
Technology        Type of Service                    Description                     Measurements        (See Responsibility Matrix)
----------- -------------------------- --------------------------------------- ------------------------- ---------------------------
CTI Genesys CME - Configuration        Tool used to configure and register the   -                          --
            Management Environment     variables used in the call routing
                                       environment.

            Registering new agents     Configuring new agents in the CME tool,   Ensure                     CTI - Agents
                                       assigning a DAC password, skills and      registration of            configuration (skill
                                       attendance hub, clustering agent groups   100% of the agents         alteration and
                                       by Administration, Supervisor and Hub.    for CTI Genesys use        operator
                                                                                                            registration)

            Agents Password            Configure passwords for user access to    Keep  100% of the          CTI - Agents
            Maintenance                Softphone                                 password records           configuration (skill
                                                                                 updated for use            alteration and
                                                                                 with CTI Genesys           operator
                                                                                                            registration)

            Operator Attendance Skill  Alter agent profiles with the skills      Maintain 100% of           CTI - Agents
                                       already found in the CME                  the skill records          configuration (skill
                                                                                 updated in                 alteration and
                                                                                 compliance with            operator
                                                                                 the agent                  registration)
                                                                                 attendance skill

            Agent Groups Maintenance   Alter the agent in the agent groups.      Should be handled          CTI - Agents
            CTI Genesys                Cluster the agents by Supervisors,        on Sundays at any          configuration (skill
                                       Managers and Hub                          time, or from              alteration and
                                                                                 Monday through             operator
                                                                                 Saturday between           registration)
                                                                                 7:00 p.m. and 8:00
                                                                                 a.m.

            Creating user access       Provide User and Password for CME         24-hours after          CTI - Other
            profiles                   access                                    request                 configurations in the
                                                                                                         Genesys environment

            Create Line-Ups and Logic  Record virtual Line-Ups in the CTI        24 hours after DAC         CTI - Other
            Line-Up Groups             Genesys environment                       environment                configurations in
                                                                                 configuration              the Genesys
                                                                                                            environment

            Registration of Physical   Register ACD, Line-Ups, CDNs in the CTI   24 hours after DAC         CTI - Other
            Line-Ups                   Genesys environment                       environment                configurations in
                                                                                 configuration              the Genesys
                                                                                                            environment

            Attendance Position        Register and exclude the Attendance       This activity will         CTI - Other
            Registration / Maintenance Positions created in the ACD for          be carried out             configurations in
                                       routing calls to CTI Genesys              during business            the Genesys
                                                                                 hours with the             environment
                                                                                 following performance
                                                                                 time: Up to 10 APs: 2
                                                                                 Hours; 11 - 20 APs: 4
                                                                                 Hours; 21 - 100 APs: 24
                                                                                 hours
                                                                                 More than 100 APs to
                                                                                 be scheduled

                                                                                                                In Charge
 Type of                                                                                                   (See Responsibility
Technology      Type of Service                 Description                       Measurements                    Matrix)
----------      ---------------                 -----------                       ------------                    -------

                                                                        This activity will be performed   CTI (Other Genesys
            ARU Ports                Register and exclude the ARU       during business hours with the    environment
            Registration/            ports created in the ACD for call  following performance times: up   configurations
            Maintenance              routing through CTI Genesys        to 10 ports: 2 hours; 11 - 20
                                                                        ports: 4 hours, 21 - 100 ports:
                                                                        24 hours, more than 100 ports:
                                                                        to be scheduled

            Providing new CME        Provide Contax with new versions   Ensure 100% new version           CTI - Modification
            application versions     of the CME application after       compatible with the CTI Genesys
                                     ratification in the CTI Genesys    Orbitall environment
                                     Orbitall environment

            Installation of CME      Install the CME client on the      24 hours after new version is     Desktop information
            client application       user workstations.                 provided by Orbitall for          technology -
                                                                        updating 100% of the existing     distribution of
                                                                        clients in the operation          applications

            Provide CME              Provide the number of              Every 5th business day of the     Desktop information
            installation inventory   workstations with the CME          month or after 24  hours when     technology - HW and SW
            for workstation          application installed              updating the version              inventory

CTI genesys CC Pulse - Call Center   Tool used for on-line operation                      -                                 -
            Pulse                    monitoring (services performance,
                                     agents and ARU ports)

            Threshold alteration     Configuration of the alarms in     Keep the alarms updated on 100%   CTI - Local production
            (alarms) in the user     the CCPulse inspections of the     of the CCPulse inspections        environment availability
            work spaces              workstation

            Providing new CCPulse    Provide new versions of the        Ensure 100% of the new versions   CTI - Genesys
            application versions     application to Contax after        are compatible with the CTI       configurations
                                     ratification in the CTI Genesys    Genesys Orbitall environment      modification
                                     Orbitall environment

            Installation of CCPulse  Install the CCPulse client         24 hours after new version is     Desktop information
            Client application       application on the user            provided by Orbitall for          technology -
                                     workstation                        updating 100% of the existing     distribution of
                                                                        clients in the operation          applications

            Provide CCPulse          Provide the number of              Every 5th business day of the     Desktop information
            installation inventory   workstations with the CCPulse      month or after 24-hours when      technology HW and SW
            by workstation           application installed              updating the version              Inventory

            Creation, alteration     Create new real time monitoring    5 business days after request     CTI - Other Genesys
            and availability of      routines                                                             environment
            templates (reports)                                                                           configurations

 Type of                                                                                                        In Charge (See
Technolopgy     Type of Service                 Description                         Measurements            Responsibility Matrix)
-----------     ---------------                 -----------                         ------------            ----------------------
CTI Genesys Distribution  of new     Provide  templates file at  work       24 hours after supply by      Desktop information
            templates (reports)      stations using CCPulse for new         Orbitall                      technology - distribution
                                     customized reports                                                   of applications

            Provide information      Provide CCPulse information for        24 hours after customization  CTI -Other configurations
            for Orbitall Clients     Orbitall Clients                       de novas screens              in the Genesys environment

            Strategy Builder and     Tools used to configure call and                 -                          -
            Router Enterprise        routing strategies.

            Creating New Routing     Create new routing strategies          10 business days after        CTI -Definition of Routing
            Strategies               through the SB                         specification                 Strategies

            Alteration  to existing  Alter the existing Routing flow        5 business days               CTI - Definition of
            Routing Strategies                                                                            Routing Strategies

            Alteration  to Routing   Alter Routing Parameters as            2 hours after request /       CTI -Definition of Routing
            Parameters               defined in the strategy                business hours                Strategies

            VTO - Voice Treatment    Tools used to provide announcements              -                          -
            Option                   for line-ups of calls

            Supply announcement in   Record files in  VOX format with the   Supply VOX files with new     CTI - Other configurations
            VOX format digital file  announcement to be made available to   announcements   10 business   in the Genesys environment
                                     the line-ups of calls                  days in advance for
                                                                            allocation

            Availability of new      Alter routing strategy and configure   10 business days after        CTI -Other configurations
            announcements            VTO                                    request                       in the Genesys environment

            WFM - Work Force         Tools used to generate the Attendance                                       -
            Management and  Non      Roster and oversee Agent compliance.
            Compliance

            Configuring Attendance   Define the Attendance Teams through    Keep 100% of the Attendance   CTI - Agents configuration
            Teams                    the WFM based on the  Attendance       Teams updated                 (alteration of operator
                                     service characteristics                                              skills and registration)

            Assigning  Agents to     Assign new Agents to the existing      Ensure 100% of the agents     CTI - Agents configuration
            the  Attendance Teams    Attendance Teams                       assigned to the Attendance    (alteration of operator
                                                                            Teams                         skills and registration)

            Configuration of         Configure the Attendance policies for  Ensure 100% of the Service    CTI - Agents configuration
            Categories, Attendance   services, working hours, days off,     Policies are updated          (alteration of operator
            Times, Policies          hours bank.                                                          skills and registration)

            Generation of the        Generate the Agent Work Roster         Generate and disseminate the  CTI - Agents configuration
            Attendance Roster        through the WFM                        Attendance Rosters for 100%   (alteration of operator
                                                                            of the services routed        skills and registration)
                                                                            through CTI Genesys

            Overseeing compliance    Oversee compliance with the Agents     Keep the  justifications for  CTI - Agents configuration
                                     Attendance Roster, including           exceptions 100% updated in    (alteration of operator
                                     justifications for Agent               order to oversee compliance   skills and registration)
                                     non-availability through the
                                     Non-Compliance tool

                                                                                                                    In Charge
                                                                                                                       (See
 Type of                                                                                                          Responsibility
Technology      Type of Service                  Description                          Measurements                   Matrix)
---------- ------------------------ ------------------------------------  ------------------------------------ -------------------
           Creation and Publication Supply the template for generating    Provided 90 days in advance          Planning - Forecast
           of Forecast              the roster based on the forecast                                           Generate and Alter
                                                                                                               Forecast

           Services configuration   Configure the attendance services     48 hours after request from the      CTI - Other Genesys
                                    through in the WFM, including TSF     Partner                              environment
                                    statistics, attendance hub, screens,                                       configurations
                                    etc

           Synchronizing he WFM     Synchronize the alterations to the    Twice a day, at 09:00 a.m. and       CTI - Other Genesys
           base with the CME base   CME with the WFM database             5:30 p.m.                            environment
                                                                                                               configurations

           Providing new WFM        Provide new versions of the           Guarantee 100% of new versions       CTI- Modification
           application and          application to Contax after           are compatible with the Orbitall     of Genesys
           non-compliant version    ratification in the Orbitall Genesys  Genesys CTI environment              configurations
                                    CTI environment

           Install the WFM Client   Install the CCPulse client on the     24 hours after new version provided  Desktop information
           and Non-Compliance       user workstations                     by Orbitall for updating 100% of the technology -
           Application                                                    existing clients in the operation    distribution of
                                                                                                               application

           Install the WFM Client   Install the CCPulse client on the     Every 5th business day of the        Desktop information
           and Non-Compliance       user workstations                     month or after 24 hours,             technology - HW and
           Application                                                    when version is updated              SW inventory

           Sizing                   Orbitall will be in charge of sizing  -                                    -
                                    the CTI Genesys environment. The
                                    sizing will be handled on the basis
                                    of the call demand forecast
                                    assumptions.

           Sizing the Genesys CTI   Review the local and enterprise CTI   Sizing every 6 months                CTI - Availability
           Environment              Genesys Environment                                                        of Enterprise
                                                                                                               production

           Supply Genesys           Acquire and provide new Genesys       60 days after request                CTI Genesys
           application licenses     licenses for APs, ARUs and                                                 licenses capacity
                                    applications based on the sizing or
                                    expansion of the operation.

           Notify the intention of  Notify Orbital of the intention to    Notify Orbitall to assess and        CTI -Availability
           replacing or upgrading   alter and upgrade the technology      approve the intention of altering    of Enterprise
           the CTI elements in the  (software and hardware) in the CTI    the Genesys CTI environment          production
           local environment        environment, for approval and future  technology                           environment
                                    ratification.

           Ratification of new CTI  Test new application versions in the  90 days after specification          CTI -Availability
           applications             Orbitall Genesys CTI environment.                                          of Enterprise
                                                                                                               production
                                                                                                               environment

           Resize the technological Acquire new servers and update the    60 days after specification          CTI -Availability
           infrastructure based on  application in compliance with the                                         of local
           the ICR environment      sizing undertaken by Orbitall (local                                       production
           sizing                   Genesys CTI servers, NACD channels,                                        environment
                                    LAN, local Routers, CTI ACD server).

           Supply local CTI         Provide documentation on the local    Every 5th business day of the        Planning - develop
           environment topology     Genesys CTI environment topology,     month, or after 24 hours when        mainframe planning
                                    providing information on elements in  the topology is altered              (topology)
                                    the LAN, WAN and Telephony elements
                                    (Symposium, NACD)

           Provide data circuits    Acquire and provide new data          60 days after request                Telecom - provide
           (WAN) between the        circuits based on the operations                                           data circuits
           attendance hubs and      growth or sizing                                                           between the hubs
           Orbitall

                                                                                                                  In Charge
  Type of                                                                                                    (See Responsibility
 Technology       Type of Service                   Description                       Measurements               Matrix)
-----------  -------------------------  ---------------------------------------  ------------------------  -----------------------
CTI Genesys  Servers                    Responsibility for maintaining and                   -                        -
                                        upgrading the local servers for the CTI
                                        Genesys environment (Tserver,
                                        StatServers)

             Availabili                 Guarantee the availability of the local  Ensure monthly            Partner servers -
                                        CTI servers in compliance with  the      availability of 98% of    admin/management of new
                                        minimum configuration                    the local CTI Servers     and transferred HW/SW

             Hardware Maintenance       Carry out corrective maintenance on the  Repair or replacement of  Partner servers -
                                        CTI Genesys environment servers in case  server in 8 hours         admin/management of new
                                        of crash                                                           and transferred HW/SW

             Supply Server Performance  Provide information on local CTI         Daily (D+1)               Partner servers -
             Report                     Genesys memory use and server                                      admin/management of new
                                        processors                                                         and transferred HW/SW

Minimum configuration of
Local CTI Servers
MAIN T-SERVER
Processor: 2
XEON 700 processors
Mhz with 1Gb Cache
Memory: 2Gb                                               VOICE TREATMENT OPTION
Disk: 3 18.2Gb disks
Ethernet Board:                                           Processor: Pentium IlI 600Mhz
101/100Mbps               BACK UP T-SERVER                Memory: 256 Mb
Operating System:                                         Disk: 10.2 Gb
W2000 Server V.5410.2195  Processor: 2 XEON 700           Disk Drive: 1.44 Mb
SP3                       processors Mhz with 1Gb Cache   CD Rom: 56x
                          Memory: 2Gb                     Ethernet Board:
Local Applications:       Disk: 3 18.2Gb disks            10/100Mbps Operating System:
T-Server V.6.5 -          Ethernet Board: 101/100Mbps     Windows NT Server SP6           Partner
Application               Operating System: W2000 Server  Local applications:
handling the Symposium    V.5410.2195 SP3                 Voice Treatment Server V.6.5 -
Link connection Nortel                                    Parceiro Digital Announcer
Stat Server V.6.5 -                                       Remote Management Tool
Application handling the  Local Applications:             Anti-virus
local                     T-Server V.6.5 - Application
statistical data          handling the Symposium Link
collection                connection
Local Router V.6.5 -      Nortel
Handles call routing to   Stat Server V.6.5 -
ARU                       Application handling the local
Local Router V.6.5 -      statistical data collection
Handles call routing to   Local Router V.6.5 - Handles
ARU                       call routing to ARU ProdaSync
Remote management tool    V.1.0 - Updates the CCPulse
Anti-virus                Service Statistics
                          DNMonitor V.10 - Monitors the
                          ARU ports Remote management
                          tool
                          Anti-virus


                                                                                                                      In Charge
 Type of                                                                                                         (See Responsibility
Technology       Type of Service                  Description                            Measurements                  Matrix)
---------- -------------------------- ------------------------------------ ------------------------------------- -------------------
           Standard Configuration for                                      One PIII 500 MHz or  Celeron 800 MHZ, Acquisition of new
           Siebel Station             Workstation hardware, operating      20  MG HD, Windows NT4.0 - 96 MB RAM, equipment
                                      system, memory, fixes level, browser Windows 2000 - 192 MB RAM,
                                                                           Windows XP - 256 MB RAM,
                                                                           Windows NT 4.0 - Service Pack 6a,
                                                                           Windows 2000 - SP 3 or higher.
                                                                           Windows XP -SP 1 or higher + hot fix
                                                                           Q329623, Internet Explorer 6.0 SP1
                                                                           + MS JVM 3805 or higher

           Version upgrading and      Keep the equipment and all the       Half-yearly review                    Acquisition of
           updating                   applications updated in order to                                           equipment
                                      ensure operationalization in
                                      compliance with the business rules
                                      in effect at the  time, in addition
                                      to ensuring full system security
                                      and integrity.

           Fixing Loopholes           Updating security patches in the     100%                                  Updating security
                                      Partner technology environment.                                            patches in the
                                                                                                                 Partner
Siebel     Standard Configuration for Server for authentication, network   Novell eDirectory and Microsoft       LDPA Server
           the Siebel Environment     protocol, authentication service     Active Directory Win 12000
                                                                              TCP- IP Protocol
                                                                           Provide server with redundancy and
                                                                           fault tolerance that can handle all
                                                                           the Attendants positions operators
                                                                           who will access the Siebel system

                                                                                                                      In Charge
 Type of                                                                                                         (See Responsibility
Technology       Type of Service                  Description                          Measurements                    Matrix)
---------- -------------------------- ------------------------------------ ------------------------------------- -------------------
 CW        Standard Configuration of  Minimum software and hardware        Minimum hardware configuration:       Availability of
           CW Station                 configuration for Call Center        desktop computer with Pentium 233 MHz production
                                      Workstation (CW) application         processor, 64 Mb RAM memory, 4.3 Gb   environment
                                      functions                            disk, 17" display. The workstations
                                                                           may not be fitted with movable
                                                                           recording units (e.g. Floppy disk,
                                                                           CD-RW, DVD-R, and others). The
                                                                           workstation should boot up only
                                                                           through the HardDisk, with the other
                                                                           options being: Floppy disk, CD-Rom,
                                                                           2nd, 3rd disks disabled; Set up
                                                                           access password (BIOS)for the
                                                                           workstations; BDE; ODBC; Open Client,
                                                                           Rumba

           Version upgrading and      Keep the equipment and all the       Half-yearly review                    Availability of
           updating                   applications updated in order to                                           production
                                      ensure  operationalization in                                              environment.
                                      compliance with the business rules                                         Updating security
                                      in effect at the time, in addition                                         patches in the
                                      to ensuring full system security and                                       Partner technology
                                      integrity.                                                                 environment


           Fixing loopholes           Updating security patches in the     100%
                                      Partner technology environment

           Standard Configuration for Communications protocol and          TCP IP and NDS                        Availability of
           CW Environment             authentication layer                                                       production
                                                                                                                 environment

Siebel     Standard Configuration for Data link required                   1 10 Mbit link for                    Availability of
           Siebel WAN                                                      913 simultaneous users                production
                                                                                                                 environment

Siebel     Profile definition         Release the system in compliance     Not applicable                        Availability of
                                      with the attendant profile                                                 production
                                                                                                                 environment

Siebel     Capacity Planning          Supply the number of simultaneous    Number of call center operations with Availability of
                                      attendants required to handle the    3-month forecast (monthly report)     production
                                      computer resources                                                         environment

                                                                                                                     In Charge
  Type of                                                                                                        (See Responsibility
Technology    Type of Service                   Description                            Measurements                    Matrix)
----------- -------------------- ----------------------------------------- ------------------------------------- -------------------
CW / Siebel AMS and BIPS         Implementation of new projects (AM)       Installation always discussed on      Routine Management
            Installation Process maintenance and emergency corrections in  Wednesday and updated early on        (Intel environment)
                                 the production environment (BIP)          Sunday, with a 4:00 a.m. deadline.
                                                                           The BIPS is updated on arrival of the
                                                                           BIP, as this is an emergency program
                                                                           (0 % error)

CW          Intel Batch Process  Registration and management of batch                                            Routine Management
                                 processes on Intel platform (7 processes)                                       (Intel environment)

            AMS and BIPS         AMS and BIPS implementation process in    Installation always discussed on      Routine Management
            mainframe            the mainframe will not be altered, and    Wednesday and updated after           (Mainframe
Mainframe   installation process will still be handled by Orbitall         ratification process during the dawn  environment)
                                                                           hours of the next week (Sunday, with
                                                                           a 4:00 a.m. deadline). The BIPS is
                                                                           updated on arrival of the BIP, as
                                                                           this is an emergency program (0 %
                                                                           error)

Desktop     Anti virus updating  Updating file (vaccine) to detect viruses Antivirus updated within 2 days after Antivirus updates
Information                      in the workstations                       release of the Virus Definition List
Technology                                                                 by the supplier through automatic
                                                                           distribution (ZenWorks)

            Printer Management   Printer management covers the management  Installation: 72 hours and help desk  Printer Management
            (CONTRACT)           of the Eldora Contract, installation,     (on-site): 4 hours during business
                                 configuration and maintenance (Level II   hours
                                 support) for the print drivers and
                                 hardcopy printer

            Version upgrading    Keep the equipment and all the            Half-yearly review                    Acquisition of new
            and updating         applications updated in order to ensure                                         HW and SW
                                 operationalization in compliance with the
                                 business rules in effect at the time, in
                                 addition to ensuring full system security
                                 and integrity.

            Fixing loopholes     Updating security patches in the Partner  100%                                  Updating security
                                 technology environment                                                          patches in the
                                                                                                                 Partner technology
                                                                                                                 environment

            Technical support    Installation and maintenance              Applications provided to the          Admin/Management of
            ensuring hardware                                              workstations within up to 4 hours     transferred and new
            and software                                                   after release by the production       desktop computers
            administration and                                             server                                (HW and SW)
            management                                                                                           (Technical Support)


    Type of                                                                                                   In Charge
  Technology     Type of Service                  Description                    Measurements        (See Responsibility Matrix)
--------------- ----------------- -------------------------------------------  ---------------   -----------------------------------
Mainframe       CICS Online       Modifications to the number of simultaneous  Not applicable    Capacity Planning
                Environment       workstations as the Infra Team should
                                  assess impacts from the standpoint of
                                  performance

                Connectivity      Contax should notify any possible future     Not applicable    Notify alteration to the Orbitall
                                  alterations to the IP address with eleven                      connection address
                                  days advance notice

                Carriers contract Manage the contract with the                 100% for          Manage problems with the Carriers
                management        Telecommunications Carriers in charge of     contracting in    for voice and data circuits
                                  contracting, SLA and supply of data and      60 days after
                                  voice links in the Contax and Orbitall       receipt of the
                                  environments                                 forecast

WAN (Voice
and data links)

                Capacity planning Adapt the environment to the Forecast and   Oversight =        Capacity Planning for the voice
                                  oversee use of the voice and data links     monthly reports    and data circuits
                                  through updating environment traffic        Adaptation =
                                  studies                                     100% of the
                                                                              adaptations in
                                                                              60 days

                Monitoring data   Monitor the data links, with fault          100% 24 x 7        Monitor link
                links             management and notification of the
                                  Telecommunications Carriers in the Orbitall
                                  environment

                Monitoring voice  Monitoring the voice links, in addition to  100% 24 x 7        Monitor voice link
                links             handling fault management and notifying
                                  the Telecommunications Carrier for the
                                  Orbitall services in the Contax environment

                Level 1 Support - Level 1 action for solving technical        100% 24 x 7        Notify Carrier in case of problems
                data links        problems noted during the Orbitall                             with the data links (Orbitall)
                                  environment monitoring process                                 environment

                Level 1 Support - Level 1 action for solving technical        100% 24 x 7        Notify Carrier in case of problems
                data links        problems during the Contax environment                         with the data links (Contax)
                                  monitoring process                                             environment

                Level 1 - voice   Level 1 action for solving technical        100% 24 x 7        Notify Carrier in case of problems
                links             problems during the environment monitoring                     with the voice links

                Level 2 - data    Level 2 action for solving problems not     100%, 5 x 8 on     Manage problems with Carriers for
                and voice links   resolved at Level 1, including all          standby for        voice and data circuits
                                  interactions with the Telecommunications    weekends and
                                  Carriers                                    holidays

                External          Provide encryption for data transfer        100% for           Specify requirements and contract
                encryption by     between the Contax / Orbitall sites through contracting in     resources for new telecommunication
                hardware          hardware on the circuits installed in the   60 days after      services
                                  Orbitall environment and Contax             receipt of the
                                                                              forecast

                Data Contingency  Provide contingency link between the        100%               Specify requirements and contract
                                  Orbitall IPI site and the Contax SPO site                      resources for new telecommunication
                                                                                                 services

                                  Provide contingency link between the Contax 100%               Contax
                                  SPO and Contax SDR sites

                Voice Contingency

                                  Notify the Carrier of call overflow at the  100%               Specify requirements and contract
                                  Contax site, in case of problems                               resources for new telecommunication
                                                                                                 services

    Type of                                                                                                    In Charge
  Technology    Type of Service                   Description                     Measurements        (See Responsibility Matrix)
-------------- -----------------  -------------------------------------------  ------------------  --------------------------------
                                  Guarantee receipt of calls at the Contax     100%                Contax
                                  site, with Orbitall services attendance in
                                  case of problems Guarantee the physical
                                  setting for call routing between the hubs
                                  in compliance with the Governance Group
                                  Pre-Defined Strategies
                                                                               100%                Contax

               Version upgrading  Keep the equipment and all the applications  Half-yearly review  Supply voice and data circuits
               and updating       updated in order to ensure                                       between the attendance hubs
                                  operationalization in compliance
                                  with the business rules in effect at the
                                  time, in addition to ensuring full system
                                  security and integrity.

               Fixing loopholes   Updating security patches in the Partner     100%                Updating security patches in the
                                  technology environment                                           Partner technology environment

  Type of                                                                                                      In Charge (See
Technology      Type of Service                  Description                       Measurements            Responsibility Matrix))
------------------------------------------------------------------------------------------------------------------------------------
            Operating availability   Ensure availability of the ACD        99% availability of the ACD   Operating availability of
            of ACD and applications  equipment and applications, except    at the hubs, daily, 24 hours  the ACD and applications
                                     CTI, in compliance with the business  a day
                                     requirements of each client

            Operating availability   Ensure the availability of the        98% availability of the ACD   Operating availability of
            of CTI - ACD             CTI - ACD                             at the hubs, daily, 24 hours  the ACD and applications
                                                                           a day

            Operating availability   Ensure the availability of            99% availability of the ACD   Operating availability of
            of the trunk-line        connections to the trunk-lines for    at the hubs, daily, 24 hours  the ACD and applications
            connections by           the Orbitall services attendance      a day
            attendance service       routes

            Availability of          Ensure the availability of the        99% availability, daily,      Availability of
            electricity and air      electrical and air conditioning       24 hours a day                electricity/
            conditioning             infrastructure for the ACD equipment                                air-conditioning systems
                                     and applications

            Monitoring the ACD       Monitor the ACD equipment, the        100% 24 x 7                   Manage configurations,
            environment,             applications and CTI in terms                                       problems and changes
            applications and CTI     of problems, configurations and
                                     changes

            Forecast                 Forecast call volumes and total       Monthly reports with 90 days  Volumes forecast for
                                     attendance time for the incoming      advance notice                trunk line estimates
                                     call trunk lines for existing and
                                     new products

            Capacity planning        Adapt the environment to the          100% adaptation in 90 days    ACD capacity planning
                                     forecast and oversee use of the
ACD                                  ports (trunk lines, attendance
                                     positions, music and on-hold
                                     announcements, analog and digital
                                     extensions) and processing by the
                                     CPU and its services, through
                                     operating environment traffic
                                     studies

            On-hold announcements/   Provide messages and copyright for    100% new advertisements: 15   Implement operation
            night service            the on-hold announcements and/or      days and alterations: 3 days  expansions or install
                                     nigh service as requested and                                       new services
                                     subsequently validated by Orbitall

            On-hold music            Implement the on-hold music in the    100% new advertisements: 15   Implement operation
                                     Contax environment, after receipt     days and alterations: 3 days  expansions or install new
                                     of the messages and copyright                                       services
                                     forwarded by Orbitall

            Version upgrades and     Keep the equipment and all            Half-yearly review            Operating availability of
            updates                  applications updated in order to                                    the ACD and applications
                                     ensure operationalization in
                                     compliance with the business rules
                                     in effect at the time, in addition
                                     to ensuring full system security and
                                     integrity

            Fixing loopholes         Updating security patches in the      100%                          Updating security patches
                                     Partner technology environment                                      in the Partner technology
                                                                                                         environment

            Performance reports      Provide management reports on trunk   Supply of daily report (D+1)  Manage configurations,
                                     line occupancy, routes and CTI link                                 problems and change

            Downtime reports         Provide downtime reports for the ACD  In case of problems,          Manage configurations,
                                     environment and its applications,     100% in D+1                   problems and change
                                     with causes, diagnoses and
                                     corrections

  Type of                                                                                                      In Charge (See
Technology      Type of Service                  Description                       Measurements            Responsibility Matrix))
------------------------------------------------------------------------------------------------------------------------------------
            Creation / alteration    Create new configurations or alter    100% in one business day      Implement operation
            of new services          services in the ACD according to the                                expansions or new services
            (line-ups, routes,       Orbitall call forwarding definitions
            attendance positions,
            music and line-ups)

            Access to online         Provide remote access to the ACD      100% availability in 15 days  Operating availability of
            management tool          equipment for online monitoring and   for new access request and    the ACD and applications
                                     historical line up performance data   99% month access
                                                                           availability

            Supply of attendance     Supply of 5 remote attendance         100% availability in 15 days  Operating availability of
            positions (APs)          positions at the operations ACD for   for new access request and    the ACD and applications
                                     monitoring the production             99% month access
                                     environment                           availability

  Type of                                                                                                      in charge (See
Technology   Type of Service                           Description                           Measurements   Responsibility  Matrix)
----------   ---------------                           -----------                           ------------   ----------------------
           Recovery and       Provide taps of recordings requested by Orbitall based on    100% within up   Availability
           tapping calls      the supply of search information for the recording           to 20 minutes    of recording
                                                                                           after request    environment

Digital    Supply of          Ensure the availability of the recording equipment           Availability of  Availability
recorders  equipment                                                                       equipment =      of recording
                                                                                            99% of daily    environment
                                                                                           availability
                                                                                            except for
                                                                                           agreed scheduled
                                                                                            maintenance
                                                                                           with guaranteed
                                                                                            95% recording
                                                                                           of calls

           On line / Off      Ensure storage of the information on media                   6 months         Online storage
           line Storage time

           Customer           Ensure that recordings are separated by client, not          100% compliant   Implementation
           separation         allowing a client to access the calls of other clients                        and expansion
                                                                                                            of recording
                                                                                                            system

           Capacity planning  Adapt the environment to the forecast and oversee the use    100% adaptation  Availability
                              of ports and CPU processing and its services through         in 90 days       of recording
                              operating environment traffic studies                                         environment

           Supply of remote   Provide up to 3 simultaneous remote accesses through         15 days for new  Availability
           access for         controlled media for Orbitall clients                        access request   of recording
           tapping calls                                                                   and 99% monthly| environment
                                                                                            availability

           Version upgrades   Keep the equipment and all applications updated in order to  Half-yearly
           and updates        ensure operationalization in compliance with the business    review
                              rules in effect at the time, in addition to ensuring full
                              system security and integrity

           Fixing loopholes   Updating security patches in the Partner technology          100%             Implementation
                              environment                                                                   and expansion of
                                                                                                            recording system

                                                                                                            Updating safety
                                                                                                            patches in the
                                                                                                            Partner technology
                                                                                                            environment

           Contingency        Provide contingency storage for recording media for          100%             Maintenance
           storage of media   disaster recovery situations.                                                 and support
           with recordings

  Type of                                                                                                        in charge (See
Technology   Type of Service                           Description                           Measurements    Responsibility  Matrix)
----------   ---------------                           -----------                           ------------  -------------------------
           Availability of    Ensure local tariff charging media (tickets collector)       99% / month      Availability of local
           local tariff                                                                                     tariff- charging system
           charging system

Corporate  Tariff charging    Disclose monthly tariff charging reports for the             100% / month     Management of tariff
Telephony  system management  extensions, for collection                                                    charging system

           Local telephony    Ensure the availability of local links and tie-lines         99% / month      Management of local
           system management                                                                                telephony system

           Equipment          Ensure the availability of the Telecom laboratory equipment  99%, 24 x 7,     Equipment
           availability       - voice (ACD, IVR and CTI) ensuring the feasibility of       except for       availability
Telecom                       production environment trials                                agreed scheduled
laboratory                                                                                 maintenance
- voice

           Version upgrades   Keep the equipment and all applications updated in order to  Half-yearly             -
           and updates        ensure operationalization in compliance with the business    review
                              rules in effect at the time, in addition to ensuring full
                              system security and integrity.
           Fixing loopholes
                              Updating security patches in the Partner technology
                              environment

                                                                                           100%             Equipment
                                                                                                            availability
                                                                                                            Updating
                                                                                                            security
                                                                                                            patches
                                                                                                            in Partner
                                                                                                            technology
                                                                                                            environment

           Supply of Genesys  Ensure the supply of Genesys / Siebel licenses               n/a              Supply of
           /Siebel licenses                                                                                 Genesys /
                                                                                                            Siebel licenses

                                    ANNEX VI

                                 SCORING FAULTS

This is an integral part of the Contact Service Agreement signed by the Parties mentioned below on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")

            Inovacao Contact Center Services de Contatos Telefonicos Ltda. ("PARTNER").

This Annex establishes the scoring system for Systematic Non-Compliance with the Agreement as stipulated therein. This system assigns points to various types of events that constitute non-compliance with the Agreement, assigned to each of the PARTIES. The points scored by each Party will be added together and when reaching 100 (one hundred) or more points, the other PARTY will have the right stipulated in Clause Nine of the Agreement without adversely affecting the other consequences stipulated therein.

The points assigned to the PARTNER for non-compliance with the Agreement will be generally subject to the exceptions specifically stipulated in the Agreement, calculated as a direct function of the penalties owed by the PARTNER under the Agreement. For each percentage point on the Services Remuneration for a given month of the Agreement in which the PARTNER is obliged to pay a penalty in the same month or as compensation for losses and damages caused to ORBITALL under the Agreement, one point will be assigned. For explanatory purposes, we take the following example: assuming that the Services Remuneration for the month of May 2004 corresponds to the amount of [*****], for each [*****] the PARTNER is bound to pay in penalties or compensation to ORBITALL, one point will be assigned to the PARTNER for this month.

Simultaneously, the points assigned to ORBITALL for non-compliance with the Agreement will generally be subject to the exceptions specifically stipulated therein, calculated as a direct function of the loss of the Services Remuneration suffered by the PARTNER due to faults on the part of ORBITALL in fulfilling its duties and responsibilities, which are required for the PARTNER to perform the Services. For each percentage point reduction in this Services Remuneration proven to have been caused by ORBITALL faults, one point will be assigned. For explanatory purposes, we consider the following example: assuming that the Services Remuneration for the month of May 2004 should correspond to the amount of [*****], if ORBITALL had not committed the faults in question, for each [*****] loss of Services Remuneration suffered by the PARTNER in the same month, one point will be assigned.

                                    ANNEX VI

                                 SCORING FAULTS

The partial points assigned to each of the PARTIES, calculated as stipulated herein, will be rounded up. For example, if the Services Remuneration for a given month were to be [*****] and if the penalties owed by the PARTNER to ORBITALL were to be [*****] for the same month, the application of the formula stipulated above would result in 1.1 point for the PARTNER. In this case the amount of 1.1 would be rounded up to 2.

The points scored for a specific event by a PARTY will remain valid for a period of 180 (one hundred and eighty) days, meaning that 180 (one hundred and eighty) days after the events related to the points in question, such points will expire.

The points stipulated here do not exclude provisions on points in the Operating Agreements and other applicable documents, which points will be taken under consideration in a similar manner for the purposes of categorizing Systematic Non-Compliance with the Agreement.

                                    ANNEX VII
                         OPERATING AGREEMENTS - SERVICES

This Annex is an integral part of the Contact Services Agreement signed by the PARTIES mentioned below on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")

            Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("PARTNER")

The definitions used in this document have the meaning stipulated in the Agreement, unless expressly stipulated otherwise.

1 - This Annex regulates the quality of the assisted attendance and electronic attendance Services to be rendered by the PARTNER to ORBITALL through the Agreement.

      a) All the OPERATING LEVEL COMMITMENTS AND PENALTIES described in the Quality Book as defined in the Agreement.

      b) Each Physical or Logical Line-Up or group of Physical or Logical Line-Ups has its own relevant Operating Level Commitments and Penalties that are described in the Quality Book.

      1.1 - Assisted Attendance Service

            a)    Description of the Service

                  Assisted Attendance is intended to underpin the human relationship between the End Client and the ORBITALL Client, including providing information on products, services, bills and other processes required for the relationship, such as retention and sales.

                  Assisted Attendance may be inbound, outbound or blended, prompted by a telephone call, e-mail or chat room, depending on the characteristics defined for each specific Physical or Logical Line-Up.

                  Assisted Attendance is provided in compliance with the definitions, policies and procedures notified by ORBITALL to the PARTNER and as covered in this Operating Agreement.

                  Assisted Attendance Services are defined by ORBITALL for each Orbitall Client and/or by Physical or Logical Attendance Line-Up, with the PARTNER possibly being requested to provide a separate physical environment for a specific operation.

            Each Physical or Logical Attendance Line-Up has specific characteristics defined by:

            -     Average Attendance Time (TMA)

            -     Average Waiting Time (TME)

            -     Telephone Service Factors (TSF)

            -     Operator Wage Level

            -     Span (Operator x Supervisor Ratio)

            -     Volume (per call per minute)

            -     Percentage Hang-up Calls

            - Attendance hours (days and times) - e.g.: 24 hours, 7 days a week Site (single or multiple sites)

            b)    Service Composition:

                  - The rendering of the Services by each operation site has the following requirements:

                        -         Automatic Call Distributor (DAC), connected or
                              not the ARU as stipulated in Annex V -
                              Infrastructure and Facilities;

                        -         Telephone Terminals with headset as stipulated
                              in Annex V - Infrastructure and Facilities;

                        -         Desktop computer with the configuration
                              appropriate for providing the front end facilities required for the attendance as stipulated in Annex V - Infrastructure and Facilities;

                        - Appropriate furniture and fittings in compliance
                          with Brazilian Law;

                        - Preventive and corrective desktop information
                          technology maintenance as well as for the telecommunications structure;

                        - Human resources trained for the Services in question;

                        - Operation, supervision and management;

                        - Training the Attendance Teams for the call center
                          functions;

                        - Processes and tools guaranteeing the dissemination
                             of the information related to the operations of the Attendance Teams, in the performance of their functions;

                        - Processes and tools that ensure quality monitoring;

                        -     Physical or Logical Attendance Line-Up Reports.

                        -     Contingencies as described in the Agreement with
                          regard to the Contingency Plan;

                        -     Procedures and tools for taping calls as requested
                          by ORBITALL for each Attendance Route.

      The Assisted Attendance Service will be rendered by the PARTNER in compliance with the following indicators for each Physical or Logical Attendance Line-Up, whose targets are given in the Quality Book.

1.1.1) OPERATION INDICATOR 1 - TELEPHONE SERVICE FACTOR (TSF)

      The Telephone Service Factor is the percentage calls answered within a specific period of time expressed through a fraction in which the numerator is the number of calls answered plus the hang-up calls during the stipulated period of time, and the denominator is the total number of calls answered plus the hang-up calls.

FOR CALCULATION PURPOSES, THE FOLLOWING FORMULA WILL BE USED:

      [(Total number of calls answered + total number of hang-up calls < both up to the agreed number of seconds >) / (total number of calls answered + total number of hang-up calls)].

1.1.2) OPERATION INDICATOR 2 - HANG-UP CALLS SERVICE INDICATOR

      Allows only a maximum pre-set percentage of the calls received through the Assisted Attendance Service to be hung-up prior to being answered. The methodology for calculating each indicator should be stipulated in the Quality Book.

1.1. 3) OPERATION INDICATOR 3 - MONITORING THE OPERATORS

      This indicator is designed to measure the quality of the services rendered by the operator to the end-client, pursuant to the standards stipulated in the Quality Book. The indicator will be calculated through a procedure in which the PARTNER Operators will be monitored and their answered calls recorded randomly (voice and screen) in order to assign them a score for the quality of their attendance services.

1.1.4) OPERATION INDICATOR 4 - SATISFACTION POLL

      Attain a minimum percentage in the Satisfaction Poll carried out with the End Client for the Services rendered by the PARTNER.

1.1.5) OPERATION INDICATOR 5 - COMMUNICATIONS

      Undertake communications for the Operators in an adequate manner with regard to the procedures, products and services, within the deadlines stipulated in the table given in the Quality Book.

1.1.6) OPERATION INDICATOR 6 - AVERAGE WAITING TIME (TME)

      The Average Waiting Time for the End Client awaiting assisted attendance as from the transfer from the electronic attendance services to the assisted attendance, or transfer through internal line-ups.

      The composition of the Average Waiting Time (TME) is taken as being the average of all the waiting times in seconds, for all calls received.

1.1.7) OPERATION INDICATOR 7 - AVERAGE ATTENDANCE TIME (AVERAGE ATTENDANCE TIME
(TMA)

      The Average Attendance Time (TMA) is taken as being the duration of the call as from the time at which it is answered by the Operator through to its termination.

      The composition of the Average Attendance Time (TMA) consists of:

      (a)   The Average Conversation Time (TMC);

      (b)   The Average Hold Time during a conversation (TMH);

      (c)   The Average Task Time after the conversation (TMT).

1.1.8) OPERATION INDICATOR 8 - AVAILABILITY OF ATTENDANCE POSITION

      The availability of the Attendance Position (PA) to comply with the following characteristics:

            -     Operator Level (profile)

            -     Operator Available

            -     Date and time of attendance

            -     Infrastructure - PA

            -     Functionality

      - Be available for attendance at the contracted attendance time and date with the infrastructure and resources required to operate online. Infrastructure is taken to mean a desk and chair in good conditions of use, with electronic equipment available, and a network point and electricity functioning perfectly. Human resources are taken to mean the operator, the supervisor and the operations manager.

The manner in which this indicator is calculated will be defined on a case-by-case basis in the Quality Book.

1.1.9) OPERATION INDICATOR 9 - TRAINING

      Organize the training required by ORBITAL for the operators, supervisors and operation mangers of the PARTNER in an adequate manner, with the deadline stipulated in the Quality Book.

      1.1.10) OPERATION INDICATOR 10 - ATTENDANCE THROUGH E-MAIL

            E-mail attendance should reach a minimum attendance percentage during a given period of time as defined in the Quality Book.
            Example: 100% response to e-mails within up to D+2 business days, with "D" being the day on which the e-mail was received.

            Attendance by e-mail includes receipt, understanding the request and responding to the End Client.

      1.1.1 1) OPERATION INDICATOR 11 - PROVIDE REPORTS

            This indicator assesses compliance with the deadlines for forwarding each Report by the PARTNER to ORBITALL as pre-defined in the Quality Book. A Report is deemed to have been delivered on time when it does not contain any errors of information or does not comply with the agreed scope.

      1.1.12) OPERATION INDICATOR 12 - GENERAL ATTENDANCE QUALITY RATING

            a) This is the outcome of a basket of weighted indicators using the factors described in Annex VI - Scoring on a monthly basis, either fully or partially.

1.2 - Electronic Attendance Service

a)    Description of the Electronic Attendance Service
      Electronic Attendance is an interactive, automated system that identifies the End Client and provides information with no need for human relationship, or else directs the call to the Physical or Logical Line-Ups for the pertinent Assisted Attendance, with the End Client already having been identified, in order to streamline the attendance procedures.

      The Service is rendered through integrating the ORBITALL systems and equipment and the PARTNER equipment; the former handle the intelligence required to identify and confirm the End Clients, extracting information on their accounts from the ORBITALL database, while the latter handles the information received from the former, providing the End Clients with the requested audible response (or by fax).

b)    This Service includes:

      - Management and supply of the Audible Response Unit (ARU) infrastructure hardware:

      - Management of the occupancy of the Audible Response Unit (ARU) ports (capacity planning);

      -     Supply and updating of the talkers;

      -     Supply of music and messages for the Physical or Logical Waiting
            Line-Ups

      - Providing reports on the use and performance of the Audible Response Units (ARUs) use and performance;

-     Contingency.

c)            Services associated with the ARUs

      Forwarding monthly reports on the ARUS covering:

      -     Loss of ticket (loss of call identification data);

      - Daily occupancy of the ARUs, specifying the times, percentage occupied and volume of HMM.

1.2.1) OPERATION INDICATOR 13 - AVAILABILITY OF THE ARU

      a) Availability as stipulated in Annex V - Infrastructure and Facilities.

      b) For the purposes of this calculation, non-availability will not be calculated when caused by scheduled halts and the correction/maintenance of the mainframes and gateways, as well as emergency halts for corrective maintenance in the Audible Response Unit (ARU) equipment, provided that this has been agreed in advance with ORBITALL.

1.2.2) OPERATION INDICATOR 14 - FREE LINE AT PEAK PERIODS (HMM)

      a) Availability as stipulated in Annex V - Infrastructure and Facilities.

      b)    For calculation purposes the following formula will be used:

[Total number of calls received by the ACD / Total number of calls delivered by the concessionaire*]

* Total number of calls received at the ACD + Total number of calls receiving a busy tone

3.1 - ATTENDANCE SYSTEMS

ORBITALL should supply the Attendance Systems for the PARTNER to render the Assisted Attendance Services and Electronic Attendance Services.

The following Attendance Systems will be made available to the PARTNER:

      (a) Front End Systems: these are the systems that the PARTNER will use to provide the Assisted Attendance.

      (b) Electronic Attendance Systems: these are the systems that the PARTNER will used to provide the Electronic Attendance.

The Front End systems and the various Electronic Attendance systems to be used for the Attendance Operations covered by this Annex are the responsibility of ORBITALL as well as maintenance and alterations thereto, with the PARTNER responsible for handling the attendance procedures systems.

ORBITALL may request the PARTNER to provide the attendance using the Front End System of the Orbitall Client. Unless previously authorized by ORBITALL, the PARTNER may not under any circumstances whatsoever develop and modify the Front End Systems owned by ORBITALL or the Orbitall Client, nor may it provide any assisted attendance using Front End Systems that are not provided by ORBITALL.

4 - Penalties

The PARTIES hereby agree that the penalty stipulated in the "Penalty" column of the Quality Book will be applied for non-compliance by the PARTNER with Operating Level agreed between the PARTIES.

QUALITY BOOK
SERVICES TABLE - CITIPHONE BANKING

                                                            OPERATING LEVEL
CLIENT          ROUTE                SERVICE NAME             COMMITMENT               PENALTIES/REMARKS
------  -----------------------  -----------------      -----------------------   ----------------------------
        General

        4012, 4014, 4015, 4016,  CITIPHONE BANKING      Provide Reports -         Monthly report provided by
        4017, 4018, 4019, 4020                          Availability of Monthly   the 3rd business day of each
                                                        Report                    month containing: Calls
                                                                                  Received, Calls Answered,
                                                                                  Hang-up Calls, % Hang-ups,
                                                                                  TSF, IVR Brazil Performance
                                                                                  (Calls Received, Calls on
                                                                                  Hold, % on Hold) % IVR
                                                                                  Occupancy, Availability of
                                                                                  Voice System, Availability
                                                                                  of Monthly Report by 7th
                                                                                  business day containing:
                                                                                  Monitoring Quality and
                                                                                  Attendance Quality.

                                                                                  The Partner should notify
                                                                                  Orbitall whenever it is not
                                                                                  possible to provide the
                                                                                  daily report by the 3rd
                                                                                  business day of the
                                                                                  subsequent month. When this
                                                                                  occurs, the forecast
                                                                                  availability thereof should
                                                                                  be notified.

        4012, 4014, 4015, 4016,  RECORDING CITIPHONE    RECORD 100% of all calls  Availability of TELEPHONE
        4017, 4018, 4019, 4020   BANKING                answered                  RECORDERS in the recording
                                                                                  system: up to 4 (four) hours
                                                        Store 100% of all calls   after the request, except in
                                                        for six months            case of some anomaly in the
                                                                                  equipment, in which case
                                                        MAKE 100% of calls        compliance will take place
                                                        available as requested    within 8 (eight) business
                                                        during the agreed period  hours after the request.

        4012, 4014, 4015, 4016,  CITIPHONE BANKING      PROVIDE REPORTS           PROVIDE ALL CURRENT REPORTS
        4017, 4018, 4019, 4021                                                    WITHIN THE AGREED PERIODS
                                                                                  AND DEADLINES.

        IVR

        4012, 4014, 4015, 4016,  ELECTRONIC ATTENDANCE  AVAILABILITY OF THE ARU
        4017, 4018, 4019, 4019   CITIPHONE BANKING       -
                                                        99% availability of all
                                                        ARU ports, 24-hours a
                                                        day, every day of the
                                                        month

QUALITY BOOK
SERVICES TABLE - CITIPHONE BANKING

                                                            OPERATING LEVEL
CLIENT          ROUTE                SERVICE NAME             COMMITMENT               PENALTIES/REMARKS
------  -----------------------  ---------------------  ------------------------  ----------------------------
        General

        4012, 4014, 4015, 4016,  ELECTRONIC ATTENDANCE  % ARU OCCUPANCY - 99%
        4017, 4018, 4019, 4020   CITIPHONE BANKING      maximum occupancy of the
                                                        ARU in the month

        4012, 4014, 4015, 4016,  ELECTRONIC ATTENDANCE  IVR RETENTION - 60% of
        4017, 4018, 4019, 4020   CITIPHONE BANKING      the calls answered
                                                        electronically, avoiding
                                                        intervention by assisted
                                                        attendance

QUALITY BOOK
SERVICES TABLE - CITIPHONE BANKING

                                                            OPERATING LEVEL
CLIENT          ROUTE                SERVICE NAME             COMMITMENT               PENALTIES/REMARKS
------  -----------------------  -----------------      ------------------------  ----------------------------
        General

        4012, 4014, 4015, 4016,  CITIPHONE BANKING      Information provided by
        4017, 4018, 4019, 4020                          Orbitall for the Partner
                                                        Operations - These
                                                        periods represent the
                                                        time during which the
                                                        Partner should receive
                                                        and make information
                                                        available to the
                                                        Attendants: Routine
                                                        Alterations = "D+1" day,
                                                        New Product Registration
                                                        = "D+5" day; Emergency
                                                        Information = on "D" day
                                                        for request received by
                                                        4:00 p.m.; "D+1" day for
                                                        requests received after
                                                        4:00 p.m.

        4012, 4014, 4015, 4016,  CITIPHONE BANKING      Provide Reports  -        Availability of daily report
        4017, 4018, 4019, 4020                          Availability of Daily     (MIS) by 10:00 a.m. CONTENTS
                                                        Reports to Orbitall       OF DAILY REPORT: Calls
                                                                                  Received IVR, Calls on Hold,
                                                                                  % on Hold IVR, Calls
                                                                                  Received - Assisted; Calls
                                                                                  Answered - Assisted, Hang-up
                                                                                  Calls, % Hang-ups, TME, TSF
                                                                                  and highlights.

                                                                                  The Partner should notify
                                                                                  Orbitall by 10:00 a.m.
                                                                                  whenever the report cannot
                                                                                  be provided for any reason
                                                                                  whatsoever (system downtime
                                                                                  etc).

SERVICES TABLE - BY CLIENT
SERVICES TABLE - CITIPHONE / OTHER SERVICES

                                                                                          TSF INDICATORS
                                    OPERATING LEVEL         EXTENSIONS /      CONTRACT   PROCESS BY AP OR
CLIENT    LINE-UP  SERVICE NAME       COMMITMENT             LINE-UPS         VALIDITY      PROCEDURE          PENALTIES / REMARKS
-------- -------- ------------- ----------------------- --------------------- -------- ----------------------- --------------------
CITI-    OUTBOUND  WELCOME CALL Agree (respecting the   3065/3102/34403/3146   Jun 10  4 APs for Level B, 4    APs with recording
PHONE              BANKING      installed capacities)                                  Operators
OTHER                           and ensure compliance
SERVICES                        with the target set for                                Monday - Friday,
                                the appraisal period                                   09:00 - 18:00

         OUTBOUND SATISFACTION  Agree (respecting the   6955/6615              Jun 24  2 APs for Level B, 2    APs with recording
                  POLL          installed capacities)                                  Operators
                                and ensure compliance
                                with the target set for                                Monday - Friday,
                                the appraisal period                                   14:00 - 20:00

         INBOUND  CITI-BUSINESS Agree (respecting the   4020                   Jul 1   3 APs for Level C, 3    APs with recording
                                installed capacities)                                  Operators
                                and ensure compliance
                                with the target set for                                Monday - Friday,
                                the appraisal period                                   09:00 - 18:00
                                Agree (respecting the
                                installed capacities)
                                and ensure compliance
                                with the target set for
                                the appraisal period

         OUTBOUND RELATIONSHIP  Agree (respecting the   3024/3169/3323         Jul 10  2 APs for Level B, 2    APs with recording
                  (PRO-ACTIVE)  installed capacities)                                  Operators
                                and ensure compliance
                                with the target set for                                Monday - Friday,
                                the appraisal period                                   09:00 - 18:00

         OUTBOUND RELATIONSHIP  Agree (respecting the   3180/6869/3345         Aug 15  3 APs for Level B, 3    APs with recording
                                installed capacities)                                  Operators
                                and ensure compliance
                                with the target set for                                Monday - Friday,
                                the appraisal period                                   09:00 - 6:00 p.m.

         OUTBOUND CARDS         Agree (respecting the   3442/3368/6859/3070/3  Feb 21  5 4 APs for Level B, 10  APs with recording
                                installed capacities)   483                            Operators
                                and ensure compliance
                                with the target set for                                Monday - Friday,
                                the appraisal period                                   08:00 - 20:00

                                                                                       Saturday 09:00 - 18:00

OUTBOUND CARDS         Agree (respecting the   6804/3491/3493/3526/3  May 1   7 4 APs for Level B, 14 APs with recording
                       installed capacities)   487/3484/3481                  Operators
                       and ensure compliance
                       with the target set for                                Monday - Friday,
                       the appraisal period                                   08:00 - 20:00

                                                                              Saturday 09:00 - 18:00

INBOUND  INSURANCE                             4108                   Dec 2   3 4 APs for Level C, 6  APs without recording
                                                                              Operators

                                                                              Monday - Saturday
                                                                              08:00 - 23:00

OUTBOUND WELCOME CALL  Agree (respecting the   3406/3402              Oct 13  2 4 APs for Level D, 2  APs with recording
         CARDS         installed capacities)                                  Operators
                       and ensure compliance
                       with the target set for                                Monday - Friday,
                       the appraisal period                                   09:00 - 18:00

SERVICES TABLE - BY CLIENT
SERVICES TABLE - CITIPHONE / OTHER SERVICES

                                                                                               TSF INDICATORS
                                                                        EXTENSIONS   CONTRACT  PROCESS BY AP
CLIENT   LINE-UP  SERVICE NAME         OPERATING LEVEL COMMITMENT       / LINE-UPS   VALIDITY  OR PROCEDURE    PENALTIES / REMARKS
-------  -------  -------------   ------------------------------------  ----------   --------  --------------  -------------------
         ALL      CITIPHONE       Information provided by Orbitall        ALL          ALL     Not             Not Applicable
                  BANKING         for the Partner Operations - These                           Applicable
                                  periods represent the time during
                                  which the Partner should receive
                                  and make information available to
                                  the Attendants: Routine Alterations
                                  = "D+1" day, New Product
                                  Registration = "D+5" day; Emergency
                                  Information = on "D" day for
                                  request received by 4:00 p.m.;
                                  "D+1" day for requests received
                                  after 4:00 p.m.

         ALL      CITIPHONE      Provide reports                         ALL           ALL     Not             Availability of daily
                  BANKING                                                                      Applicable      report (MIS) by
                                 Daily Report Available to Orbitall                                            10:00 a.m. CONTENTS
                                                                                                               OF DAILY REPORT:
                                                                                                               Calls Received IVR,
                                                                                                               Calls on Hold, % on
                                                                                                               Hold IVR, Calls
                                                                                                               Received - Assisted;
                                                                                                               Calls Answered
                                                                                                               - Assisted, Hang-up
                                                                                                               Calls, % Hang-ups,
                                                                                                               TME, TSF and
                                                                                                               highlights.

                                                                                                               The Partner should
                                                                                                               notify Orbitall by
                                                                                                               10:00 a.m. whenever
                                                                                                               the report cannot
                                                                                                               be provided for any
                                                                                                               reason whatsoever
                                                                                                               (system downtime
                                                                                                               etc).

SERVICES TABLE - BY CLIENT
SERVICES TABLE - CITIPHONE / OTHER SERVICES

                                                                                                    TSF
                                                                                                 INDICATORS
                                                                                                 PROCESS BY
                                                                        EXTENSIONS /   CONTRACT    AP OR
CLIENT   LINE-UP  SERVICE NAME        OPERATING LEVEL COMMITMENT          LINE-UPS     VALIDITY  PROCEDURE     PENALTIES / REMARKS
-------  -------  -------------  -------------------------------------  -------------  --------  ----------  ----------------------
           ALL    CITIPHONE      Provide reports Availability of             ALL         ALL     Not         Availability of Monthly
                  BANKING        Monthly Report                                                  Applicable  report provided by the
                                                                                                             3rd business day of
                                                                                                             each month
                                                                                                             containing: Calls
                                                                                                             Received, Calls
                                                                                                             Answered, Hang-up
                                                                                                             Calls, % Hang-ups,
                                                                                                             TSF, IVR Brazil
                                                                                                             Performance (Calls
                                                                                                             Received, Calls on
                                                                                                             Hold, % on Hold) %
                                                                                                             IVR Occupancy,
                                                                                                             Availability of Voice
                                                                                                             System, Availability
                                                                                                             of Monthly Report by
                                                                                                             7th business day
                                                                                                             containing:
                                                                                                             Monitoring Quality
                                                                                                             and Attendance
                                                                                                             Quality.

                                                                                                             The Partner should
                                                                                                             notify Orbitall
                                                                                                             whenever it is not
                                                                                                             possible to provide
                                                                                                             the daily report by
                                                                                                             the 3rd business day
                                                                                                             of the subsequent
                                                                                                             month. When this
                                                                                                             occurs, the forecast
                                                                                                             availability thereof
                                                                                                             should be notified.

           ALL    CITIPHONE      Provide Reports                             ALL         ALL      Not        Provide all current
                  BANKING                                                                        Applicable  reports within the
                                                                                                             agreed periods and
                                                                                                             deadlines

QUALITY BOOK
SERVICES TABLE - CITIPHONE CARDS

    CLIENT            ROUTE            SERVICE NAME           OPERATING LEVEL COMMITMENT                 PENALTIES/REMARKS
------------------------------------------------------------------------------------------------------------------------------------
                General

Citiphone Cards 4484, 4442, 4441,   CITIPHONE CARDS       FREE LINE PEAK PERIOD - 99% free
                1836, 4440, 4211,                         access to Attendance Hub during
                                                          peak period

                4484, 4442, 4441,   CITIPHONE CARDS       TSF - Monthly Average of no less
                1836, 4440, 4211                          than [*****] of calls answered
                                                          within [*****] seconds.

                4484, 4442, 4441,   CITIPHONE CARDS       TME - Average Waiting Time = 20
                1836, 4440, 4211                          seconds / monthly

                4484, 4442, 4441,   CITIPHONE CARDS       HANG-UP CALLS - [*****] of  hang-up
                1836, 4440, 4211                          calls in the Assisted Attendance
                                                          line-up / monthly

                4484, 4442, 4441,   CITIPHONE CARDS       ATTENDANCE QUALITY -  100% of
                1836, 4440, 4211                          operators scoring at least 85
                                                          points in the monthly appraisal

                4211                RECORDING CITIPHONE   RECORD 100% of all calls answered.   PROVIDE TELEPHONE RECORDINGS in the
                                    CARDS                 STORE 100% calls for 6 months.       recording system:  within 4 (four)
                                                          HANDLE 100% of the calls requested   hours after the request, except in
                                                          within the agreed period.            case of an anomaly in the equipment,
                                                                                               in which case the  response will
                                                                                               take place within  8(eight) hours
                                                                                               after the request.

                4054                CITIPHONE CARDS       TME - Average Waiting Time = 90
                                    RETENTION             seconds / monthly

                4054                CITIPHONE CARDS       TSF - Monthly Average of no less
                                    RETENTION             than [*****] of calls answered
                                                          within [*****] seconds.

                4054                CITIPHONE CARDS       HANG-UP CALLS - [*****] of  hang-up
                                    RETENTION             calls in the Assisted Attendance
                                                          line-up / monthly

                4054                CITIPHONE CARDS       ATTENDANCE QUALITY -  100% of
                                    RETENTION             operators scoring at least 85
                                                          points in the monthly appraisal

                4484, 4442, 4441,   CITIPHONE CARDS       MONITORING THE OPERATORS - 100% of
                1836, 4440, 4211,   RETENTION AND         the operators monitored at least
                4054                CITIPHONE CARDS       once a month

                ALL                 ALL                   PROVIDE REPORTS                      PROVIDE ALL CURRENT REPORTS WITHIN
                                                                                               THE AGREED PERIODS AND DEADLINES

QUALITY BOOK
SERVICES TABLE - CITIPHONE CARDS

     CLIENT            ROUTE            SERVICE NAME            OPERATING LEVEL COMMITMENT                PENALTIES/REMARKS
------------------------------------------------------------------------------------------------------------------------------------
                 General

                 4484, 4442, 4441,    CITIPHONE CARDS     Information provided by Orbitall for
                 1836, 4440, 4211,    RETENTION AND       the Partner Operations - These
                 4054                 CITIPHONE CARDS     periods represent the time during
                                                          which the Partner should receive and
                                                          make information available to the
                                                          Attendants: Routine Alterations =
                                                          "D+1" day, New Product Registration
                                                          = "D+5" day; Emergency Information =
                                                          on "D" day for request received by
                                                          4:00 p.m.; "D+1" day for requests
                                                          received after 4:00 p.m.

                 4484, 4442, 4441,    CITIPHONE CARDS     Provide reports                       Availability of daily report (MIS)
                 1836, 4440, 211,     RETENTION AND       Daily Report Available to Orbitall    by 10:00 a.m. CONTENTS OF DAILY
                 4054                 CITIPHONE CARDS                                           REPORT: Calls Received IVR, Calls
                                                                                                on Hold, % on Hold IVR, Calls
                                                                                                Received - Assisted; Calls Answered
                                                                                                - Assisted, Hang-up Calls, %
                                                                                                Hang-ups, TME, TSF and highlights.
                                                                                                The Partner should notify Orbitall
                                                                                                by 10:00 a.m. whenever the report
                                                                                                cannot be provided for any reason
                                                                                                whatsoever (system downtime etc).

                 4484, 4442, 4441,    CITIPHONE CARDS     Provide reports                       Monthly report provided by the 3rd
                 1836,4440, 4211,     RETENTION AND       Availability of Monthly Report        business day of each month
                 4054                 CITIPHONE CARDS                                           containing: Calls Received, Calls
                                                                                                Answered, Hang-up Calls, %
                                                                                                Hang-ups, TSF, IVR Brazil
                                                                                                Performance (Calls Received, Calls
                                                                                                on Hold, % on Hold) % IVR
                                                                                                Occupancy, Availability of Voice
                                                                                                System, Availability of Monthly
                                                                                                Report by 7th business day
                                                                                                containing: Monitoring Quality and
                                                                                                Attendance Quality.
                                                                                                The Partner should notify Orbitall
                                                                                                whenever it is not possible to
                                                                                                provide the daily report by the 3rd
                                                                                                business day of the subsequent
                                                                                                month. When this occurs, the
                                                                                                forecast availability thereof
                                                                                                should be notified.

QUALITY BOOK
SERVICES TABLE - CITIPHONE CARDS

     CLIENT           ROUTE          SERVICE NAME            OPERATING LEVEL COMMITMENT                  PENALTIES/REMARKS
------------------------------------------------------------------------------------------------------------------------------------
                 General

                 ALL             All electronic          Availability of the ARU - 99%
                                 attendance services     availability for all the ARU ports,
                                                         24-hours a day, every day of the
                                                         month.

QUALITY BOOK
SERVICES TABLE - ITAU

 CLIENT          ROUTE              Service Name             Operating Level Commitment                   Penalties/Remarks
------------------------------------------------------------------------------------------------------------------------------------
          Assisted Attendance

Itaucard  4499                  Consumer Attendance:      TSF - [*****] of calls answered        Description of the Itau Penalty is
                                Unblocking Assisted       within up to [*****] seconds MONTH     given below
                                Attendance

          428, 4429, 4331,      Consumer Attendance:      TSF - [*****] of calls answered        Description of the Itau Penalty is
          4338, 4410            Assisted Attendance -     within up to [*****] seconds MONTH     given below
                                Level 1
                                (Electronic and
                                National Variants with
                                lower limit of R$
                                2,000.00,
                                Applicants, BankFone
                                and Disque Itau)

          3030, 4427, 4447,     Consumer Attendance:      TSF - [*****] of calls answered        Description of the Itau Penalty is
          4598                  Assisted Attendance -     within up to [*****] seconds MONTH     given below
                                Level 2
                                (International, Gold,
                                Diners, Electronic and
                                National Variants with
                                upper limit of R$
                                2,000.00)

          4080                  Consumer Attendance:      TSF - [*****] of calls answered        Description of the Itau Penalty is
                                Account Retention         within up to [*****] seconds MONTH     given below

          4423                  Consumer Attendance:      TSF - [*****] of calls answered
                                Platinum/Personnalite     within up to [*****] seconds Weekly
                                Attendance

          4328, 4318            Consumer Attendance:      TSF - [*****] of calls answered
                                Insurance Attendance      within up to [*****] seconds MONTH

          4499                  Unblocking                Attendance Hang-Up Rate - Answer 95%
                                                          of the calls MONTH

          4428, 4429, 4331,     Level 1 Attendance        Attendance Hang-Up Rate - Answer 93%
          4338, 4410                                      of the calls MONTH

          3030, 4427, 4447,     Level 2 Attendance        Attendance Hang-Up Rate - Answer 95%
          4598                                            of the calls MONTH

          4423                  Platinum Attendance       Attendance Hang-Up Rate - Answer 95%
                                                          of the calls MONTH

          4080                  Retention Attendance      Attendance Hang-Up Rate - Answer 94%
                                                          of the calls MONTH

          4328,431B             Insurance Attendance      Attendance Hang-Up Rate - Answer 95%
                                                          of the calls MONTH

QUALITY BOOK
SERVICES TABLE - ITAU

 CLIENT          Route              Service Name            Operating Level Commitment                  Penalties/Remarks
------------------------------------------------------------------------------------------------------------------------------------
          Assisted Attendance

          all                    All electronic        ARU availability - 99% availability
                                 attendance services   for all ARU ports, 24 hours a day,
                                                       every day of the month.

          all                    All                   Communication: comply 100% of          Alteration of information on help
                                                       stipulated deadlines                   screens on d+1 (business days, with
                                                                                              "d" being the date of receipt of the
                                                                                              request for the Itaucard);
                                                                                              Including the new information on help
                                                                                              screens on d+2;
                                                                                              Daily news messages on d+1;
                                                                                              Emergency messages in daily news on d;

          all                    All                   Attendance Reports                     Provide all the current reports on
                                                                                              schedule and within the agreed
                                                                                              period. The Partner should notify
                                                                                              Orbitall by 10:00 a.m. whenever it is
                                                                                              not possible to provide the report
                                                                                              for any reason whatsoever (system
                                                                                              down, etc.).

          all                    All                   Attendance Quality - The average
                                                       quality rates for all operators of a
                                                       service may not fall below 85%. This
                                                       rate is based on the monthly
                                                       operator appraisal by the Partner

          all                                          Operator Monitoring - 100% of the
                                                       working attendants should have calls
                                                       recorded  and assessed in compliance
                                                       with the minimum sample of three
                                                       calls per attendant per month


Itau Penalty

This operating-level commitment is part of the services rendered by Orbital to Itau, which is calculated together with the other indicators giving the general quality index for rendering the service.

Should Orbital fail to meet the agreed general quality rating, the Partner will be penalized in proportion, provided that the non-compliance with the indicator is its sole fault.

QUALITY BOOK
SERVICES TABLE - BANKS & VOUCHERS

   CLIENT           ROUTE               Service Name                  Operating Level Commitment
--------------------------------------------------------------------------------------------------------------------
CAIXA       Assisted Attendance

            4455,4425,4010,       CAIXA ATTENDANCE        TSF              Monthly average of no less than [*****]
            4450,4105,4102,                                                of the calls answered within up to
            4104,4465,4400,                                                [*****] seconds
            4415,4492,4510

            4455,4425,4010,       CAIXA ATTENDANCE        HANG-UP          Monthly average not exceeding [*****]
            4450,4105,4102,                                                (Answer [*****] of the calls - monthly
            4104,4465,4400,                                                average)
            4415,4492,4510

            4098                  RETENTION               TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****]seconds

            4098                  RETENTION               HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average)

            4103                  PROSPECT ATTENDANCE     HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average)

            4103                  PROSPECT ATTENDANCE     TSF              Monthly average of no less than [*****]of
                                                                           the calls answered within up to [*****]
                                                                           seconds

            4499                  UNBLOCKING CARD         HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average)

            4499                  UNBLOCKING CARD         TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****] seconds

            Others

            ATTENDANCE QUALITY    ATTENDANCE QUALITY      AVERAGE QUALITY  Monthly average of no less than 85%
                                                          RATING

LEMON       ASSISTED ATTENDANCE

            4432                  LEMON ATTENDANCE        TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****] seconds; (Not in the contract.
                                                                           Follow the Orbital standard rating)

            4432                  LEMON ATTENDANCE        HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average); (Not in the contract. Follow
                                                                           the Orbital standard rating)

            Others

            ATTENDANCE QUALITY    ATTENDANCE QUALITY      AVERAGE QUALITY  Monthly average of no less than 85%; (Not
                                                          RATING           in the contract. Follow the Orbital
                                                                           standard rating)

LUSO        ASSISTED ATTENDANCE

            4507                  LUSO ATTENDANCE         TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****]seconds; (Not in the contract.
                                                                           Follow the Orbital standard rating)

            4507                  LUSO ATTENDANCE         HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average); (Not in the contract. Follow
                                                                           the Orbital standard rating)

            4307                  RETENTION               TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****] seconds; (Not in the contract.
                                                                           Follow the Orbital standard rating)

            4307                  RETENTION               HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average); (Not in the contract. Follow
                                                                           the Orbital standard rating)

            Others

            ATTENDANCE QUALITY    ATTENDANCE QUALITY      AVERAGE QUALITY  Monthly average of no less than 85% (Not
                                                          INDEX RATING     in the contract. Follow the Orbital
                                                                           standard rating)

BANESPA     Assisted Attendance

            4464                  BANESPA ATTENDANCE      TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****] seconds

            4464                  BANESPA ATTENDANCE      TME              Average waiting time of no more than 20
                                                                           seconds

            4464                  ATTENDANCE QUALITY      AVERAGE QUALITY  Monthly average of no less than 85% (Not
                                                          INDEX RATING     in the contract. Follow the Orbital
                                                                           standard rating)

            4365                  RETENTION               TSF              Monthly average of no less than [*****]
                                                                           of the calls answered within up to
                                                                           [*****] seconds; (Not in the contract.
                                                                           Follow the Orbital standard rating)

            4364                  RELATION-SHIP           Availability of  Business hours: 7:45 a.m. - 8:15 p.m.,
                                                          Attendance       Monday to Friday
                                                          Position

            4464                  BANESPA ATTENDANCE      HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average); (Not in the contract. Follow
                                                                           the Orbital standard rating)

            4365                  RETENTION               HANG-UP          Monthly average not exceeding [*****]
                                                                           (Answer [*****] of the calls - monthly
                                                                           average); (Not in the contract. Follow
                                                                           the Orbital standard rating)

         Assisted
SODEXHO  Attendance
-------  ----------
         4327        VOUCHER                        TSF                                  Monthly average of no less than [*****] of
                                                                                         the calls answered within up to [*****]
                                                                                         seconds

         4327        VOUCHER                        HANG-UP                              Monthly average not exceeding [*****]
                                                                                         (Answer [*****] of the calls - monthly
                                                                                         average)

         4417        HR & HEALTHCARE ESTABLISHMENT  TSF                                  Monthly average of no less than [*****] of
                                                                                         the calls answered within up to [*****]
                                                                                         seconds

         4417        HR & HEALTHCARE ESTABLISHMENT  HANG-UP                              Monthly average not exceeding [*****]
                                                                                         (Answer [*****] of the calls - monthly
                                                                                         average)

         4467        HEALTHCARE USERS               TSF                                  Monthly average of no less than [*****] of
                                                                                         the calls answered within up to [*****]
                                                                                         seconds

         4467        HEALTHCARE USERS               HANG-UP                              Monthly average not exceeding [*****]
                                                                                         (Answer [*****] of the calls - monthly
                                                                                         average)

         4459        MEALS USERS                    TSF                                  Monthly average of no less than [*****] of
                                                                                         the calls answered within up to [*****]
                                                                                         seconds

         4459        MEALS USERS                    HANG-UP                              Monthly average not exceeding [*****]
                                                                                         (Answer [*****] of the calls - monthly
                                                                                         average)

         4459        MEALS AUTHORIZATION            TSF                                  Monthly average of no less than [*****] of
                                                                                         the calls answered within up to [*****]
                                                                                         seconds

         4459        MEALS AUTHORIZATION            HANG-UP                              Monthly average not exceeding [*****]
                                                                                         (Answer [*****] of the calls - monthly
                                                                                         average)

         4403        UNBLOCK                        Availability of Attendance Position  Business hours: 8:00 a.m. - 8:00 p.m.,
                                                                                         Monday to Friday - Level 1 Operator

QUALITY BOOK
SERVICES TABLE - BANKS & VOUCHERS

CLIENT   ROUTE             Service Name                                           Operating Level Commitment
-------  -----  ----------------------------------  --------------------------------------------------------------------------------
                                                    ARU Availability - Availability of 99% of
Caixa,          All electronic attendance services  all ARU ports, 24 hours a day, every
Lemon,                                              day of the month
Luso &   All
Sodexho

Caixa,                                              PROVIDE REPORTS                           PROVIDE ALL CURRENT REPORTS WITHIN THE
Lemon,   All    All                                                                            AGREED PERIODS AND DEADLINES.
Luso &
Sodexho

Caixa,   All    All                                 Attendance Quality - The average quality
Lemon,                                              rating for all operators of a service may
Luso &                                              not be less than 85%. This  rating is the
Sodexho                                             result of the monthly operator assessment
                                                    by the Partner

Caixa,   All    All                                 Operator Monitoring - 100% of the working
Lemon,                                              attendants should have calls recorded
Luso &                                              and assessed in compliance with the
Sodexho                                             minimum sample of three calls per
                                                    attendant per month

QUALITY BOOK
SERVICES TABLE - CREDICARD

                                                              Operating Level
CLIENT             Route           Service Name                  Commitment                           Penalties/Remarks
------             -----           ------------                  ----------                           -----------------
                                                                                           For the purpose of applying a
CREDICARD                                                                                  penalty, the minimum acceptable TSF
                                                                                           performance is taken as [*****]
                                                                                           ([*****] of the calls answered within
                                                                                           up to [*****] seconds) in the day. Up
                                                                                           to 3 (three) days per month will be
                                                                                           tolerated with performance below the
                                                                                           acceptable minimum [*****] for the
                                                                                           Client Attendance Services. No
                                                                                           penalties will be imposed for these
                                                                                           tolerance days, unless the service
                                                                                           level falls below [*****] ([*****] of
                                                                                           calls answered within up to
                                                                                           [*****]seconds).
                                                                                           As from the fourth day below the
                                                                                           minimum standard, Orbitall will
                                                                                           deduct the price of all calls below
                                                                                           the minimum standard from the
                                                                                           invoice, for the affected service
                                                                                           line. The Partner agrees to meet the
                                                                                           service levels described in this SLA
                                                                                           for a call volume no more than 5%
                                                                                           higher than the forecast. For the
                                                                                           purposes of defining the penalty, the
                                                                                           minimum number of calls is calculated
                                                                                           that should have been answered within
                                                                                           up to [*****] seconds ([*****] of the
                                                                                           maximum number of expected calls,
                                                                                           forecast plus [*****]). The number of
             4407/4408/4436/44                       Daily TSF - [*****] of the calls      calls actually answered within up to
             96/4463/4451/4401/                      answered in up to [*****]             [*****]seconds is ascertained. Should
             4473/4439/4411/44                       seconds in the day (for the month,    the number of calls answered within
             68/4456/4444/4476/   Client             up to three days of below  - Goal     up to [*****] seconds be less than
             4449/43/12/4106/43   Attendance         performance are tolerated)            the acceptable minimum, the
                  11/4416                                                                  difference is eligible for return
                                                                                           (penalty) provided that this does not
                                                                                           fall within the monthly tolerance of
                                                                                           three days below the minimum.

                                  Sundry Services
                                  through
             4314,4315,3418,4044, Attendance         Availability of Attendance            12-hour Attendance Positions will be
             4011,4320,4076       Position           Position                              made available, with the volumes defined
                                                                                           by the client in compliance with this
                                                                                           requirement. Provide the number of
                                                                                           attendance positions agreed with the
                                                                                           client with respective resources,
                                                                                           within the attendance hours for the
                                                                                           service.

                                                     Quality monitoring - 100% of the
                   All            All                calls monitored with at least
                                                     85% quality

                                  Platinum
                                  Attendance         Monthly TSF - [*****] of calls        Compliance with this supply standard
                   4470           (Credicard &       answered in up to [*****]             will be maintained for call volumes
                                  TAM)               seconds  in the month                 up to no more than 5% above forecast.

                                                     Daily TSF - [*****] of calls          Compliance with this supply standard
                                                     answered in up to [*****]             will be maintained for call volumes
                                  Redeshop Client    seconds in the day (up to three       up to no more than 5% above forecast.
                   4420           Attendance         days of below Goal performance are
                                                     tolerated)

                                        Monthly TSF - [*****] of calls        COMPLIANCE WITH THIS SUPPLY STANDARD
4806,4300,4089,4400  Monthly shared     answered in up to [*****]             WILL BE MAINTAINED FOR CALL VOLUMES
4452,4492,4494,4413  services,          seconds in the month                  UP TO NO MORE THAN 5% ABOVE FORECAST.
4480

QUALITY BOOK
SERVICES TABLE - CREDICARD

                                       Operating Level
CLIENT  Route  Service Name              Commitment                           Penalties/Remarks
------  -----  -------------  ----------------------------------  ------------------------------------------
         4051  Unified line   Daily TSF - [*****] of the calls    For the purpose of applying a penalty for
               - attendance   answered in up to [*****] seconds   the day, the minimum acceptable TSF
               and insurance               in the day             performance is taken as [*****] ([*****]
               retention      Monthly TSF - [*****] of the calls  of the calls answered within up to [*****]
                              answered in up to [*****] seconds   seconds) in the day.
                                        in the month
                                                                  No more than 3 (three) days per month will
                                                                  be tolerated with performance between
                                                                  [*****] and [*****] of the calls answered
                                                                  within up to [*****] seconds for the
                                                                  Client Attendance, Retention and Telesales
                                                                  services. For these tolerance days, no
                                                                  penalties will be imposed, unless the
                                                                  service level falls below [*****] ([*****]
                                                                  of the calls answered within up to [*****]
                                                                  seconds). From the fourth day onwards below
                                                                  the minimum standard, the Partner will
                                                                  deduct the price of all calls below the
                                                                  minimum standard from the invoice for the
                                                                  affected service line. The Partner agrees
                                                                  to meet the service levels described in
                                                                  this SLA for a call volume no more than 5%
                                                                  higher than forecast. For the purposes of
                                                                  imposing a penalty, the minimum number of
                                                                  calls that should be answered within up to
                                                                  [*****]seconds is calculated (75% of the
                                                                  maximum number of calls expected, forecast + 5%)

QUALITY BOOK
SERVICES TABLE - CREDICARD

CLIENT  Route  Service Name        Operating Level Commitment                   Penalties/Remarks
------  -----  --------------  -----------------------------------  ---------------------------------------------
        All    All             Communication - Comply with          Alteration   of information on help
                               100% of the stipulated period        screens on d+1 (business days, with "d" being
                                                                    of receipt of the request the Crediicard);
                                                                    Including the new information on help
                                                                    screens on d + 2; Daily news messages on d+1;
                                                                    Emergency messages in daily news on d;

        All    E-mail          75% within up to business D+1
               Attendance      100% within up to business D+2

        All    All electronic  Availability of ARU - 99%
               attendance      availability of all the ARU ports
               services        for the 24 hours a day, every
                               day of the month

        All    All             Attendance Quality - The average
                               quality rating for all operators of
                               a service may not be less than 85%.
                               This rating is the result of the
                               monthly operator assessment by the
                               Partner

QUALITY BOOK
SERVICES TABLE - CREDICARD

CLIENT  Route  Service Name    Operating Level Commitment                           Penalties/Remarks
------  -----  ------------  ------------------------------  -----------------------------------------------------------------------
        1925   Insurance     Monthly TSF - [*****] of calls  Commitment to this supply standard will be maintained for call modules
               Telesales        answered in up to [*****]    up to no more than 5% higher than forecast. For the purposes of
                                  seconds in the month       applying the penalty on the day, the minimum acceptable TSF performance will be [*****] ([*****] of calls answered within up to [*****]seconds)
                                                             on the day. No more than 3 (three) days per month will be tolerated with performance between [*****] and [*****] of the calls answered within up to [*****] seconds for the Client Attendance, Retention and
                                                             Telesales Services. For these tolerance days, no penalties will be imposed, unless the service level falls below [*****] ([*****] of calls answered within up to [*****] seconds). As from the fourth day below the minimum standard, the Partner will discount the price of all calls below the minimum standard from the invoice for the affected service line. For the purposes of applying the penalty, the minimum number of calls that should have been answered within up to [*****] seconds is calculated (75% of the maximum number of connected calls, forecast +
                                                             5%) The number of calls actually answered within up to [*****] seconds is ascertained.

                                                             If the number of calls answered within up to [*****] seconds is less than the acceptable minimum, the difference is open to return (penalty)
                                                             provided that this is not included within the monthly tolerance of 3
                                                             (three) days below the minimum.

                                                             For the purposes of applying the penalty for the month, the minimum acceptable performance is taken as being a monthly average of [*****]
                                                             or more of the calls answered within up to [*****] seconds. The penalty for the month annuls the DAY penalty whenever two penalties - DAY and
                                                             MONTH are imposed. This ensures that higher priorities are assigned to the monthly performance over the daily performance. The manner of calculating the month penalty is identical to the day penalty, calculated as the number of calls to be discounted from the Partner based on the monthly indicators - calls received in the month x difference from the minimum acceptable TSF for the month, always bearing in mind the 5% deviation limit from the call forecast. For the purposes of applying the penalty in that month, a minimum acceptable performance is taken as being a monthly average of [*****] or more of the calls answered within up to [*****] seconds. The penalty for the month annuls the Day Penalty whenever two penalties are

 4329  Corporate Client Attendance -  Daily TSF - [*****] of      imposed - DAY and MONTH. This ensures that a higher priority is
       Daily                          calls answered in up to     assigned to the monthly performance than the daily performance.
                                      [*****]seconds in the day
                                      (up to three days of below  The manner of calculating the month penalty is identical to the
                                      - Goal performance are      day penalty, calculated as the number of calls to be discounted
                                      tolerated)                  from the Partner based on the monthly indicators - calls received in the month x difference from the minimum acceptable TSF for the month, always bearing in mind the 5% deviation limit from the call forecast.

 4488  Corporate Client Attendance    Monthly TSF - [*****] of    -   For the purpose of applying a penalty, a TSF acceptable
       - Monthly                      calls answered in up to         performance is taken as [*****] ([*****]of the calls answered
                                      [*****] seconds in the          within up to [*****] seconds) in the day. - Up to 3 (three)
                                      month                           days per month will be tolerated

                                                                        - No more than 3 (three) days per month will be tolerated
                                                                          with performance lower than the acceptable minimum
                                                                          [*****]for the Corporate Client Attendance service. For
                                                                          those tolerance days, penalties will not be incurred,
                                                                          except where the service level falls below [*****]
                                                                          ([*****] answered in up to [*****] seconds)

                                                                        - As from the fourth day below the minimum standard, the
                                                                          Partner will discount the price of all calls below the
                                                                          minimum standard from the invoice for the affected service line.

All     All                           Training - Comply 100%      Up to 50 operators trained: d+2 (business days, with d being the
                                      with the deadline for       final date of the training).
                                      forwarding the reaction     51-150 operators trained: d+4
                                      assessment results and      151-300operators trained: d+5
                                      tests of the trainees       More than 300 operators trained: d+6

                                   ANNEX VIII

                                CONTINGENCY PLAN

This Annex is an integral part of the Contact Center Service Agreement signed by the Parties mentioned below on April 1, 2004.

PARTIES: Orbitall Servicos e Processamento de Informacoes Comerciais Ltda. ("ORBITALL")
            Inovacao Contact Center Servicos de Contatos Telefonicos Ltda. ("INOVACAO").

                                                            CRITICAL     RESTART     NORMALIZATION
                        BIA                                   LEVEL       PERIOD        PERIOD
----------------------------------------------------        --------     --------    -------------
Insurance Attendance                                        Medium       24 hours         7 days
Assistance Services Attendance                              Medium       24 hours         7 days
Applicant Attendance                                        Medium       24 hours        30 days
Assisted Attendance                                         High          6 hours         7 days
Call Me Attendance                                          Low            7 days        30 days
Teen Card Recharge                                          Medium       24 hours        30 days
Quality Monitoring                                          Low           15 days        30 days
Loss & Robbery                                              High          6 hours       24 hours
Unblocking Card                                             Medium        15 days        30 days
Telemarketing                                               Medium       36 hours         3 days
Retention                                                   Medium       24 hours        30 days
Citiphone                                                   Medium        15 days        30 days
Response to Sundry Request - Voucher                        High          3 hours         3 days
Client Services - Telephone Authorization - Voucher         High          3 hours         3 days
Client Services Blocking / Unblocking Card - Voucher        High          3 hours         3 days
Electronic Attendance                                       High          6 hours         7 days

                         BUSINESS CONTINUITY STRATEGIES

RISK FACTOR                                     DESCRIPTION OF ACTIONS
-----------                                     ----------------------
IMPOSSIBILITY OF ACCESSING THE          Contact Telecom ORBITALL and request
IPIRANGA BUILDINGS - SAO PAULO /     routing to the available hubs - PARTNER
CITIBANK - RIO DE JANEIRO /          RESPONSIBILITY  (OPERATIONS/ PLANNING, IT)
SALVADOR
                                        Implement routing to unaffected hubs -
                                        ORBITALL RESPONSIBILITY

                                     2. Contact the Executive Director who will
                                     implement the actions listed below -
                                     PARTNER RESPONSIBILITY
Impacts: Employees prevented from
accessing the work-site, or             After assessing the situation, decide on
finding it difficult do to so        whether or not to advise the Clients of the
                                     event -- ORBITALL RESPONSIBILITY

                                     4. Step up the attendance roster at the
                                     other hubs, in order to boost capacity.
                                     Define the overtime requirements at the
                                     other hubs, and if required, provide and allocate the resources needed. Reassess the vacation plans for the other hubs during the contingency period. Set up an activities plan for the affected hub during the contingency period (training sessions, refresher courses, etc.). Analyze the feasibility and impact of suspending some telephone attendance services, allocating these resources to the line-ups for the higher priority services. If this is decided, notify the ORBITALL Area to place an informative message on the IVR equipment for the unavailable services, in order to advise consumers. Stress to all employees that communication with the press may be undertaken only by authorized persons--
                                     PARTNER RESPONSIBILITY (HR, OPERATIONS/
                                     PLANNING, IT AND FINANCE)

                                     5. Should the halt exceed one week: (IT
                                     APPLICATIONS/PLANNING)

                                     Boost the capacity of the IVRs at the other hubs in order to handle possible future traffic concentrations, step up monitoring of the free line and IVRs occupancy ratings. If necessary, place a message on the IVRs to manage demand during peak periods -- PARTNER RESPONSIBILITY

                                     6. Identify the opportunity to use
                                     resources with earlier experience in
                                     attendance and strengthen the assisted
                                     attendance at the other hubs, in addition to the extra infrastructure required to answer the calls. Suspend activities that result in the non-availability of the Attendants, Supervisors, Analysts and
                                     Managers -- PARTNER RESPONSIBILITY
                                     (OPERATIONS/PLANNING, IT AND HR)

                                     7. Should it not be possible to access the building, the employees will be contacted and told what to do. In order to do so, a listing of their home and mobile telephones should be available to the administrators -
                                     PARTNER RESPONSIBILITY (HR/OPERATIONS)

                                        8. Notify the Union of the occurrence.
                                        Provide on-site medical assistance. Provide
                                        a hotline to clear up employee doubts --
                                        PARTNER RESPONSIBILITY (HR)

                                        9. Prepare scripts for positioning
                                        consumers and the press -- ORBITALL
                                       RESPONSIBILITY

                                     10. Distribute scripts for positioning of consumers and the Press -- PARTNER
                                     RESPONSIBILITY (HR/Communication)

                                     11. After the situation is regularized,
                                     return to redirecting the calls to the
                                     original hub -- ORBITALL RESPONSIBILITY

RISK FACTOR                                      DESCRIPTION OF ACTIONS
-----------                                      ----------------------
                                     1. Forecast the impact of the strike on the
                                     performance of the services based on the
                                     scope, means of transportation and
                                     locations affected by the strike -- PARTNER
                                     RESPONSIBILITY (PLANNING)

PARTIAL OR TOTAL PUBLIC
TRANSPORTATION SYSTEM STRIKE         Select the most appropriate action from those
                                     listed below -- PARTNER RESPONSIBILITY

Impacts: Employees prevented from      a) Request overtime for employees at hubs
accessing the work-site, or            coming to work through other means of
finding it difficult do to so          transportation -- PARTNER RESPONSIBILITY
                                       (PLANNING/Operations and HR)

                                       b) Request calls be directed through NACD /
                                       ICR -- PARTNER RESPONSIBILITY (PLANNING/IT)

                                       c) Schedule routing to unaffected hubs --
                                       ORBITALL RESPONSIBILITY

                                       d) Provide alternative means of transportation
                                       for employees from the most severely
                                       affected locations, such as vans leaving
                                       strategic points in town -- PARTNER
                                       RESPONSIBILITY (OPERATIONS/HR/FINANCE)

                                       e) Tell the employees to come to work by taxi - PARTNER RESPONSIBILITY (OPERATIONS/
                                       HR/FINANCE)

                                       f) Once the situation has been regularized, redirect the calls to the original hub --
                                       ORBITALL RESPONSIBILITY

                                     1. Define the need for overtime and if
                                     required, provide and allocate the resources
                                     required at all hubs. Review vacation plans
                                     during the contingency period at all hubs.
                                     Identify the opportunity to use resources
                                     with previous experience in attendance and
                                     to strengthen the Assisted Attendance at
OUTSIDE SITUATION NOT UNDER          other hubs, in addition to the extra
CONTROL, STRIKES OR THREATS TO       infrastructure required to answer the calls.
PUBLIC SAFETY                        Suspend activities that would leave Attendants,
                                     Supervisors, Analysts and Managers unavailable.
                                     At shift changes, overtime will be permitted
                                     and departing Attendants will be told to
                                     remain at their posts until their substitutes
                                     arrive -- PARTNER RESPONSIBILITY (HR,
                                     OPERATIONS/PLANNING, IT AND FINANCE)

                                     2. Should there be insufficient staff, request
Impacts: Employees prevented from    the calls be directed through NACD / ICR --
accessing the work-site, or          PARTNER RESPONSIBILITY (OPERATIONS/PLANNING/IT)
finding it difficult do to so

                                     3. Implement routing to the unaffected hubs --
                                     ORBITALL RESPONSIBILITY

                                     4. Once the situation has been regularized, redirect the calls to the originanl hub --
                                     ORBITALL RESPONSIBILITY

RISK FACTOR                                        DESCRIPTION OF ACTIONS
-----------                                        ----------------------
                                       1. Should unmet demand be noted,
                                       request the calls be channeled through the
CATEGORY: STRIKE                       NACD / ICR -- PARTNER RESPONSIBILITY
                                       (OPERATIONS/PLANNING, IT)

Impacts: Employees prevented from        2. Implement routing to the unaffected
accessing the work-site, or finding      hubs -- ORBITALL RESPONSIBILITY
it difficult do to so

                                         3. Once the situation has been regularized,
                                         redirect the calls to the original hub --
                                         ORBITALL RESPONSIBILITY

                                       4. At the shift change, permit overtime
                                       and tell the departing Attendants not on
                                       strike to remain at their posts until their
                                       replacements arrive. Identify the opportunity
                                       to use resources with previous experience
                                       in attendance and to strengthen Assisted
                                       Attendance at the other hubs, in addition to
                                       the extra infrastructure required to answer
                                       the calls -- PARTNER RESPONSIBILITY
                                       (OPERATIONS/PLANNING, HR)

                                       1. Obtain with ORBITALL a power return
                                       forecast -- PARTNER RESPONSIBILITY

POWER OUTAGE - EDIFICIO IPIRANGA SAO
PAULO AND EDIFICIO CITIBANK RIO DE       2. Provide workstations and employees for
JANEIRO                                  critical services. The attendance positions
                                         used for the other services will be closed
                                         down -- PARTNER RESPONSIBILITY
                                         (OPERATIONS/IT)

Impacts: impossible to perform the       3. Request the calls to be channeled to
attendance services                      another attendance hub -- PARTNER
                                         RESPONSIBILITY (OPERATIONS/PLANNING, IT).

                                         4. Implement routing to unaffected hubs --
                                         ORBITALL RESPONSIBILITY

                                       5. After the situation is regularized, return
                                       to redirecting the calls to the original hub
                                       -- ORBITALL RESPONSIBILITY

                                       1. Notify ORBITALL of the problem and the forecast system repair time -- PARTNER
                                       RESPONSIBILITY

POWER OUTAGE - SALVADOR

                                         2. Provide workstations and employees for
                                         critical services. The attendance positions
Impacts: impossible to perform the       used for the other services will be shut
attendance services                      down -- PARTNER RESPONSIBILITY (OPERATIONS/IT)

                                         3. Request that calls be directed to another
                                         attendance hub -- PARTNER RESPONSIBILITY
                                         (OPERATIONS/IT/PLANNING).

                                         4. Implement routing to unaffected hubs --
                                         ORBITALL RESPONSIBILITY

                                         5. After the situation is regularized, return
                                         to redirecting the calls to the original hub --
                                         ORBITALL RESPONSIBILITY

DEFECT, DAMAGE OR DESTRUCTION OF          1. Notify Orbitall that the equipment
PARTNER HARDWARE (EXAMPLE ROUTERS,        is unavailable -- PARTNER
ACD, NACD, SERVERS, ETC)                  RESPONSIBILITY

                                          2. Provide repair forecast -- PARTNER
                                          RESPONSIBILITY

                                          3. Provide corrective maintenance --
                                          PARTNER RESPONSIBILITY

Impacts: possible halt - downgrade of
attendance services

             RISK FACTOR                            DESCRIPTION OF ACTIONS
HALT OF THE ACD - SAO PAULO, SALVADOR     1. Forward forecast of normalization
AND RIO DE JANEIRO                        to Orbital - PARTNER RESPONSIBILITY

                                          2. Define the need for overtime and,
                                          if necessary provide and allocate the
                                          resources needed - PARTNER
                                          RESPONSIBILITY(PLANNING/OPERATIONS/IT/
                                          HR)

Impacts: for calls under way, the call    3. Request calls to be directed to
routing is halted in the hub. As a        other attendance hubs - PARTNER
result, calls do not reach the            RESPONSIBILITY (OPERATIONS/PLANNING,
attendant. There is a also a loss of      IT)
routing capacity to other hubs through
the NACD, in case of excessive demand.    4. Prior to completion of the
New calls are not answered. Hub halted.   redirecting, place a message on the
                                          ACD of the affected hub - PARTNER
                                          RESPONSIBILITY

                                          5. Redirect calls to unaffected hubs -
                                          ORBITALL RESPONSIBILITY

                                          6. Issue notification when the problem
                                          is resolved - PARTNER RESPONSIBILITY

                                          7. After resolving the problem,
                                          redirect the calls back to the
                                          original hub - ORBITALL RESPONSIBILITY

ATTENDANCE SYSTEMS (FRONT END AND         1. Obtain forecast for system return
ELECTRONIC)                               to normal operations - PARTNER
                                          RESPONSIBILITY

                                          2. Notify forecast system return time
                                          - ORBITALL RESPONSIBILITY

Impacts: loss of system functions and     3. The attendants trained to use the
information required for assisted and     showroom will provide attendance
electronic attendance                     normally through this system.
                                          Otherwise, in-house procedures will be
                                          adopted (4702 help screen) - PARTNER
                                          RESPONSIBILITY (OPERATIONS AND HR)

                                          4. Take management decisions to
                                          curtail the attendance service in case
                                          of overloading the attendance hubs or
                                          a sharp drop in capacity - PARTNER
                                          RESPONSIBILITY

                                          5. Define the need for over and if
                                          necessary provide and allocate the
                                          resources needed - PARTNER
                                          RESPONSIBILITY

                                          6. Request that calls be directed to
                                          other attendance hubs - PARTNER
                                          RESPONSIBILITY
                                          (OPERATIONS/PLANNING/IT)

                                          7. Introduce routing to unaffected
                                          hubs - ORBITALL RESPONSIBILITY

                                          8. After the situation is regularized,
                                          redirect the calls to the original hub

                            ORBITALL RESPONSIBILITY

        RISK FACTOR                           DESCRIPTION OF ACTIONS
----------------=-----------     --------------------------------------------------
MERIDIAN MAX (CALL               1. Supply Orbitall with forecast of return to
MANAGER) SERVICE                 normal operations - PARTNER RESPONSIBILITY
DOWNGRADE
                                 2. Handle call management through other hubs,
                                 should they be able to access the unavailable
                                 Meridian Max - PARTNER RESPONSIBILITY (TELECOM)
Impacts: loss of
management for calls
already connected, calls
line up and the respective
information reports. Loss of
statistics generated on
calls received. Loss of
ticketing capacity and issuer
service fee collections.

HALT OF MERIDIAN LINK (CALL      1. Supply Orbitall with forecast of return to
CONNECTION)                      normal operations - PARTNER RESPONSIBILITY

                                 2. Define the need for overtime and if
                                 required, provide and allocate the necessary
                                 resources - PARTNER RESPONSIBILITY
Impacts: loss
of capacity to redirect          3. Request that calls be directed to another
calls lined up                   attendance hub - PARTNER RESPONSIBILITY
between the IVR and the          (OPERATIONS/PLANNING, IT)
front-end attendance
systems. Loss of line up         4. Prior to completion of the redirecting, place a
information of where the         message on the ACD of the affected hub - PARTNER
consumer called. Call            RESPONSIBILITY
congestion. Possible
disconnection, forcing the       5. Redirect calls to unaffected hubs - ORBITALL
consumer to dial the card        RESPONSIBILITY
number several times.
                                 6. Notify when the problem  is solved - PARTNER
                                 RESPONSIBILITY

                                 7. Once the problem is solved, redirect the calls
                                 back to the original hub - ORBITALL RESPONSIBILITY

          RISK FACTOR                                             DESCRIPTION OF ACTIONS
-------------------------------    ------------------------------------------------------------------------------------
HALT OF NACD (DATA LINKS           1. Obtain forecast for return to normal services - PARTNER RESPONSIBILITY
CALL TRAFFIC CONTROLLER)
                                   2. Notify forecast return to normal services - ORBITALL RESPONSIBILITY

Impacts: impossible to             3. Implement in-house procedures for contingency attendance in compliance
distribute calls among the hub     with the Help Screens - PARTNER RESPONSIBILITY (OPERATIONS/IT)
line-ups, which may result in
calls being clustered at a hub,    4. Take meeting decisions to curtail the attendance services should the
with idle capacity in the same     attendance hubs become overloaded, or in case of a sharp drop in capacity -
line-up at another hub.            PARTNER RESPONSIBILITY
Surplus demand at one hub
may prevent the calls from         5. Define the need for overtime and if required, provide and allocate the
being routed to alternate hubs     necessary resources - PARTNER RESPONSIBILITY
as it would not be possible to     (OPERATIONS/PLANNING)
identify  idle capacity.
Routing between the affected       6. Request that calls be directed to another attendance hub - PARTNER
hub and the other hubs is          RESPONSIBILITY (OPERATIONS/PLANNING, IT)
halted.
                                   7. Implement routing to unaffected hubs - ORBITALL RESPONSIBILITY

                                   8. After the services are regularized, redirect the calls back to the original hub -
                                   ORBITALL RESPONSIBILITY

WFM (WORK FORCE                    1. Obtain forecast for return to normal services - PARTNER RESPONSIBILITY
MANAGEMENT) APPLICATION

Impacts: impossible to             2. Advise forecast return to normal services - ORBITALL RESPONSIBILITY manage and analyze the
history and statistics of the
attendant roster

HALT OF ICR                        1. Advise ORBITALL of the problem and the forecast to return to normal services - PARTNER RESPONSIBILITY
Impacts: distribution of calls
will not be optimized among        2. Advise forecast for return to normal services - ORBITALL RESPONSIBILITY the attendants at three hubs.
Possibility of loss of some        3. Use Meridian Max to distribute the calls - PARTNER RESPONSIBILITY statistical data.

FAULT IN THE RECORDING             1. Advise ORBITALL of the problem - PARTNER RESPONSIBILITY
SYSTEM EQUIPMENT
                                   2. Advise forecast return to normal services - PARTNER RESPONSIBILITY
Impacts: impossible to record
requests made by the card-
holders

Test Strategy:

The Contact Center contingency plans strategy consists of halting one of the attendance hubs once a week (always on Sundays), it will remain shut down, the attendants are release and the calls are redirected to one of the other hubs. The hub shutdown schedule and the evidence of its performance (statistics for the day with the number of calls answered at each hub) will be the RESPONSIBILITY OF THE PARTNER (PLANNING/OPERATIONS)

Training Strategy:

The Call Center Training Strategy consists of a cycle of presentations made to all supervisors and managers of the three attendance hubs. This presentation is based on this document, and will be the RESPONSIBILITY OF THE PARTNER.